                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]
--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                            UNION BANKSHARES COMPANY
                (Name of Registrant as Specified In Its Charter)

                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[ ] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies: Common stock, par value $1.00 per share, of Mid-Coast Bancorp, Inc., a Delaware corporation (the "Common Stock").

   (2) Aggregate number of securities to which transaction applies: 753,727 shares of Common Stock and options to purchase 5,426 shares of Common Stock.

   (3) Per unit price or underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $15.875 per share in cash-out merger plus 0.(1)

   (4) Proposed maximum aggregate value of transaction: $12,051,553.(1)

   (5) Total fee paid: $2,410.31(1)

[X] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount Previously Paid:

   (2) Form, Schedule or Registration Statement No.:

   (3) Filing Party:

   (4) Date Filed:
--------------------------------------------------------------------------------

(1) The aggregate value of the transaction from which the fee paid is calculated represents payment in full of the per share cash merger consideration of $15.875 for each of 753,727 shares of Common Stock and options to purchase 5,426 shares of Common Stock. However, under the terms of the Merger Agreement, each holder of an option to purchase Common Stock shall only be entitled to receive a cash payment equal to the excess of (i) $15.875 multiplied by the number of shares of Common Stock subject to the options less (ii) the aggregate exercise price for shares of Common Stock subject to the options, less any applicable taxes. In addition, up to approximately 9,850 unawarded shares of Common Stock remaining in the Mid-Coast Bancorp, Inc. Recognition and Retention Plan will be cancelled at the effective date of the Merger. As a result, the actual aggregate value of the transaction may be lower.

MID-COAST                                                [UNION BANKSHARES LOGO]

BANCORP, INC.

                             JOINT PROXY STATEMENT

                  FOR THE SPECIAL MEETINGS OF STOCKHOLDERS OF

              MID-COAST BANCORP, INC. AND UNION BANKSHARES COMPANY

                                PROPOSED MERGER

To the Stockholders of Mid-Coast Bancorp, Inc.
  and Union Bankshares Company:

     The board of directors of Mid-Coast Bancorp, Inc., a savings and loan holding company headquartered in Waldoboro, Maine, and Union Bankshares Company, a bank holding company headquartered in Ellsworth, Maine, have unanimously approved a merger agreement that provides for the merger of Mid-Coast into Union Bankshares as more fully described in the joint proxy statement.

     As a result of the proposed merger, The Waldoboro Bank, F.S.B., a federally chartered savings bank and Mid-Coast's wholly owned subsidiary, will be merged with Union Trust Company, a Maine chartered trust company which is a wholly owned subsidiary of Union Bankshares, through the execution of a subsidiary merger agreement.


     If the proposed merger is completed, Mid-Coast stockholders will receive $15.875 in cash for each share of Mid-Coast common stock owned by them. The approximate cash value of the transaction is $11.9 million based on approximately 753,727 shares of Mid-Coast common stock outstanding and 5,426 options to purchase Mid-Coast common stock which will be exchanged for cash.



     Mid-Coast common stock is traded on The Nasdaq SmallCap Market, under the symbol "MCBN." The closing price of Mid-Coast common stock on June 23, 2000 was $15.00.



     Mid-Coast stockholders are cordially invited to attend a special meeting of Mid-Coast stockholders which will be held on August 3, 2000 at 3:00 p.m., local time, at the Samoset Resort, located at 220 Warrenton Street, Rockport, Maine 04856. At the Mid-Coast special meeting, Mid-Coast stockholders will be asked to approve the merger agreement governing the proposed merger. The merger cannot be completed unless the holders of a majority of the issued and outstanding shares of Mid-Coast common stock approve it.



     Union Bankshares stockholders are cordially invited to attend a special meeting of Union Bankshares stockholders which will be held on August 3, 2000 at 11:00 a.m., local time, at White Birches Restaurant, Route 1, Hancock, Maine. At the Union Bankshares special meeting, Union Bankshares stockholders will be asked to approve the merger agreement governing the proposed merger. The merger cannot be completed unless the holders of 67 percent of the issued and outstanding shares of Union Bankshares common stock approve it.



Sincerely yours,                                         Sincerely yours,
Mid-Coast Bancorp, Inc.                                  Union Bankshares Company

/s/ Wesley E. Richardson                                 /s/ Peter A. Blyberg

Wesley E. Richardson                                     Peter A. Blyberg
President and Chief Executive Officer                    President and Chief Executive Officer



     The date of this joint proxy statement is June 27, 2000. It is first being mailed on or about June 29, 2000.

                                                                            LOGO

     The principal executive offices of Mid-Coast and Union Bankshares are as follows:

           Mid-Coast Bancorp, Inc.                        Union Bankshares Company
            1768 Atlantic Highway                              66 Main Street
            Waldoboro, Maine 04572                         Ellsworth, Maine 04605
           Telephone: 207-832-7521                        Telephone: 207-667-2504

                            UNION BANKSHARES COMPANY
                                 66 MAIN STREET
                             ELLSWORTH, MAINE 04605

                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF
                            UNION BANKSHARES COMPANY

                          TO BE HELD ON AUGUST 3, 2000



     Union Bankshares Company will hold a special meeting of stockholders at White Birches Restaurant, in Hancock, Maine, at 11:00 a.m., local time, on August 3, 2000, to vote on:



     (1) The Merger Agreement. The Amended and Restated Agreement and Plan of Merger, dated June 20, 2000, by and among Mid-Coast Bancorp, Inc., Union Bankshares Company and UBC Acquisition Company, Inc. (the "Merger Agreement"), and the transactions contemplated by the Merger Agreement. In connection with the Merger Agreement, Mid-Coast will be merged with UBC Acquisition Company, a wholly-owned subsidiary of Union Bankshares and then subsequently merged directly with and into Union Bankshares. The Waldoboro Bank, F.S.B., a federal savings bank and wholly owned subsidiary of Mid-Coast, will be merged with and into Union Trust Company, a Maine chartered trust company and wholly-owned subsidiary of Union Bankshares.


     (2) Other Business. Any other matters that properly come before the special meeting, or any adjournments or postponements of the special meeting.


     Record holders of Union Bankshares common stock at the close of business on June 21, 2000, will receive notice of and may vote at the special meeting, including any adjournments or postponements. The approval of the holders of 67 percent of the issued and outstanding Union Bankshares common stock is required to approve the Merger Agreement.


     YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the special meeting, please take the time to vote by completing and mailing the enclosed proxy card. If you sign, date and mail your proxy card without indicating how you want to vote, we will vote your proxy in favor of the Merger Agreement. If you do not return your card or attend and vote at the special meeting the effect will be a vote against the Merger Agreement.

     Should you have any questions or require assistance, please call Peter Blyberg at (207) 667-2504.

                                          By Order of the Board of Directors


                                          /S/ Sally J. Hutchins


                                          Sally J. Hutchins

                                          Clerk


June 27, 2000


 YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF
                             THE MERGER AGREEMENT.

                            MID-COAST BANCORP, INC.
                             1768 ATLANTIC HIGHWAY
                             WALDOBORO, MAINE 04572

                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF
                            MID-COAST BANCORP, INC.

                         TO BE HELD ON AUGUST 3, 2000.



     Mid-Coast Bancorp, Inc. will hold a special meeting of stockholders at the Samoset Resort, located at 220 Warrenton Street, Rockport, Maine 04856, at 3:00 p.m., local time, on August 3, 2000, to vote on:



     (1) The Merger Agreement. The Amended and Restated Agreement and Plan of Merger, dated June 20, 2000, by and among Mid-Coast Bancorp, Inc., Union Bankshares Company and UBC Acquisition Company, Inc. (the "Merger Agreement"), and the transactions contemplated by the Merger Agreement. In connection with the Merger Agreement, Mid-Coast will be merged with UBC Acquisition Company, a wholly-owned subsidiary of Union Bankshares and then subsequently merged with and into Union Bankshares. The Waldoboro Bank, F.S.B., a federal savings bank and wholly owned subsidiary of Mid-Coast, will be merged with and into Union Trust Company, a Maine chartered trust company and wholly-owned subsidiary of Union Bankshares.


     (2) Other Business. Any other matters that properly come before the special meeting, or any adjournments or postponements of the special meeting.

     Record holders of Mid-Coast common stock at the close of business on June 15, 2000, will receive notice of and may vote at the special meeting, including any adjournments or postponements. The approval of the holders of a majority of the outstanding shares of Mid-Coast common stock is required to approve the Merger Agreement.

     YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the special meeting, please take the time to vote by completing and mailing the enclosed proxy card. If you sign, date and mail your proxy card without indicating how you want to vote, we will vote your proxy in favor of the Merger Agreement. If you do not return your card or attend and vote in favor at the special meeting, the effect will be a vote against the Merger Agreement.


     Should you have any questions or require assistance, please call Wesley Richardson at (207) 832-7521.


                                          By Order of the Board of Directors




                                        /s/ Robert E. Carter, Jr.

                                          Robert E. Carter, Jr.



                                          Senior Vice President, Chief
                                          Operations Officer

                                          and Secretary

June 27, 2000


 YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF
                             THE MERGER AGREEMENT.

                                  PLEASE NOTE

     No one has been authorized to provide Mid-Coast stockholders or Union Bankshares stockholders with any information other than the information included in this joint proxy statement and the documents that are referred to in this joint proxy statement. Stockholders of Mid-Coast or Union Bankshares should not rely on other information as being authorized by Mid-Coast or Union Bankshares.


     This joint proxy statement has been prepared as of June 27, 2000. There may be changes in the affairs of Union Bankshares or Mid-Coast since that date which are not reflected in this document.



     As used in this joint proxy statement, the terms "Mid-Coast" and "Union Bankshares" refer to Mid-Coast Bancorp, Inc. and Union Bankshares Company, respectively, and, where the context requires, to Mid-Coast and Union Bankshares and their respective subsidiaries. There is also a Glossary of other defined terms, located on page 7 immediately after the Questions and Answers, for your reference.


                      HOW TO OBTAIN ADDITIONAL INFORMATION


     THIS JOINT PROXY STATEMENT INCORPORATES IMPORTANT BUSINESS AND FINANCIAL INFORMATION ABOUT UNION BANKSHARES AND MID-COST THAT MAY NOT BE INCLUDED IN OR DELIVERED WITH THIS DOCUMENT. THIS INFORMATION IS DESCRIBED ON PAGE 62 UNDER "WHERE YOU CAN FIND MORE INFORMATION." YOU CAN OBTAIN FREE COPIES OF THIS INFORMATION BY WRITING OR CALLING:


          Mr. Peter A. Blyberg,                              Mr. Wesley E. Richardson,
            President and CEO                                    President and CEO
         Union Bankshares Company                             Mid-Coast Bancorp, Inc.
              66 Main Street                                   1768 Atlantic Highway
          Ellsworth, Maine 04605                               Waldoboro, Maine 04572
        Telephone: (207) 667-2504                            Telephone: (207) 832-7521


     IN ORDER TO OBTAIN TIMELY DELIVERY OF THE DOCUMENTS, YOU MUST REQUEST THE INFORMATION BY JULY 27, 2000.

                               TABLE OF CONTENTS

SUMMARY TERM SHEET..........................................    1
QUESTIONS AND ANSWERS ABOUT THE MERGER......................    5
GLOSSARY OF DEFINED TERMS...................................    7
A WARNING ABOUT FORWARD-LOOKING STATEMENTS..................    8
SPECIAL MEETINGS OF STOCKHOLDERS............................    9
  Purpose...................................................    9
  Date, Place, and Time.....................................    9
  Record Date, Voting Rights, Required Vote, and
     Revocability of Proxies................................    9
  Solicitation of Proxies...................................   11
  Appraisal Rights..........................................   12
PARTIES TO THE MERGER.......................................   15
  Business of Mid-Coast Bancorp, Inc........................   15
  Business of Union Bankshares Company......................   16
THE MERGER..................................................   16
  The Merger................................................   16
  Background for the Merger.................................   16
  Reasons for the Merger and Board Recommendations..........   19
  Opinion of Mid-Coast's Financial Advisor..................   21
  Opinion of Union Bankshares' Financial Advisor............   25
  What Mid-Coast Stockholders Will Receive in the Merger....   30
  Financing.................................................   30
  Interests of Certain Persons in the Merger................   31
  Risk Factors for Union Bankshares Stockholders............   32
  Procedures for Exchange of Certificates...................   32
  Effective Time of the Merger..............................   33
  Material Federal Income Tax Consequences..................   33
  Regulatory Matters........................................   34
  Accounting Treatment......................................   35
  Effect of the Merger on Mid-Coast Stock Options and Stock
     Awards.................................................   35
  Conditions to Completion of the Merger....................   35
  Waiver, Amendment and Termination.........................   36
  Conduct of Business Pending the Merger....................   38
  Other Acquisition Proposals...............................   38
  Expenses and Fees.........................................   38
  Representations and Warranties............................   38
THE OPTION AGREEMENT........................................   39
  General...................................................   39
  Effect of the Option Agreement............................   39
  Terms of the Option Agreement.............................   39
  Repurchase of the Option..................................   40
  Registration Rights.......................................   40

  Profit Limitation.........................................   40
  Adjustment................................................   41
  Regulatory Matters........................................   41
SELECTED UNAUDITED PRO FORMA COMBINED FINANCIAL DATA........   42
PRO FORMA CONDENSED COMBINING FINANCIAL INFORMATION.........   49
CERTAIN REGULATORY CONSIDERATIONS...........................   54
  Certain Restrictions on Activities of Bank Holding
     Companies..............................................   54
  Certain Transactions by Bank Holding Companies and Their
     Affiliates.............................................   55
  Payment of Dividends......................................   56
  Regulation of Waldoboro and Union Trust...................   56
  FDIC Insurance Assessments................................   58
  Minimum Capital Requirements and Prompt Corrective
     Action.................................................   58
  Other Aspects of Federal and State Law....................   59
  Government Policies and Legislative and Regulatory
     Proposals..............................................   60
REGULATORY DEVELOPMENTS.....................................   60
OTHER MATTERS...............................................   60
STOCKHOLDER PROPOSALS.......................................   61
WHERE YOU CAN FIND MORE INFORMATION.........................   62

                                   APPENDICES


Appendix A -- Amended and Restated Agreement and Plan of Merger, dated June 20,
              2000, by and among Mid-Coast Bancorp, Inc., Union Bankshares Company and UBC Acquisition Company, Inc.



Appendix B -- Amended and Restated Agreement and Plan of Merger, dated June 20,
              2000, by and between The Waldoboro Bank, F.S.B. and Union Trust Company


Appendix C -- Opinion of Trident Securities, a division of McDonald Investments,
              Inc.

Appendix D -- Opinion of New England Business Advisors, Inc.

Appendix E -- Option Agreement dated March 27, 2000 by and between Union
              Bankshares Company and Mid-Coast Bancorp, Inc.


Appendix F -- Delaware General Corporation Law Section 262

                               SUMMARY TERM SHEET

     This summary term sheet highlights selected information from this joint proxy statement and may not contain all of the information that is important to you. You should carefully read this entire document and the other documents we refer to in this document. These will give you a more complete description of the transaction we are proposing. We have included page references in this summary term sheet to direct you to other places in this joint proxy statement where you can find a more complete description of the topics we discuss below.


THE COMPANIES (page 15)          - Union Bankshares Company, a Maine
                                   corporation, is a registered bank holding company headquartered in Ellsworth, Maine. Through its subsidiary bank, Union Trust Company, Union Bankshares provides a diversified range of financial services and has 11 branches throughout Washington and Hancock counties in Maine.


                                 - Mid-Coast Bancorp, Inc., a Delaware
                                   corporation, is a savings and loan holding company headquartered in Waldoboro, Maine. Mid-Coast operates through its subsidiary bank, The Waldoboro Bank, F.S.B., and has four branches in the mid-coast region of Maine.


PLACE AND TIME OF SPECIAL
MEETING OF
  STOCKHOLDERS (page 9)          - Mid-Coast will hold a special meeting of
                                   stockholders at 3:00 p.m., local time, on August 3, 2000 at the Samoset Resort, in Rockport, Maine.



                                 - Union Bankshares will hold a special meeting
                                   of stockholders at 11:00 a.m., local time, on August 3, 2000 at White Birches Restaurant, in Hancock, Maine.



MATTERS TO BE VOTED UPON AT
THE

  SPECIAL MEETING (page 9)       - Approval of the Merger Agreement; and

                                 - Any other items that may be submitted to a
                                   vote at the special meeting or any
                                   adjournment or postponement thereof.


REASONS FOR THE MERGER (page
19)                              - We believe that the business potential for
                                   the combination of Mid-Coast and Union
                                   Bankshares exceeds what Mid-Coast or Union
                                   Bankshares could accomplish by themselves. In addition, we believe that the combined companies will be stronger than either Mid-Coast or Union Bankshares on a stand-alone basis as the products and services available to Mid-Coast and Union Bankshares customers will be expanded. We also anticipate that the combined resources and capital of Mid-Coast and Union Bankshares will better allow Union Bankshares, as the surviving corporation in the Merger, to more effectively compete in the changing and competitive financial services industry.



SOME MATERIAL TERMS OF THE
MERGER
  AGREEMENT (page 16)            - Mid-Coast will first merge with a newly
                                   formed wholly-owned subsidiary of Union
                                   Bankshares and become a subsidiary of Union
                                   Bankshares. Immediately thereafter, Mid-Coast will merge up and into Union Bankshares and Union Bankshares will be the surviving corporation;


                                 - Waldoboro will merge with and into Union
                                   Trust with Union Trust as the surviving
                                   entity;

                                 - Following the Merger, two directors of
                                   Mid-Coast will serve on the board of
                                   directors for Union Bankshares; and

                                 - If the Merger is not completed on or before
                                   December 31, 2000, the board of directors of either Mid-Coast or Union Bankshares may terminate the Merger Agreement and abandon the Merger provided that the failure to complete the Merger by that date is not due to any breach of the terminating party's representations or obligations under the Merger Agreement.


BOARD RECOMMENDATIONS (page
19)                              - Both boards of directors of Union Bankshares
                                   and Mid-Coast have unanimously approved the Merger Agreement and unanimously recommend that Union Bankshares and Mid-Coast stockholders vote "For" the proposal.



EFFECTIVE DATE OF THE MERGER
  (page 33)                      - The Merger will be effective when a
                                   certificate of merger filed on behalf of Mid-Coast and Acquisition Company with the Delaware Secretary of State becomes effective.



MERGER CONSIDERATION TO BE
RECEIVED
  BY MID-COAST STOCKHOLDERS
  (page 30)                      - Mid-Coast stockholders will receive $15.875
                                   in cash for each share of Mid-Coast common stock that they own.



EXCHANGE OF STOCK CERTIFICATES
  (page 32)                      - Mid-Coast stockholders should not send in
                                   stock certificates until they receive a
                                   letter and instructions from the Exchange
                                   Agent on how to surrender Mid-Coast stock certificates.


                                 - Union Bankshares stockholders will not
                                   exchange their shares of Union Bankshares common stock and should not send in their stock certificates.


NO FINANCING REQUIREMENT (page
30)                              - Union Bankshares will pay the aggregate Cash
                                   Merger Consideration of $15.875 per share, estimated to be $11.9 million, out of cash available to it. Such cash may be generated by Union Bankshares from a combination of cash reserves or sales of securities. Union Bankshares may seek to obtain financing from a third party but such financing is not required in order for Union Bankshares to complete the Merger or pay the full amount of the Cash Merger Consideration.



MID-COAST STOCK OPTIONS AND
STOCK
 AWARDS (page 35)                - Mid-Coast's stock option plan and its
                                   Recognition and Retention Plan will terminate on the effective date of the Merger.


                                 - Stock options to purchase Mid-Coast common
                                   stock and awards made pursuant to Mid-Coast's Recognition and Retention Plan will become immediately vested and holders of these options and awards will receive a cash payment in accordance with the calculation presented in the Merger Agreement.


VOTE REQUIRED (page 9)           - Approval of the Merger Agreement requires:


                                   -- the affirmative vote of 67 percent of the
                                      outstanding shares of Union Bankshares
                                      common stock; and

                                   -- the affirmative vote of a majority of the
                                      outstanding shares of Mid-Coast common
                                      stock.


ABSTENTION OR NON-VOTE (page
9)                               - Any abstention, non-voting of shares or
                                   "broker non-vote" will have the same effect as a vote "Against" approval of the Merger Agreement.



RECORD DATE AND VOTING RIGHTS
  (page 9)                       - Union Bankshares' board of directors has
                                   fixed June 21, 2000 as the record date for determining those Union Bankshares stockholders who are entitled to notice of and to vote at the Union Bankshares special meeting.

                                 - Mid-Coast's board of directors has fixed June
                                   15, 2000 as the record date for determining those Mid-Coast stockholders who are entitled to notice of and to vote at the Mid-Coast special meeting.

                                 - Mid-Coast and Union Bankshares stockholders
                                   will be entitled to one vote for each share of Mid-Coast or Union Bankshares common stock held by them.


SHARES HELD BY BROKERS (page
9)                               - Brokers who hold shares in "street name" for
                                   customers who are the beneficial owners of these shares may not give a proxy to vote those shares to approve the Merger Agreement without specific instructions from their customers.



APPRAISAL RIGHTS (page 12)       - If we complete the Merger, Mid-Coast
                                   stockholders who disagree with the Merger
                                   Agreement have the right to receive the
                                   appraised value of their shares in the Merger if they satisfy certain requirements of Delaware law.


                                 - Union Bankshares stockholders do not have
                                   appraisal rights with respect to the Merger.


ACCOUNTING TREATMENT (page 35)   - Union Bankshares intends to account for the
                                   Merger as a "purchase" for accounting and financial reporting purposes.



TAX TREATMENT (page 33)          - The Merger will be a taxable transaction to
                                   Mid-Coast stockholders for federal income tax purposes. Each Mid-Coast stockholder should consult his or her own tax advisors to determine the effect of the Merger under federal, state, local, and foreign tax laws.



REGULATORY APPROVALS (page 34)   - The Merger and the Subsidiary Merger must be
                                   approved by the Board of Governors of the Federal Reserve System and prior notice of the Subsidiary Merger must be provided to the Office of Thrift Supervision. The U.S. Department of Justice may also review the Merger's impact on competition. In addition, state regulatory authorities, including the Bureau of Banking of the Department of Professional and Financial Regulation of the State of Maine, will need to approve the Merger and the Subsidiary Merger before the transactions can be completed.


                                 - We have filed or will file all the regulatory
                                   applications or notices with these state and federal regulatory authorities. There can be no assurance that regulatory approvals received will not contain a condition or requirement that causes the approvals to fail to satisfy the conditions set forth in the Merger Agreement.


INTERESTS OF INSIDERS (page
31)                              - A number of Mid-Coast directors and executive
                                   officers may have interests in the Merger that are different from, or in addition to, their interests as stockholders.


                                 - Some Mid-Coast stock benefit plans provide
                                   for accelerated vesting of stock options and awards made under its Recognition and Retention Plan and some interests arise from provisions of the Merger Agreement relating to appointments to the Union Bankshares board of directors, director and officer indemnification and insurance, and employment arrangements and benefits after the Merger.

                                 - The Mid-Coast and Union Bankshares boards of
                                   directors were aware of these interests and considered them in approving and recommending the Merger.

                                 - In connection with the Merger Agreement,
                                   Wesley E. Richardson, President and Chief
                                   Executive Officer of Mid-Coast, will resign and will receive a severance payment of approximately $300,000.


OPINION OF FINANCIAL ADVISORS
  (page 21)                      - Mid-Coast received the opinion of its
                                   financial advisor, Trident Securities, a division of McDonald Investments Inc., to the effect that as of the date of this joint proxy statement the payment of $15.875 for each share of Mid-Coast common stock was fair to stockholders of Mid-Coast.



                                 - Union Bankshares received the opinion of its
                                   financial advisor, New England Business
                                   Advisors, Inc., to the effect that as of the date of this joint proxy statement the payment of $15.875 for each share of Mid-Coast common stock was fair to stockholders of Union Bankshares.


                                 - We have attached a copy of these opinions as
                                   Appendices C and D, respectively, to this joint proxy statement.


AMENDMENT OR TERMINATION OF
THE
  MERGER AGREEMENT (page 36)     - Union Bankshares and Mid-Coast may mutually
                                   agree to terminate the Merger Agreement and elect not to complete the Merger at any time before the effective date of the Merger.


                                 - The parties may also terminate the Merger if
                                   other circumstances occur which are described in Article 11 of the Merger Agreement, attached to this joint proxy statement as Appendix A, including the failure to complete the Merger by December 31, 2000.

                                 - The Merger Agreement may be amended by the
                                   written agreement of Mid-Coast and Union
                                   Bankshares. After stockholder approval is obtained, however, certain amendments to the Merger Agreement may require further stockholder approval.


OTHER ACQUISITION PROPOSALS
AND THE
  OPTION AGREEMENT (page 39)     - Mid-Coast has agreed that it will not
                                   encourage or entertain any discussions or negotiations with other parties with respect to the possible acquisition of Mid-Coast or Waldoboro, except as permitted by the Merger Agreement.


                                 - Mid-Coast has granted Union Bankshares an
                                   option to purchase up to 149,960 shares of Mid-Coast common stock at $6.00 per share under certain circumstances if the Merger is not completed and a third party attempts to acquire Mid-Coast. That amount of shares is equal to 19.9% of the Mid-Coast common stock.


ADDITIONAL INFORMATION (page
62)                              - We have included a description of where you
                                   can find more information about Union
                                   Bankshares and Mid-Coast in this joint proxy statement.

                     QUESTIONS AND ANSWERS ABOUT THE MERGER

Q: WHAT AM I BEING ASKED TO VOTE UPON?


     A: If you are a Mid-Coast stockholder, you are being asked to approve the Merger Agreement, which provides for the merger of Mid-Coast into Acquisition Company, a wholly-owned subsidiary of Union Bankshares. Subsequently Acquisition Company will be merged up and into Union Bankshares. If we complete the Merger, you will receive $15.875 per share of Mid-Coast common stock owned by you if you send your stock certificates at the requested time and in accordance with the instructions that will be provided to you. After the Merger, Mid-Coast's subsidiary, Waldoboro, will be merged into Union Trust, Union Bankshares' subsidiary. Approval of the Merger Agreement requires the vote of a majority of all outstanding shares of Mid-Coast's common stock.


     If you are a Union Bankshares stockholder, we are asking you to approve the Merger Agreement. Approval of the Merger Agreement requires the vote of 67 percent of all outstanding shares of Union Bankshares' common stock.

Q: WHAT SHOULD I DO NOW?

     A: After carefully reading and considering information in this joint proxy statement, indicate on your proxy card how you want to vote, and sign, date, and mail it in the enclosed envelope as soon as possible, so that your shares will be represented at your meeting.

     If you sign, date, and send in your proxy but you do not indicate how you want to vote, your proxy will be voted in favor of the proposal to approve and adopt the Merger Agreement, whether you are a Union Bankshares stockholder or Mid-Coast stockholder.

     If you do not sign and send in your proxy or attend and vote at the special meeting, it will have the effect of a vote against the Merger Agreement.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

     A: This depends. Your broker will vote your shares of Mid-Coast common stock or Union Bankshares common stock, as applicable, but only if you provide instructions on how to vote. You should instruct your broker how to vote your shares, following the directions your broker provides.

     If you do not provide instructions to your broker, your shares will not be voted and this will have the effect of voting against the Merger Agreement.

Q: MAY I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

     A: Yes. Just send in a later-dated, signed proxy card or a written notice of revocation before the special meeting, or attend the special meeting and vote in person. However, attendance at the special meeting by a stockholder who has executed and delivered a proxy will not in and of itself constitute a revocation of such proxy.

Q: IF I AM A MID-COAST STOCKHOLDER, SHOULD I SEND IN MY MID-COAST STOCK CERTIFICATES NOW?

     A: No. The Exchange Agent hired by Union Bankshares will send Mid-Coast stockholders written instructions for exchanging Mid-Coast common stock certificates for the Cash Merger Consideration of $15.875 per share.

     Union Bankshares stockholders will not be exchanging their certificates.

Q: IF I AM A MID-COAST STOCKHOLDER MAY I DISSENT FROM THE MERGER AND SEEK AN APPRAISAL OF THE FAIR VALUE OF MY SHARES?

     A: Yes. If you are a Mid-Coast stockholder and you choose to dissent from the Merger you are entitled to appraisal of your shares of Mid-Coast common stock under Delaware law. To exercise your appraisal rights you must strictly comply with the procedures in Section 262 of the Delaware General Corporation Law. If you do not strictly comply with these procedures you will lose your appraisal rights. We have attached a copy of

Section 262 of the Delaware General Corporation Law as Appendix F. See also "Appraisal Rights" on page 12. If you seek appraisal rights, the appraised value of your shares may be more or less than the consideration to be paid by Union Bankshares in the Merger.


     Union Bankshares stockholders do not have appraisal rights under Maine law in connection with the Merger.

Q: WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

     A: We are working toward completing the Merger as quickly as possible. If the Merger Agreement is approved and other conditions to the Merger are satisfied, we expect to complete the Merger during the third calendar quarter of the year 2000.

Q: WHAT ARE THE TAX CONSEQUENCES OF THE MERGER?

     A: The Merger may be a taxable transaction to holders of Mid-Coast common stock for federal income tax purposes. A brief review of the possible tax consequences to holders of Mid-Coast common stock is set forth under the heading "The Merger -- Material Federal Income Tax Consequences." Holders of Mid-Coast common stock should consult their own tax advisors as to the tax effect in particular circumstances.

Q: WHAT OTHER MATTERS MAY BE VOTED ON AT THE UNION BANKSHARES SPECIAL MEETING?

     A: In addition to voting on the Merger Agreement, you may be asked to vote upon any other matters that may properly come before the special meeting or any adjournment or postponement of the special meeting if Union Bankshares fails to receive enough votes to approve the Merger Agreement. However, we are not aware of any matters that will be voted upon at the special meeting other than the approval of the Merger Agreement.

Q: WHAT OTHER MATTERS MAY BE VOTED ON AT THE MID-COAST SPECIAL MEETING?

     A: In addition to voting on the Merger Agreement, you may be asked to vote upon any other matters that may properly come before the special meeting or any adjournment or postponement of the special meeting if Mid-Coast fails to receive enough votes to approve the Merger Agreement. However, we are not aware of any matters that will be voted upon at the special meeting other than the approval of the Merger Agreement.

Q: WHO CAN HELP ANSWER MY QUESTIONS?

     A: If you want additional copies of this document, or if you want to ask any questions about the Merger, you should contact:

     If you are a Mid-Coast stockholder:

        Mr. Wesley Richardson, President and CEO
        Mid-Coast Bancorp, Inc.
        1768 Atlantic Highway
        Waldoboro, Maine 04572
        Telephone: (207) 832-7521

     If you are a Union Bankshares stockholder:

        Mr. Peter Blyberg, President and CEO
        Union Bankshares Company
        66 Main Street
        Ellsworth, Maine 04605
        Telephone: (207) 667-2504

                           GLOSSARY OF DEFINED TERMS

     As used in this joint proxy statement, the following terms shall have the following meanings:


          "Acquisition Company" shall mean UBC Acquisition Company, Inc., a Delaware corporation and wholly-owned subsidiary of Union Bankshares.


          "Cash Merger Consideration" shall mean $15.875 per share of Mid-Coast common stock.

          "Exchange Agent" shall mean the entity engaged by Union Bankshares to act as agent for the exchange of Mid-Coast common stock for the Cash Merger Consideration.


          "Merger" shall mean the merger of Mid-Coast into Acquisition Company, and subsequently up and into Union Bankshares under the terms of the Merger Agreement together with the other transactions contemplated by the Merger Agreement.



          "Merger Agreement" shall mean the Amended and Restated Agreement and Plan of Merger dated June 20, 2000, by and among Mid-Coast, Union Bankshares and Acquisition Company, and any amendments thereto, in the form of Appendix A hereto. References to Articles, Sections, Schedules and the like refer to the Articles, Sections, Schedules and the like of the Merger Agreement unless otherwise indicated.


          "Mid-Coast" means Mid-Coast Bancorp, Inc., a corporation duly chartered, organized, and existing under and pursuant to the laws of the State of Delaware; maintaining its principal place of business at 1768 Atlantic Highway, Waldoboro, Maine 04572.

          "Option Agreement" means the Option Agreement dated March 27, 2000, by and between Mid-Coast and Union Bankshares, and any amendments thereto, in the form of Appendix E hereto.

          "Proxy Solicitation Agent" shall mean the entity engaged by Union Bankshares to act as agent for the solicitation of proxies from Union Bankshares stockholders.

          "Subsidiary Merger" shall mean the Merger of Waldoboro with and into Union Trust as contemplated in the Merger Agreement and the Subsidiary Merger Agreement.


          "Subsidiary Merger Agreement" means the Amended and Restated Agreement and Plan of Merger dated June 20, 2000 by and between Union Trust and Waldoboro in the form of Appendix B hereto.


          "Union Bankshares" means Union Bankshares Company, a corporation duly chartered, organized and existing under and pursuant to the laws of the State of Maine; maintaining its principal place of business at 66 Main Street, Ellsworth, Maine 04605.

          "Union Trust" means Union Trust Company, a Maine banking corporation, duly chartered, organized and existing under and pursuant to the laws of the State of Maine and maintaining its principal place of business at 66 Main Street, Ellsworth, Maine 04605 and a member of the Federal Reserve System.

          "Waldoboro" means The Waldoboro Bank, F.S.B., a federally chartered savings bank, organized and existing under and pursuant to the laws of the United States of America and maintaining its principal place of business and registered address at 1768 Atlantic Highway, Waldoboro, Maine 04572, and its subsidiary, First Waldoboro Corporation.

                   A WARNING ABOUT FORWARD-LOOKING STATEMENTS

     This document contains forward-looking statements about Union Bankshares and Mid-Coast following the Merger. These statements can be identified by our use of words like "expect," "may," "could," "intend," "project," "estimate" or "anticipate." These forward-looking statements reflect our current views, but they are based on assumptions and are subject to risks, uncertainties and other factors. In addition, these statements speak only as of the date of this joint proxy statement. These factors include the following:

      (1) we may not fully realize the expected cost savings from the Merger;

      (2) deposit attrition, customer loss, or revenue loss following the Merger may be greater than we expect;

      (3) competitive pressure in the banking industry may increase significantly;

      (4) costs or difficulties related to the integration of the businesses of Union Bankshares and Mid-Coast may be greater than we expect;

      (5) changes in the interest rate environment may reduce margins;

      (6) general economic conditions, either nationally or regionally, may be less favorable than we expect, resulting in, among other things, credit quality deteriorating;

      (7) changes may occur in the regulatory environment;

      (8) changes may occur in business conditions and inflation;

      (9) changes may occur in the securities markets; and

     (10) disruptions of the operations of Union Bankshares, Mid-Coast, or any of their subsidiaries, or any other governmental or private entity may occur as a result of the "Year 2000 Problem."

                        SPECIAL MEETINGS OF STOCKHOLDERS

PURPOSE

  Mid-Coast


     Union Bankshares and Mid-Coast are furnishing this joint proxy statement to holders of Mid-Coast common stock in connection with the proxy solicitation by Mid-Coast's board of directors. The Mid-Coast board of directors will use the proxies at the special meeting of stockholders of Mid-Coast to be held on August 3, 2000, and at any adjournments.


     At the Mid-Coast special meeting, holders of Mid-Coast common stock will be asked to vote upon a proposal to approve the Merger Agreement attached to this joint proxy statement as Appendix A. Pursuant to the Merger Agreement, Mid-Coast will merge with a wholly-owned subsidiary of Union Bankshares and immediately thereafter Mid-Coast shall be merged up and into Union Bankshares. Union Bankshares will be the surviving corporation in the Merger. Each outstanding share of Mid-Coast common stock will be exchanged for $15.875 in cash. After the Merger, Waldoboro will be merged with and into Union Trust, which will be the surviving subsidiary pursuant to the Subsidiary Merger Agreement attached to this joint proxy statement as Appendix B.

  Union Bankshares


     Union Bankshares and Mid-Coast are furnishing this joint proxy statement to holders of Union Bankshares common stock in connection with the proxy solicitation by Union Bankshares' board of directors. The Union Bankshares board of directors will use the proxies at the Union Bankshares special meeting to be held on August 3, 2000, and at any adjournments.


     At the Union Bankshares special meeting, holders of Union Bankshares common stock will be asked to vote upon a proposal to approve Merger Agreement attached to this joint proxy statement as Appendix A. Pursuant to the Merger Agreement, Mid-Coast will merge with a wholly-owned subsidiary of Union Bankshares and immediately thereafter Mid-Coast shall be merged up and into Union Bankshares. Union Bankshares will be the surviving corporation in the Merger. Each outstanding share of Mid-Coast common stock will be exchanged for $15.875 in cash. After the Merger, Waldoboro will be merged with and into Union Trust, which will be the surviving subsidiary pursuant to the Subsidiary Merger Agreement attached to this joint proxy statement as Appendix B.

DATE, PLACE, AND TIME

  Mid-Coast


     The special meeting of Mid-Coast stockholders will be held at the Samoset Resort in Rockport, Maine, at 3:00 p.m., local time, on August 3, 2000.


  Union Bankshares


     The special meeting of Union Bankshares stockholders will be held at the White Birches Restaurant, in Hancock, Maine at 11:00 a.m., local time, on August 3, 2000.


RECORD DATE, VOTING RIGHTS, REQUIRED VOTE, AND REVOCABILITY OF PROXIES

  Mid-Coast


     If you owned Mid-Coast common stock at the close of business on June 15, 2000, the record date, you are entitled to notice and to vote at the Mid-Coast special meeting. On the Mid-Coast record date, there were 753,727 shares of Mid-Coast common stock issued and outstanding held by approximately 395 holders of record.


     At the Mid-Coast special meeting, Mid-Coast stockholders will have one vote for each share of Mid-Coast common stock owned on the Mid-Coast record date. The holders of one-third of the outstanding shares of Mid-Coast common stock entitled to vote on a matter at the Mid-Coast special meeting must be present in order for a quorum to exist at the Mid-Coast special meeting.

     Approval of the Merger Agreement requires the affirmative vote of a majority of the outstanding shares of Mid-Coast common stock entitled to be cast at the Mid-Coast special meeting.

     Brokers who hold shares in street name for customers who are the beneficial owners of such shares may not give a proxy to vote those shares to approve the Merger Agreement without specific instructions from their customers. ANY ABSTENTION, NON-VOTING SHARE OR "BROKER NON-VOTE" WILL HAVE THE SAME EFFECT AS A VOTE "AGAINST" THE APPROVAL OF THE MERGER AGREEMENT.

     Properly executed proxies that Mid-Coast receives before the vote at the Mid-Coast special meeting that are not revoked will be voted in accordance with the instructions indicated on the proxies. IF NO INSTRUCTIONS ARE INDICATED, SUCH PROXIES WILL BE VOTED FOR THE PROPOSAL TO APPROVE THE MERGER AGREEMENT, AND THE PROXY HOLDER MAY VOTE THE PROXY IN ITS DISCRETION AS TO ANY OTHER MATTER WHICH MAY COME PROPERLY BEFORE THE MID-COAST SPECIAL MEETING. IF NECESSARY, THE PROXY HOLDERS MAY VOTE IN FAVOR OF A PROPOSAL TO ADJOURN THE MID-COAST SPECIAL MEETING IN ORDER TO PERMIT FURTHER SOLICITATION OF PROXIES IF THERE ARE NOT SUFFICIENT VOTES TO APPROVE THE PROPOSAL AT THE TIME OF THE MID-COAST SPECIAL MEETING. HOWEVER, NO PROXY HOLDER MAY VOTE ANY PROXIES VOTED AGAINST APPROVAL OF THE MERGER AGREEMENT IN FAVOR OF A PROPOSAL TO ADJOURN THE MID-COAST SPECIAL MEETING.

     A Mid-Coast stockholder who has given a proxy solicited by Mid-Coast's board of directors may revoke it at any time prior to its exercise at the Mid-Coast special meeting by:

     - giving written notice of revocation to the Secretary of Mid-Coast;

     - properly submitting to Mid-Coast a duly executed proxy bearing a later date; or

     - attending the Mid-Coast special meeting and voting in person.

     All written notices of revocation and other communications with respect to revocation of proxies should be sent to: Mid-Coast Bancorp, Inc., 1768 Atlantic Highway, Waldoboro, Maine 04572, Attention: Corporate Secretary.


     On the Mid-Coast record date, Mid-Coast's directors and executive officers, including their immediate family members and affiliated entities owned 153,949 shares or approximately 20.4% of the outstanding shares of Mid-Coast common stock, or approximately 40.9% of the shares required to approve the Merger Agreement. This number does not include shares subject to options to purchase Mid-Coast common stock. We expect that the directors and executive officers of Mid-Coast will vote their shares in favor of the Merger Agreement.


     A list of Mid-Coast stockholders entitled to vote at the special meeting will be available for inspection at Mid-Coast's main office during regular business hours at least 10 days before the special meeting, as well as at the special meeting.

  Union Bankshares


     If you owned Union Bankshares common stock at the close of business on June 21, 2000, the record date, you are entitled to notice and to vote at the Mid-Coast special meeting. On the Union Bankshares record date, there were 577,466 shares of Union Bankshares common stock issued and outstanding held by approximately 729 holders of record.


     At the Union Bankshares special meeting, Union Bankshares stockholders will have one vote for each share of Union Bankshares common stock owned on the Union Bankshares record date. The holders of a majority of the outstanding shares of Union Bankshares common stock entitled to vote at the Union Bankshares special meeting must be present in order for a quorum to exist at the Union Bankshares special meeting.

     Approval of the Merger requires the affirmative vote of 67 percent of the issued and outstanding shares of Union Bankshares common stock.

     Brokers who hold shares in street name for customers who are the beneficial owners of such shares may not give a proxy to vote those shares without specific instructions from their customers. ANY ABSTENTION, NON-VOTING SHARE OR "BROKER NON-VOTE" WILL HAVE THE SAME EFFECT AS A VOTE "AGAINST" THE APPROVAL OF THE MERGER AGREEMENT.

     Properly executed proxies that Union Bankshares receives before the vote at the Union Bankshares special meeting that are not revoked will be voted in accordance with the instructions indicated on the proxies. IF NO INSTRUCTIONS ARE INDICATED, SUCH PROXIES WILL BE VOTED FOR THE PROPOSAL TO APPROVE THE MERGER AGREEMENT, AND THE PROXY HOLDER MAY VOTE THE PROXY IN ITS DISCRETION AS TO ANY OTHER MATTER WHICH MAY COME PROPERLY BEFORE THE UNION BANKSHARES SPECIAL MEETING. IF NECESSARY, THE PROXY HOLDERS MAY VOTE IN FAVOR OF A PROPOSAL TO ADJOURN THE UNION BANKSHARES SPECIAL MEETING IN ORDER TO PERMIT FURTHER SOLICITATION OF PROXIES IF THERE ARE NOT SUFFICIENT VOTES TO APPROVE THE PROPOSAL AT THE TIME OF THE UNION BANKSHARES SPECIAL MEETING. HOWEVER, NO PROXY HOLDER WILL VOTE ANY PROXIES VOTED AGAINST APPROVAL OF THE MERGER AGREEMENT IN FAVOR OF A PROPOSAL TO ADJOURN THE UNION BANKSHARES SPECIAL MEETING.

     A Union Bankshares stockholder who has given a proxy solicited by Union Bankshares' board of directors may revoke it at any time prior to its exercise at the Union Bankshares special meeting by:

     - giving written notice of revocation to the Secretary of Union Bankshares;

     - properly submitting to Union Bankshares a duly executed proxy bearing a later date; or

     - attending the Union Bankshares special meeting and voting in person.

     All written notices of revocation and other communications with respect to revocation of proxies should be sent to: Union Bankshares Company, 66 Main Street, Ellsworth, Maine 04605, Attention: Sally J. Hutchins, Clerk.


     On the Union Bankshares record date, Union Bankshares' directors and executive officers, including their immediate family members and affiliated entities owned 52,834 shares, or approximately 9.2% of the outstanding shares of Union Bankshares common stock, or approximately 13.7% of the shares required to approve the Merger Agreement. This number does not include shares subject to options to purchase Union Bankshares common stock. We expect that the directors and executive officers of Union Bankshares will vote their shares in favor of the Merger Agreement.


     A list of Union Bankshares stockholders entitled to vote at the special meeting will be available for inspection at Union Bankshares' main office during regular business hours at least 10 days before the special meeting, as well as at the special meeting.

SOLICITATION OF PROXIES

  Mid-Coast


     Directors, officers and employees of Mid-Coast may solicit proxies by mail, in person, or by telephone or telegraph. They will receive no additional compensation for such services. Mid-Coast may also make arrangements with brokerage firms and other custodians, nominees, and fiduciaries, if any, for the forwarding of solicitation materials to the beneficial owners of Mid-Coast common stock held of record by such persons. Mid-Coast will reimburse any such brokers, custodians, nominees, and fiduciaries for the reasonable out-of-pocket expenses incurred by them for such services. Mid-Coast will pay its own expenses in connection with the Merger, except as otherwise set forth in this Merger Agreement. See "The Merger -- Expenses and Fees."


  Union Bankshares; Proxy Solicitation Agent

     Directors, officers and employees of Union Bankshares may solicit proxies by mail, in person, or by telephone or telegraph. They will receive no additional compensation for such services. Union Bankshares has retained Corporate Investor Communications, Inc. ("CIC") to act as its proxy solicitation agent in connection with the Union Bankshares special meeting. The estimated fee for the services of CIC is $4,500. Union Bankshares must also pay and reimburse CIC for other costs including the costs of telephoning brokers, mailing materials to brokers and other items associated with their services as proxy solicitation agent. Union Bankshares and CIC may also make arrangements with brokerage firms and other custodians, nominees, and fiduciaries, if any, for the forwarding of solicitation materials to the beneficial owners of Union Bankshares common stock held of record by such persons. Union Bankshares will reimburse any such brokers, custodians, nominees, and fiduciaries for the reasonable out-of-pocket expenses incurred by them for such services. Union Bankshares will pay its own expenses in connection with the Merger, except as otherwise set forth in the Merger Agreement. See "The Merger -- Expenses and Fees."

APPRAISAL RIGHTS

  Mid-Coast

     General

     Stockholders of a corporation that is proposing to merge or consolidate with another entity are sometimes entitled under relevant state laws to appraisal or dissenters' rights in connection with the proposed transaction depending on the circumstances. This right generally confers on stockholders who oppose a merger or the consideration to be received in a merger the right to receive, in lieu of the consideration being offered in the merger, the fair value for their shares as determined in a judicial appraisal proceeding.

     Union Bankshares stockholders do not have dissenters' appraisal rights in connection with the Merger under Maine law. Mid-Coast stockholders, however, as stockholders of a Delaware corporation, are entitled to dissenters' appraisal rights in connection with the Merger under Delaware law.

     Appraisal rights for Mid-Coast stockholders

     Under the Delaware General Corporation Law ("DGCL"), if Mid-Coast stockholders do not wish to accept the cash payment of $15.875 for each share of Mid-Coast common stock that they own in accordance with the Merger Agreement, they have the right to dissent from the Merger and to seek an appraisal of, and to be paid the fair value, exclusive of any value arising from the accomplishment or expectation of the Merger, for the shares of Mid-Coast common stock held by them, provided that they comply with the provisions of Section 262 of the DGCL.

     Holders of Mid-Coast common stock who are entitled to vote on approval of the Merger Agreement that do not vote in favor of the Merger Agreement and who otherwise comply with the applicable statutory procedures will be entitled to appraisal rights under Section 262 of the DGCL. To perfect their appraisal rights, Mid-Coast stockholders must strictly comply with the procedures in
Section 262 of the DGCL. Failure to strictly comply with these procedures will result in the loss of appraisal rights.

     The following is a summary of the material provisions of Section 262 of the DGCL. The full text of Section 262 is reprinted as Appendix F to this joint proxy statement. You should read Appendix F in its entirety. All references in this summary to a "stockholder" are to the record holder of the shares of Mid-Coast common stock and on the record date. A person having a beneficial interest in shares that are held in "street name" or otherwise held of record in the name of another person, such as a broker or nominee, is responsible for ensuring that a demand for appraisal is made by the record holder and must act promptly to cause the record holder to properly follow the steps summarized below in a timely manner to exercise whatever appraisal rights the beneficial owner may have.

     We must provide Mid-Coast stockholders notice

     Under Section 262 of the DGCL, since we are submitting the Merger Agreement for approval at the special meeting of Mid-Coast stockholders, Mid-Coast must notify, not less than 20 days prior to the special meeting, each of its stockholders who was a stockholder on the record date for the special meeting, that appraisal rights are available, and must include in such notice a copy of
Section 262 of the DGCL. This joint
proxy statement constitutes notice to the holders of shares of Mid-Coast common stock for which appraisal rights are available.


     You must perfect your appraisal rights


     To perfect appraisal rights under Section 262 of the DGCL, with respect to his or her shares of Mid-Coast common stock, a Mid-Coast stockholder:

     - must not vote for the adoption of the Merger Agreement or consent thereto in writing, including the returning of a signed proxy without indicating any voting instructions as to the proposal; and

     - must deliver to Mid-Coast a written demand for appraisal of his or her shares of Mid-Coast common stock before the vote on the proposal to adopt the Merger Agreement.

     A written demand for appraisal must reasonably inform Mid-Coast of the identity of the Mid-Coast stockholder and his or her intent to demand appraisal of his or her shares of Mid-Coast common stock. This written demand for appraisal must be separate from any proxy or vote in person against or abstaining from the adoption of the Merger Agreement. A PROXY OR VOTE IN PERSON AGAINST THE ADOPTION OF THE MERGER AGREEMENT WILL NOT, IN AND OF ITSELF, CONSTITUTE A DEMAND FOR APPRAISAL.

     A Mid-Coast stockholder wishing to assert appraisal rights must be the record holder of his or her shares of Mid-Coast common stock on the date the written demand for appraisal is made. Only a holder of record of shares of Mid-Coast common stock is entitled to assert appraisal rights for the shares of Mid-Coast common stock registered in that holder's name. In addition, to preserve his or her appraisal rights, a Mid-Coast stockholder must continue to hold his or her shares until the completion of the Merger. Accordingly, a Mid-Coast stockholder who is the record holder of shares of Mid-Coast common stock on the date the written demand for appraisal is made, but who subsequently transfers shares prior to the completion of the Merger, will lose any right to appraisal in respect of those shares.

     Only a record holder of shares of Mid-Coast common stock for which appraisal rights are available is entitled to assert appraisal rights for the shares registered in that holder's name. A demand for appraisal should be executed by or on behalf of the record holder, fully and correctly, as this holder's name appears on this holder's stock certificates. If the shares of Mid-Coast common stock for which appraisal rights are available are owned of record in a fiduciary capacity, for example by a trustee, guardian or custodian, execution of the demand should be made in that capacity, and if these shares are owned of record by more than one owner as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including one or more joint owners, may execute a demand for appraisal on behalf of a holder of record. The agent, however, must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is agent for such owner or officers.

     A record holder of Mid-Coast common stock that is a broker who holds shares for which appraisal rights are available as nominee for several beneficial owners may exercise appraisal rights with respect to these shares for which appraisal rights are available held for one or more beneficial owners while not exercising these rights with respect to the shares held for other beneficial owners. In such case, the written demand should set forth the number of shares for which appraisal rights are available and is being sought. When no number of shares of Mid-Coast common stock for which appraisal rights are available is expressly mentioned, the demand will be presumed to cover all the shares in brokerage accounts or other nominee forms and those who wish to exercise appraisal rights under Section 262 of the DGCL are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by such a nominee.

     All written demands for appraisal must be mailed or delivered to:

         Mid-Coast Bancorp, Inc.
         1768 Atlantic Highway
         Waldoboro, ME 04572
         Attention: Corporate Secretary
or should be delivered to the secretary at the Mid-Coast special meeting prior to the vote on the Merger Agreement.

    We must provide notice to each Mid-Coast stockholder that has properly asserted appraisal rights

     Within ten days after the completion of the Merger, Union Bankshares, as the surviving company, will notify each Mid-Coast stockholder that has properly asserted appraisal rights under Section 262 of the DGCL, and that has not voted in favor of the Merger Agreement, of the date the Merger became effective.

     A petition must be filed in the Delaware Chancery Court

     Within 120 days after the completion of the Merger, but not thereafter, Union Bankshares, as the surviving company, or any Mid-Coast stockholder who has complied with the statutory requirements summarized above may file a petition in the Delaware Chancery Court demanding a determination of the fair value of the shares that are entitled to appraisal rights. Neither Mid-Coast nor Union Bankshares is under any obligation to and has no present intention to file a petition with respect to the appraisal of the fair value of the shares that are entitled to appraisal rights. Accordingly, it will be the obligation of Mid-Coast stockholders wishing to assert appraisal rights to initiate all necessary action to perfect their appraisal rights within the time prescribed in
Section 262 of the DGCL.

     Mid-Coast stockholders may request information

     Within 120 days after the completion of the Merger, any Mid-Coast stockholder that has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from Union Bankshares, as the surviving company, a statement presenting the aggregate number of shares of Mid-Coast common stock not voted in favor of adoption of the Merger Agreement and with respect to which demands for appraisal have been received and the aggregate number of holders of these shares. These statements must be mailed within ten days after a written request for the information has been received by Union Bankshares, or within ten days after expiration of the period for delivery of demands for appraisal under Section 262 of the DGCL, whichever is later.

    A court will determine those Mid-Coast stockholders entitled to appraisal rights, as well as the fair value of the Mid-Coast common stock and any allocation of expenses

     If a petition for an appraisal is timely filed and a copy served upon Union Bankshares, as the surviving company, Union Bankshares will then be obligated within 20 days to file with the Delaware Register in Chancery a list containing the names and addresses of the Mid-Coast stockholders who have demanded appraisal of their shares of Mid-Coast common stock and with whom agreements as to the value of their shares have not been reached. After notice to the Mid-Coast stockholders as required by the Delaware Court of Chancery, the Delaware Court of Chancery may conduct a hearing on such petition to determine those Mid-Coast stockholders entitled to appraisal rights. The Delaware Court of Chancery may require the Mid-Coast stockholders who demanded appraisal rights of their shares of Mid-Coast common stock to submit their stock certificates to the Delaware Register in Chancery for notation of the pendency of the appraisal proceeding. If any Mid-Coast stockholder fails to comply, the Delaware Court of Chancery may dismiss the proceedings as to that Mid-Coast stockholder.

     After determining which Mid-Coast stockholders are entitled to appraisal, the Delaware Court of Chancery will appraise the "fair value" of their shares of Mid-Coast common stock, excluding any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value.

     MID-COAST STOCKHOLDERS CONSIDERING THE EXERCISE OF APPRAISAL RIGHTS SHOULD BE AWARE THAT THE FAIR VALUE OF THEIR SHARES OF MID-COAST COMMON STOCK AS DETERMINED UNDER SECTION 262 OF THE DGCL COULD BE MORE THAN, THE SAME AS OR LESS THAN THE VALUE OF THE CASH MERGER CONSIDERATION THEY WOULD RECEIVE PURSUANT TO THE MERGER AGREEMENT IF THEY DID NOT SEEK APPRAISAL OF THEIR SHARES OF MID-COAST COMMON STOCK AND THAT INVESTMENT BANKING OPINIONS AS TO FAIRNESS FROM A FINANCIAL POINT OF VIEW ARE NOT NECESSARILY OPINIONS AS TO

THE FAIR VALUE UNDER SECTION 262 OF THE DGCL. The Delaware Supreme Court has stated, however, that "proof of value by any techniques or methods that are generally considered acceptable in the financial community and otherwise admissible in court" should be considered in the appraisal proceedings. The Delaware Chancery Court will determine the amount of interest, if any, to be paid upon the amounts to be received by Mid-Coast stockholders whose appraisal shares have been appraised.


     In addition, the costs of the action may be determined by the Delaware Chancery Court and taxed upon the parties as the Delaware Chancery Court deems equitable. The Delaware Chancery Court may also order that all or a portion of the expenses incurred by any stockholder in connection with an appraisal, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts utilized in the appraisal proceeding, be charged pro rata against the value of all of the appraisal shares entitled to appraisal.

     You may withdraw your demand for appraisal

     At any time within 60 days after the completion of the Merger, any Mid-Coast stockholder will have the right to withdraw his or her demand for appraisal and to accept the cash amount of $15.875 for each share of common stock that they own in accordance with the terms of the Merger Agreement. After this period, a Mid-Coast stockholder may withdraw his or her demand for appraisal only with the written consent of Mid-Coast. No petition timely filed in the Delaware Court of Chancery demanding appraisal will be dismissed as to any Mid-Coast stockholder without the approval of the Delaware Court of Chancery, which may be conditioned on terms the Delaware Court of Chancery deems just.

    No right to vote appraisal shares or receive dividends or distribution on appraisal shares

     Any holder of shares of Mid-Coast common stock for which appraisal rights are available that has duly demanded an appraisal in compliance with Section 262 of the DGCL will not, after the consummation of the Merger, be entitled to vote these shares subject to such demand for any purpose or be entitled to the payment of dividends or other distributions on those shares, except dividends or other distributions payable to holders of record of these shares as of a record date prior to the completion of the Merger.

  Union Bankshares

     Union Bankshares stockholders will not have dissenters' appraisal rights with respect to the Merger.

                             PARTIES TO THE MERGER

BUSINESS OF MID-COAST BANCORP, INC.

     Mid-Coast, a Delaware corporation, is a registered savings and loan holding company. On March 31, 2000, Mid-Coast had total consolidated assets of approximately $82.5 million, total consolidated loans of approximately $62.3 million, total consolidated deposits of approximately $59.6 million, and total consolidated stockholders' equity of approximately $5.6 million.

     Mid-Coast conducts its business activities through Waldoboro, its banking subsidiary. Through Waldoboro, Mid-Coast offers a broad range of financial services throughout the mid-coast region of Maine. Waldoboro has four branches in Maine. Waldoboro's business strategy is to operate as a well-capitalized and profitable community bank dedicated to financing loans secured by residential and commercial real estate, enabling borrowers to refinance, construct or improve property. Waldoboro has implemented this strategy by: (i) closely monitoring the needs of customers and providing quality service; (ii) originating residential mortgage loans, construction loans, commercial real estate loans, consumer loans, and by offering checking accounts and other financial services and products; (iii) focusing on expanding the volume of Waldoboro's commercial real estate and commercial lending activities to serve the needs of the small business community; and (iv) focusing on expanding the volume of Waldoboro's mortgage loan servicing portfolio.

     The principal executive offices of Mid-Coast are located at 1768 Atlantic Highway, Waldoboro, Maine 04572, and its telephone number at such address is
(207) 832-7521. Additional information with respect to

Mid-Coast and its subsidiaries is included in documents incorporated by reference in this joint proxy statement. See "Where You Can Find More Information."

BUSINESS OF UNION BANKSHARES COMPANY


     Union Bankshares, a Maine corporation, is a registered bank holding company. On March 31, 2000, Union Bankshares had total consolidated assets of approximately $255.6 million, total consolidated loans of approximately $126.8 million, total consolidated deposits of approximately $182.9 million, and total consolidated stockholders' equity of approximately $27.5 million.


     Union Bankshares conducts its business activities through its only subsidiary, Union Trust Company, a full-service community bank. Through its 11 branches and 12 ATMs, Union Trust serves the financial needs of individuals, businesses, municipalities and nonprofit organizations in eastern Maine. Union Trust offers a wide variety of financial services with competitive interest rates, helpful staff, and quick, local decision-making to meet the needs of the communities it serves. The Trust and Investment Services department of Union Trust provides a broad range of investment options to help meet the needs of its customers, including estate planning, investment management and custody, and retirement planning and employee benefits services.

     The principal executive offices of Union Bankshares are located at 66 Main Street, Ellsworth, Maine 04605, and its telephone number at such address is
(207) 667-2504. Additional information with respect to Union Bankshares and its subsidiaries is included in documents incorporated by reference in this joint proxy statement. See "Where You Can Find More Information."

                                   THE MERGER

     The following information describes material aspects of the Merger. This description does not provide a complete description of all the terms and conditions of the Merger Agreement, the Subsidiary Merger Agreement or the Option Agreement. It is qualified in its entirety by the Appendices attached to this joint proxy statement, including the text of the Merger Agreement, the Subsidiary Merger Agreement and the Option Agreement, which are attached as Appendices A, B and E, respectively, to this joint proxy statement. The Appendices, including the Merger Agreement, are incorporated herein by reference. You are urged to read the Appendices in their entirety.

THE MERGER


     The Merger Agreement provides for the acquisition of Mid-Coast by Union Bankshares pursuant to the Merger of Mid-Coast with Acquisition Company, a wholly-owned subsidiary of Union Bankshares formed solely to effect the Merger. Immediately thereafter Mid-Coast will be merged up and into Union Bankshares. Union Bankshares will be the surviving corporation and will continue its existence under the laws of Maine. The articles of incorporation and bylaws of Union Bankshares will be the articles of incorporation and bylaws of the surviving corporation. After the Merger, Waldoboro will be merged with and into Union Trust. Union Trust will be the surviving subsidiary.


BACKGROUND FOR THE MERGER

  Mid-Coast

     Since Mid-Coast's conversion to stock form in 1989, management of Mid-Coast has focused its principal attention on increasing its core business of originating residential and commercial mortgages and offering a full range of retail deposit and loan services through four branch offices. In recent years, Mid-Coast has continued this growth strategy through (i) expansion of commercial loans, commercial real estate loans and commercial transactional deposit relationships; and (ii) expansion of market share in mid-coast Maine through the opening of two branch offices in Belfast and Jefferson, Maine. As a means to increase stockholder value, the board of directors of Mid-Coast has implemented various initiatives in the past two years to increase stockholder value, including increasing its semi-annual cash dividend and paying periodic stock dividends.

     The Mid-Coast board of directors has also regularly evaluated Mid-Coast's corporate strategy in view of its capital position and market conditions, including the economic and regulatory environment, the consolidation process in the depository institution industry and the sharp increase in the numbers of acquisitions of thrifts, including the prices paid in such acquisitions.

     On January 13, 1998, the Mid-Coast board of directors met at its regular board meeting to explore various strategic options with Trident Securities, a division of McDonald Investments, Inc. ("Trident"), its financial advisor, including:

     - Mid-Coast's prospects as an independent financial institution pursuing internal expansion;

     - an analysis of potential acquirors for Mid-Coast; and

     - an analysis of the state of the market.

     Over the next year, the Mid-Coast board of directors, at various times, continued to evaluate its strategic options in light of market conditions and other merger and acquisition activity in the banking market.

     On June 22, 1999, at a board of directors meeting, the Mid-Coast board evaluated a presentation by Trident involving the state of the market and recent thrift mergers and acquisitions in Maine and the surrounding states.

     On July 28, 1999, at the annual meeting of the board of directors of Mid-Coast, the Mid-Coast board evaluated Mid-Coast's prospects as an independent financial institution; strategic alternatives available to Mid-Coast; and the feasibility of a sale of Mid-Coast. The board thoroughly considered these matters with Trident, senior management and Mid-Coast's special legal counsel Thacher Proffitt & Wood. After a thorough discussion, by resolution, the board of directors determined to explore a potential business affiliation with a Maine-based financial institution.

     On November 16, 1999, the board of directors met with Trident and its special legal counsel to again explore the strategic options of remaining independent or pursuing a possible affiliation with another financial institution. By resolution, the Mid-Coast board of directors determined that Trident would pursue potential merger opportunities for Mid-Coast, as well as continue to explore other strategic options.

     The Mid-Coast board also authorized Trident to prepare a memorandum for review by a number of interested parties containing selected public and nonpublic information regarding Mid-Coast. After finalizing a list of potential contacts, Trident contacted the interested parties in late November 1999. Following the initial contact, interested financial institutions executed confidentiality agreements and reviewed the confidential memorandum regarding Mid-Coast.

     On December 28, 1999, Trident met with the Mid-Coast board to advise them of the status of the strategic option review and process, including the possibility of pursuing one or more expressions of interest, two of which involved all cash offers and a third which involved a combination of stock and cash. One of the three expressions of interest was from Union Bankshares. The Mid-Coast board thoroughly reviewed data prepared by Trident with respect to Mid-Coast, selected thrift mergers and acquisitions, the terms of the expressions of interest, and financial and other data regarding the thrift acquisition and other matters. After careful consideration, the board voted to proceed with the Union Bankshares offer as the sole company with which Mid-Coast would pursue merger negotiations.

     Union Bankshares conducted a due diligence review of Mid-Coast from January 15-17, 2000.


     On January 20, 2000, Union Bankshares submitted a revised bid proposal to Mid-Coast. During this time, negotiations between the parties continued. After increasing the revised bid proposal to $15.875, Mid-Coast and Union Bankshares continued to negotiate the social and operational terms of the proposed merger.


     During the following weeks, the parties made progress on the negotiations regarding the terms of the Merger Agreement and the Option Agreement. The representatives and advisers for both parties met and spoke on numerous occasions throughout this period discussing the transaction and the related documentation and negotiated the terms of the definitive Merger Agreement.

     On March 27, 2000, the Mid-Coast board of directors held a special meeting with its financial advisor and special legal counsel to review the terms of the Merger Agreement and other acquisition documents. As financial advisor, Trident analyzed the financial factors related to the Merger and rendered its opinion that the Cash Merger Consideration was fair, from a financial point of view, to the Mid-Coast stockholders. Upon a thorough review of the Merger Agreement and the Option Agreement with its advisors, the Mid-Coast board of directors unanimously approved the terms of the Merger Agreement and the Option Agreement as being in the best interests of Mid-Coast and its stockholders and authorized the execution of the agreements.

     On March 27, 2000, Union Bankshares and Mid-Coast executed a definitive Merger Agreement and released a press release.

Union Bankshares

     As part of its efforts to broaden its community banking franchises and enhance stockholder value, Union Bankshares' management conducted a series of planning sessions during the winter of 1998 and into the summer of 1999. These sessions involved the management and members of the board of directors of Union Bankshares and sought to lay the foundation for the long term future of its subsidiary bank, Union Trust, as a community based financial institution. As part of this process, Union Bankshares adopted a strategy of balancing growth and profitability while seeking to broaden the Union Trust's franchise from a geographic and a services perspective. Geographic areas with similar demographics, similar economic factors and higher growth rates were analyzed and the mid-coast region was singled out as the most promising area. Mid-Coast, with its subsidiary Waldoboro, was identified as one of the institutions which fit the profile from a business perspective.

     In November of 1999, Union Bankshares was approached by Trident to determine its interest in participating in a managed auction for Mid-Coast. Union Bankshares' management based its response upon the results of the strategic plan developed during its planning sessions. Peter Blyberg, President and CEO of Union Bankshares and Union Trust, reviewed the possibilities of a bid with the executive committee of the board of directors on December 1, 1999. The executive committee decided to proceed with preparing a proposal, subject to final approval of the board of directors. New England Business Advisors ("NEBA") was retained to help evaluate the bid proposal from a financial and business point of view and Peabody & Arnold LLP was retained to act as Union Bankshares' legal counsel. On December 8, 1999, the executive committee met to further discuss and review Union Bankshares' bid proposal.

     December 12, 1999, at a regularly scheduled meeting of the board of directors of Union Bankshares, Mr. Blyberg presented the proposed bid together with representatives from NEBA. He also reviewed current trends in bank mergers and acquisitions, the business case for the acquisition and pricing information on recent bank mergers and acquisitions. The board of directors approved the bid proposal and accordingly the offer was submitted to Mid-Coast on December 20, 1999.

     On December 29, 1999, Trident informed Mr. Blyberg that Union Bankshares' bid proposal had been accepted and that Mid-Coast was prepared to negotiate with Union Bankshares subject to due diligence, leading toward a definitive acquisition agreement. On January 12, 2000, at a regular meeting of the board of directors of Union Bankshares, the board of directors reviewed the status of the process, reviewed the scope of due diligence and confirmed management's strategy for proceeding.

     Union Bankshares conducted its due diligence review of Mid-Coast from January 15-17, 2000. NEBA assisted in conducting the financial due diligence. Berry, Dunn, McNeil & Parker, LLC ("Berry Dunn"), the independent auditors for Union Bankshares, advised Union Bankshares on financial and accounting issues related to the due diligence.

     On January 14, 2000, Mr. Blyberg met with Mr. Richardson to discuss the potential combined business prospects, to review the markets served by Waldoboro and to discuss where the best opportunities lay for future growth.

     On January 20, 2000, following its due diligence review of Mid-Coast, Union Bankshares revised its original bid and resubmitted its bid proposal to Trident. During the weeks of January 24 and January 31, 2000, there were a number of discussions between management of Union Bankshares and Mid-Coast regarding the terms of the Merger Agreement and the Option Agreement. The representatives and advisors for Mid-Coast and Union Bankshares met and spoke on numerous occasions throughout this period to discuss the transaction and the related documentation and to further negotiate the terms of the Merger Agreement and the Option Agreement.


     On February 9, 2000, Mr. Blyberg reviewed with the board of directors the status of the discussions held with Mid-Coast and reviewed the major outstanding issues. On February 10, 2000, Mr. Blyberg, together with John Lynch, Executive Vice President of Union Bankshares, met with Mr. Samuel Cohen, Chairman of the board of directors of Mid-Coast, and Mr. Richardson. Agreement was reached on numerous issues. Discussion continued during the weekend of February 12 and February 13, 2000 which led to an understanding on, February 14, 2000 to conduct a level one environmental site assessment of Waldoboro's Rockland branch, prior to formal board of directors votes on the Merger Agreement. On February 15, 2000, Union Bankshares' board of directors met to review the status of the transaction, the role and responsibilities of the board of directors in a merger and acquisition scenario and the pro forma financials. The board of directors also discussed the transaction with the financial advisors. Numerous questions were asked about different elements of the deal. The environmental issues were discussed and the decision to move ahead reaffirmed.


     The next several weeks were devoted to hiring an environmental consultant, defining the scope of the engagement and performing the actual site assessment and documentation reviews. On March 8, 2000, the final report was submitted by Wright Pierce, the consultant firm hired by Mid-Coast, concerning the site assessment and environmental documentation review of Mid-Coast's Rockland Branch. Woodard & Curran, an environmental engineering firm hired by Union Bankshares, reviewed the files at the Maine Department of Environmental Protection ("MDEP") and the Wright Pierce report. A letter was subsequently obtained from the MDEP indicating that "The Waldoboro Bank and future owners would not be held liable for the costs of any additional clean-up required for contamination remaining." In addition, Mid-Coast has committed to obtain before closing an environmental insurance policy which will protect the parties from any liability arising from existing or new environmental contamination at the Rockland branch.

     During the week of March 20, 2000, the last details of the Merger Agreement were negotiated and finalized. On March 27, 2000, the board of directors of Union Bankshares met at a special meeting to review the terms of the Merger Agreement and related agreements. At this meeting, NEBA reviewed the financial elements of the transaction and Peabody & Arnold reviewed outstanding legal items and answered questions about the proposed Merger. NEBA rendered its opinion that the Cash Merger Consideration was fair, from a financial point of view, to Union Bankshares' stockholders. The board of directors then voted by unanimous consent to approve the transaction and authorize execution of the Merger Agreement, and the Option Agreement, having determined that the Merger was in the best interests of the Union Bankshares stockholders.

     Following the adjournment of the meeting Mr. Blyberg called Mr. Richardson to inform him of Union Bankshares' vote to approve the Merger.

     On March 27, 2000, Union Bankshares and Mid-Coast executed a definitive Merger Agreement and released a press release announcing the proposed Merger.

REASONS FOR THE MERGER AND BOARD RECOMMENDATIONS

  Mid-Coast

     Mid-Coast's board of directors has determined that the Merger is in the best interests of Mid-Coast and the Mid-Coast stockholders and has unanimously approved the Merger Agreement.

     The terms of the Merger Agreement, including the Cash Merger Consideration of $15.875 per share of Mid-Coast common stock, were the result of arm's length negotiation between Mid-Coast and Union Bankshares. Mid-Coast consulted with its special legal counsel, Thacher Proffitt & Wood, and its financial advisor, Trident, during the negotiations. The Mid-Coast board of directors believes that the Merger is fair and in the best interests of the stockholders of Mid-Coast. The Mid-Coast board of directors considered various factors in determining that the Merger was fair and in the best interests of Mid-Coast and its stockholders. The Mid-Coast board of directors did not assign any specific weights to the factors considered. Among other things, the Mid-Coast board of directors considered:

     - Favorable Cash Premium. The Mid-Coast board of directors believes that the premium presented by the consideration offered to Mid-Coast's stockholders in relation to the current trading price of Mid-Coast's common stock is favorable to the Mid-Coast stockholders.


     - Impact of Merger. The Mid-Coast board of directors believes that the probable impact of the Merger on the customers and the communities served by Mid-Coast and Union Bankshares will be minimal. The Mid-Coast board of directors also considered Union Bankshares' willingness to retain Mid-Coast's employees and provide certain benefits to these employees.


     - Expanded Products and Services. The Mid-Coast board of directors believes that the combination will allow for the potential for expansion of products and services that may be offered to the customers of Union Bankshares and Mid-Coast.

     - Competitive Environment and Regulatory Considerations. The Mid-Coast board of directors considered the increasingly competitive environment in which financial institutions operate and the uncertain economic regulatory and legal environment affecting financial institutions such as Mid-Coast.

     - Financial Institution Consolidation. The Mid-Coast board of directors considered the increasing consolidation of financial institutions which has resulted in fewer potential acquirors for Mid-Coast.

     - Improved Business Capabilities. The Mid-Coast board of directors believes that the combined institution will have the ability to meet the needs of Waldoboro's larger customers, due to the availability of a higher legal lending limit, and the probability of expanded products and services.

     - Opinion of Trident. The Mid-Coast board of directors also relied upon the opinion of Trident that the Cash Merger Consideration is fair from a financial point of view to Mid-Coast's stockholders.

     - Merger of Two Maine Community Banks. The Mid-Coast board of directors also considered the fact that Mid-Coast will be combining with a Maine-based financial institution and that two Mid-Coast directors will continue to serve on the board of directors of the combined institution.

     THE FOREGOING DISCUSSION OF THE INFORMATION AND FACTORS CONSIDERED BY MID-COAST'S BOARD OF DIRECTORS IS NOT INTENDED TO BE EXHAUSTIVE, BUT CONSTITUTES ALL MATERIAL FACTORS CONSIDERED BY MID-COAST'S BOARD OF DIRECTORS. IN VIEW OF THE VARIETY OF FACTORS CONSIDERED IN CONNECTION WITH ITS EVALUATION OF THE MERGER, MID-COAST'S BOARD OF DIRECTORS DID NOT FIND IT PRACTICABLE TO, AND DID NOT, QUANTIFY OR OTHERWISE ATTEMPT TO ASSIGN RELATIVE WEIGHTS TO THE SPECIFIC FACTORS CONSIDERED IN REACHING ITS DETERMINATION AND INDIVIDUAL DIRECTORS MAY HAVE GIVEN DIFFERENT WEIGHT TO DIFFERENT FACTORS. IN CONSIDERING AND APPROVING THE MERGER, MID-COAST'S BOARD OF DIRECTORS RELIED UPON INFORMATION AND ANALYSIS PREPARED BY MANAGEMENT AND BY TRIDENT.

     Mid-Coast's board of directors has unanimously approved the Merger Agreement and believes that the Merger is in the best interests of Mid-Coast and its stockholders. MID-COAST'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE MERGER AGREEMENT.

  Union Bankshares

     Union Bankshares' board of directors has determined that the Merger is in the best interests of Union Bankshares and the Union Bankshares stockholders and has unanimously approved the Merger Agreement.

     The board of directors of Union Bankshares in reaching its decision considered a number of factors:

     - Expanded Market Presence. The Union Bankshares board of directors believes that because the markets served by Union Bankshares and Mid-Coast share many of the same demographic and economic characteristics, there is an opportunity to build upon a community-banking-oriented business model which would appeal to customers in the mid-coast region. The population served by the new institution would be about twice that currently served in Union Bankshares market area. By expanding the geographic reach of the institution, the bank should diversify some of the risks inherent in serving a limited geographic market.

     - Anticipated Synergies and Cost Savings. The Union Bankshares board of directors believes that Union Bankshares and its stockholders should be able to realize benefits from operational cost savings in information technology, professional fees and check processing as well as leveraging existing management skills in a larger institution.

     - Complementary Businesses. The Union Bankshares board of directors believes that the combination allows Union Bankshares to complement Mid-Coast's existing strength in consumer mortgages with a stronger commercial business focus as well as trust and investment services and Internet banking. The complementary nature of the businesses allows for increased focus and efforts on businesses which are deemed critical strategic efforts by both banks without having to reconcile competing priorities. Union Bankshares believes that Mid-Coast shares a similar vision of fostering community-based financial services to these markets.

     - Improved Business Capabilities. The Union Bankshares board of directors believes that the combined corporation will be able to draw upon the management skills of both Union Bankshares and Mid-Coast. This strengthening of management will enhance Union Bankshares ability to provide a broad range of financial services throughout the market area and put the combined institution in a stronger position to meet the evolving demands of the banking and financial services industry.

     - Terms of the Merger Agreement. The Union Bankshares board of directors believes that the terms and conditions of the Merger Agreement are favorable to Union Bankshares stockholders.

     - The Opinion of NEBA. The Union Bankshares board of directors also relied upon the opinion, analysis and presentations of NEBA as described below that the price of $15.875 per share of Mid-Coast common stock is fair to Union Bankshares stockholders, from a financial point of view.


     The Union Bankshares board of directors also considered potentially negative factors which could develop. (See "-- Risk Factors for Union Bankshares Stockholders" on page 32.)


     These factors include the significant transaction costs, the management time and effort involved in making the Merger work, the possibility that the potential benefits might not be fully realized and the need for stockholder and regulatory approval. The Union Bankshares board of directors did not believe that the potential negative factors were sufficient to outweigh the advantages.

     THE FOREGOING DISCUSSION OF THE INFORMATION AND FACTORS CONSIDERED BY UNION BANKSHARES' BOARD OF DIRECTORS IS NOT INTENDED TO BE EXHAUSTIVE, BUT INCLUDES ALL MATERIAL FACTORS CONSIDERED BY UNION BANKSHARES' BOARD OF DIRECTORS. IN REACHING ITS DETERMINATION TO APPROVE THE MERGER AND THE MERGER AGREEMENT, UNION BANKSHARES' BOARD OF DIRECTORS DID NOT ASSIGN ANY RELATIVE OR SPECIFIC WEIGHTS TO THE FOREGOING FACTORS, AND INDIVIDUAL DIRECTORS MAY HAVE GIVEN DIFFERING WEIGHTS TO DIFFERENT FACTORS.

     After deliberating with respect to the Merger and the other transactions contemplated by the Merger Agreement, and considering, among other things, the matters discussed above and the opinion of NEBA referred to above, Union Bankshares' board of directors determined that the Merger would be in the best interests of the Union Bankshares stockholders and unanimously approved the Merger Agreement. UNION BANKSHARES' BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE MERGER AGREEMENT.

OPINION OF MID-COAST'S FINANCIAL ADVISOR

  Acquisition -- General

     Pursuant to an engagement letter dated September 20, 1999 between Mid-Coast and Trident Securities, a division of McDonald Investments Inc., Mid-Coast retained Trident to act as its financial advisor in connection with a possible merger and related matters. As part of its engagement, Trident agreed, if requested by Mid-Coast, to render an opinion with respect to the fairness, from a financial point of view, to the holders of Mid-Coast common stock, of the Cash Merger Consideration as set forth in the Merger Agreement. Trident is a nationally recognized specialist in the financial services industry, in general, and in thrifts in particular. Trident is regularly engaged in evaluations of similar businesses and in advising institutions with regard to mergers and acquisitions, as well as raising debt and equity capital for such institutions. Mid-Coast selected Trident as its financial advisor based upon Trident's qualifications, expertise and reputation in such capacity.

     Trident delivered a written opinion, dated March 27, 2000, that the Cash Merger Consideration was fair to Mid-Coast stockholders, from a financial point of view, as of the date of such opinion. Trident updated its March 27, 2000 opinion as of the date of this document. No limitations were imposed by Mid-Coast on Trident with respect to the investigations made or the procedures followed in rendering its opinion.


     THE FULL TEXT OF TRIDENT'S WRITTEN OPINION TO THE MID-COAST BOARD OF DIRECTORS, DATED JUNE 27, 2000, WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND EXTENT OF REVIEW BY TRIDENT, IS ATTACHED AS APPENDIX C AND IS INCORPORATED HEREIN BY REFERENCE. IT SHOULD BE READ CAREFULLY AND IN ITS ENTIRETY IN CONJUNCTION WITH THIS DOCUMENT. THE FOLLOWING SUMMARY OF TRIDENT'S OPINION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE OPINION. TRIDENT'S OPINION IS ADDRESSED TO THE MID-COAST BOARD OF DIRECTORS AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY STOCKHOLDER OF MID-COAST AS TO HOW SUCH STOCKHOLDER SHOULD VOTE AT THE MID-COAST SPECIAL MEETING DESCRIBED IN THIS DOCUMENT.


     Trident, in connection with rendering its opinion:


     - reviewed Mid-Coast's Annual Reports to Shareholders and Annual Reports on Form 10-KSB for each of the years ended March 31, 2000, March 31, 1999 and March 31, 1998, including the audited financial statements contained therein; and Mid-Coast's Quarterly Reports on Forms 10-QSB for the three month periods ended December 31, 1999, June 30, 1999 and September 30, 1999.


     - reviewed Union Bankshares' Annual Reports to Shareholders and Annual Reports on Form 10-K for the years ended December 31, 1999 and December 31, 1998, including the audited financial statements contained therein; and Union Bankshares' Quarterly Report on Form 10-Q for the three month period ended March 31, 2000.

     - reviewed certain other public and non-public information, primarily financial in nature, relating to the respective businesses, earnings, assets and prospects of Mid-Coast and Union Bankshares provided to Trident or publicly available;

     - participated in meetings and telephone conferences with members of senior management of Mid-Coast concerning the financial condition, business, assets, financial forecasts and prospects of the company, as well as other matters Trident believed relevant to its inquiry;

     - reviewed certain stock market information for the Mid-Coast common stock and compared it with similar information for certain companies, the securities of which are publicly traded;

     - compared the results of operations and financial condition of Mid-Coast with that of certain companies which Trident deemed to be relevant for purposes of its opinion;

     - reviewed the financial terms, to the extent publicly available, of certain acquisition transactions which Trident deemed to be relevant for purposes of this opinion;


     - reviewed the Merger Agreement and its schedules and exhibits and certain related documents; and


     - performed such other reviews and analyses as Trident deemed appropriate.

     The oral and written opinions provided by Trident to Mid-Coast were necessarily based upon economic, monetary, financial market and other relevant conditions as of the dates thereof.

     In connection with its review and arriving at its opinion, Trident relied upon the accuracy and completeness of the financial information and other pertinent information provided by Mid-Coast and Union Bankshares to Trident for purposes of rendering its opinion. Trident did not assume any obligation to independently verify any of the provided information as being complete and accurate in all material respects. With regard to the financial forecasts established and developed for Mid-Coast and Union Bankshares with the input of their respective managements, as well as projections of cost savings, revenue enhancements and operating synergies, Trident assumed that these materials had been reasonably prepared on bases reflecting the best available estimates and judgments of Mid-Coast and Union Bankshares as to the future performance of the separate and combined entities and that the projections provided a reasonable basis upon which Trident could formulate its opinion. Neither Mid-Coast nor Union Bankshares publicly discloses such internal management projections of the type utilized by Trident in connection with Trident's role as financial advisor to Mid-Coast. Therefore, such projections cannot be assumed to have been prepared with a view towards public disclosure. The projections were based upon numerous variables and assumptions that are inherently uncertain, including, among others, factors relative to the general economic and competitive conditions facing Mid-Coast and Union Bankshares. Accordingly, actual results could vary significantly from those set forth in the respective projections.

     Trident does not claim to be an expert in the evaluation of loan portfolios or the allowance for loan losses with respect thereto and therefore assumes that such allowances for Mid-Coast are adequate to cover such losses. In addition, Trident does not assume responsibility for the review of individual credit files and did not make an independent evaluation, appraisal or physical inspection of the assets or individual properties of Mid-Coast, nor was Trident provided with such appraisals. Furthermore, Trident assumes that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement, without any waiver of any material terms or conditions by Mid-Coast, and that obtaining the necessary regulatory approvals for the Merger will not have an adverse effect on either separate institution or the combined entity. Moreover, in each analysis that involves per share data for Mid-Coast, Trident adjusted the data to reflect full dilution, i.e., the effect of the exercise of outstanding options utilizing the treasury stock method. In particular, Trident assumes that the Merger will be recorded as a "purchase" in accordance with generally accepted accounting principles.

     In connection with rendering its opinion to the Mid-Coast board of directors, Trident performed a variety of financial and comparative analyses, which are briefly summarized below. Such summary of analyses does not purport to be a complete description of the analyses performed by Trident. Moreover, Trident believes that these analyses must be considered as a whole and that selecting portions of such analyses and the factors considered by it, without considering all such analyses and factors, could create an incomplete understanding of the scope of the process underlying the analyses and, more importantly, the opinion derived from them. The preparation of a financial advisor's opinion is a complex process involving subjective judgments and is not necessarily susceptible to partial analyses or a summary description of such analyses. In its full analysis, Trident also included assumptions with respect to general economic, financial market and other financial conditions. Furthermore, Trident drew from its past experience in similar transactions, as well as its experience in the valuation of securities and its general knowledge of the banking industry as a whole. Any estimates in Trident's analyses were not necessarily indicative of actual future results or values, which may significantly diverge more or less favorably from such estimates. Estimates of company valuations do not purport to be appraisals nor to necessarily reflect the prices at which companies or their respective securities actually may be sold. None of the analyses performed by Trident were assigned a greater significance by Trident than any other in deriving its opinion.

  Comparable Transaction Analysis

     Trident reviewed and compared actual information for groups of comparable pending (through March 20, 2000) and completed transactions (since January 1,
1998) it deemed pertinent to an analysis of the Merger. The acquisition price was compared to the average and median ratios of (i) price to last 12 months earnings, (ii) price to tangible book value, (iii) capital adjusted price to tangible book value, (iv) tangible book value premium to core deposit ratio ("TBV Prem./Core Deposits"), and (v) transaction premium to current trading price for each of the following 11 comparable transaction groups:

     - all recent thrift acquisitions in the United States announced within the preceding 12 months ("All Recent Median");

     - all thrift acquisitions in the United States announced within the preceding 90 days ("Last 90 Days Median");

     - all pending thrift acquisitions in the United States that have been announced but have yet to close ("All Pending Median");

     - all New England thrift acquisitions announced within the preceding 12 months ("New England Recent Median");

     - all Maine thrift acquisitions announced within the preceding 12 months ("Maine Recent Median");


     - all thrift acquisitions in the United States announced within the preceding 12 months involving acquired thrifts with assets of $50-$100 million ("Assets $50mm-$100mm Median");



     - all thrift acquisitions in the United States announced within the preceding 12 months with a total deal size of $5-$20 million ("Deal Size $5mm-$20mm Median");



     - all thrift acquisitions in the United States announced within the preceding 12 months involving acquired thrifts with returns on average assets of 50bp-75bp ("ROAA 50bp-75bp Median");



     - all thrift acquisitions in the United States announced within the preceding 12 months involving acquired thrifts with returns on average equity of 6%-9% ("ROAE 6%-9% Median");



     - all thrift acquisitions in the United States announced within the preceding 12 months involving acquired thrifts with tangible capital of 6%-8% ("Tangible Capital 6%-8% Median"); and



     - Guideline thrift acquisitions announced since January 1, 1998 involving acquired thrifts with asset sizes, capital levels, and returns on average equity similar to Mid-Coast ("Guideline Median").


     The following table represents a summary analysis of the comparable transactions analyzed by Trident based on the announced transaction values:

                                               MEDIAN PRICE TO      CAPITAL         TBV
                                               ---------------    ADJ. PRICE/    PREM.(3)/     PREMIUM
                                   NUMBER       LTM      TANG.       TANG.         CORE        TRADING
                                  OF TRANS.    EPS(2)    BOOK        BOOK        DEPOSITS     PRICE(4)
                                  ---------    ------    -----    -----------    ---------    ---------
All Recent Median...............     71        24.0x     152.3%      185.6%        10.2%         38.5%
Last 90 Days Median.............     18        30.5x     153.8%      175.8%        11.1%         59.0%
All Pending Median..............     37        26.6x     160.4%      185.7%        11.0%         35.0%
New England Recent Median.......      3        16.1x     220.2%      248.3%        17.2%         29.8%
Maine Recent Median.............      1        15.5x     224.0%      244.7%        15.0%         47.3%
Assets $50mm-$100mm Median......     10        22.0x     140.9%      175.7%         9.1%         65.7%
Deal Size $5mm-$20mm Median.....     19        23.4x     156.7%      175.7%         7.2%         48.3%
ROAA 50bp-75bp Median...........     17        27.9x     141.3%      166.1%         8.0%         39.0%
ROAE 6%-9% Median...............     17        25.4x     157.9%      173.0%         8.8%         33.2%
Tangible Capital 6%-8% Median...     13        23.9x     184.0%      208.2%        11.3%         51.3%
Guideline Median................      8        23.2x     183.2%      204.7%         9.9%         47.3%
Mid-Coast(1)....................               27.4x     213.7%      218.8%        13.3%        164.6%

---------------
(1) Mid-Coast pricing data based on per share consideration of $15.875

(2) Last 12 months earnings per share

(3) Tangible book value premium

(4) Based on Mid-Coast's closing stock price on March 24, 2000


     The value of the transaction indicates that the offer made to Mid-Coast falls within the range of similar transactions, represented by the comparable groups, based on multiples of price to last 12 months earnings, price to tangible book values, capital adjusted price to tangible book values, and tangible book value premium to core deposits. Additionally, the transaction produces a premium to trading price that is well above the premiums of the comparable groups. When compared to the Guideline Median comparable group, the transaction is valued higher by all methods of comparison used.

     As based on the aforementioned analyses and Trident's experience with numerous mergers involving thrift institutions, the value to Mid-Coast stockholders is fair from a financial point of view.

     NO COMPANY USED AS A COMPARISON IN THE ABOVE ANALYSES IS IDENTICAL TO MID-COAST, UNION BANKSHARES OR THE COMBINED ENTITY AND NO OTHER TRANSACTION IS IDENTICAL TO THE MERGER. ACCORDINGLY, AN ANALYSIS OF THE RESULTS OF THE FOREGOING IS NOT PURELY MATHEMATICAL; RATHER, SUCH ANALYSES INVOLVE COMPLEX CONSIDERATIONS AND JUDGMENTS CONCERNING DIFFERENCES IN FINANCIAL MARKET AND OPERATING CHARACTERISTICS OF THE COMPANIES AND OTHER FACTORS THAT COULD AFFECT THE PUBLIC TRADING VOLUME OF THE COMPANIES TO WHICH MID-COAST, UNION BANKSHARES AND THE COMBINED ENTITY ARE BEING COMPARED.


     IN CONNECTION WITH DELIVERY OF ITS OPINION DATED AS OF THE DATE OF THIS JOINT PROXY STATEMENT, TRIDENT PERFORMED PROCEDURES TO UPDATE, AS NECESSARY, CERTAIN OF THE ANALYSES DESCRIBED ABOVE AND REVIEWED THE ASSUMPTIONS ON WHICH THE ANALYSES DESCRIBED ABOVE WERE BASED AND THE FACTORS CONSIDERED IN CONNECTION THEREWITH. TRIDENT DID NOT PERFORM ANY ANALYSES IN ADDITION TO THOSE DESCRIBED ABOVE IN UPDATING THE OPINION.


     For its financial advisory services provided to Mid-Coast, Trident has been paid fees of $50,000 to date and will be paid an additional fee that will amount to 2.0% of the aggregate consideration received by Mid-Coast stockholders (less the $50,000 previously paid) at the time of closing of the merger. In addition, Mid-Coast has agreed to reimburse Trident for all reasonable out-of-pocket expenses, incurred by it on Mid-Coast's behalf, and to indemnify Trident against certain liabilities, including any which may arise under the federal securities laws.

     Trident is a member of all principal securities exchanges in the United States and in the conduct of its broker-dealer activities may have from time to time purchased securities from, and sold securities to, Mid-Coast and/or Union Bankshares. As a market maker, Trident may also have purchased and sold the securities of Mid-Coast and/or Union Bankshares for Trident's own account and for the accounts of its customers.

OPINION OF UNION BANKSHARES' FINANCIAL ADVISOR

     Union Bankshares retained New England Business Advisors, Inc. ("NEBA") to act as its financial advisor in connection with the Merger. NEBA is a bank advisory firm that provides strategic planning, financial management and merger and acquisition services to banks and thrifts throughout New England. NEBA was retained by Union Bankshares to analyze, structure, negotiate and effect a transaction with Mid-Coast. Union Bankshares selected NEBA because of its experience with mergers and acquisitions within the state of Maine and its knowledge of both Union Trust and Waldoboro, their managements and operations.

     Union Trust has been a client of NEBA since 1994. NEBA has worked with Union Trust's management and board of directors to develop its annual strategic and business plans, measure and control interest rate risk in its balance sheet, produce financial modeling and develop a human resources management and administration process.

     Waldoboro retained NEBA in 1998 to implement a marketing plan and to assist with improving financial modeling. The contract for these services was completed in the first quarter of 1999. NEBA has not worked with Waldoboro since completing the initial assignments and has no present professional relationship with Waldoboro.

     NEBA advised Union Bankshares with respect to the pricing and other terms and conditions of the Merger. The final pricing of the Merger was determined by the board of directors of Union Bankshares, based on recommendations from the management of Union Bankshares at meetings of the board of directors held on February 15, 2000 and March 27, 2000. NEBA rendered its written opinion to the board of directors that, as of March 27, 2000 and subject to the assumptions, factors and limitations set forth in the opinion, the Cash Merger Consideration of $15.875 per share to be paid by Union Bankshares to Mid-Coast's stockholders is fair to Union Bankshares and Union Bankshares stockholders from a financial point of view. The board of directors imposed no limitations upon NEBA with respect to the investigations made or procedures followed by it in arriving at its opinion.

     The full text of NEBA's opinion, which sets forth assumptions made, matters considered and the scope of the review undertaken by NEBA, is attached as Appendix D to this joint proxy statement. Union Bankshares stockholders are urged to read the attached NEBA opinion in its entirety before deciding how to vote on the Merger Agreement. The NEBA opinion is directed only to the board of directors of Union Bankshares and relates only to the financial fairness of the Cash Merger Consideration. The NEBA opinion does not constitute a recommendation to any stockholder as to how such Union Bankshares stockholder should vote at the Union Bankshares special meeting. The summary of the NEBA opinion set forth in this joint proxy statement is qualified in its entirety by reference to the full text of the NEBA opinion.

     In connection with its opinion, NEBA reviewed the following documents and other information:

     - The Merger Agreement and related documents;

     - Union Bankshares' Annual Reports to Stockholders and Annual Reports on Form 10-K for the years ended December 31, 1998 and 1997 and Union Bankshares' Quarterly Reports on Form 10-Q for the periods ended September 30, 1999, June 30, 1999 and March 31, 1999;

     - Mid-Coast's Annual Reports to Stockholders and Annual Reports on Form 10-KSB for the years ended March 31, 1999, 1998 and 1997 and Mid-Coast's Quarterly Reports on Form 10-QSB for the periods ended December 31, 1999, September 30, 1999, June 30, 1999 and December 31, 1998;

     - Certain operating and financial information provided to NEBA by the managements of Union Trust and Waldoboro relating to their business and prospects;

     - The views of senior management of both Union Trust and Waldoboro of their past and current business operations, results thereof, financial condition and future prospects, including any operating efficiencies and synergies that may arise from the Merger;

     - A comparison, prepared by NEBA, of certain financial information for Waldoboro with similar information for certain other thrifts that NEBA considered comparable to Waldoboro;

     - The financial terms of certain recent business combinations within the New England banking industry;

     - The banking environment in the state of Maine, based on information published by the Federal Reserve Bank of Boston, and the economic environment in the mid-coast Maine marketplace, based on information from the U.S. Census Bureau;

     - The potential pro forma impact of the Merger on Union Bankshares' financial condition, operating results and earnings per share figures; and

     - Such other information, financial studies, analyses and investigations of financial, economic and market criteria as NEBA deemed appropriate.

     In connection with its review, NEBA relied upon and assumed, without independent verification, the accuracy and completeness of the financial and other information regarding Mid-Coast and its subsidiaries provided to NEBA by Mid-Coast and its representatives. NEBA is not an expert in evaluating loan and lease portfolios for purposes of assessing the adequacy of the allowances for losses. Therefore, NEBA has not assumed any responsibility for making an independent evaluation of the adequacy of the allowance for loan losses set forth in the balance sheet of Mid-Coast at December 31, 1999, and NEBA assumed such allowances were adequate and complied fully with applicable law, regulatory policy, sound banking practice, and the policies of the SEC as of the date of such balance sheets. NEBA reviewed certain operating forecasts and financial projections provided by Mid-Coast and Union Bankshares. NEBA assumed that such forecasts and projections reflected the best currently available estimates and judgments of Mid-Coast's management. As part of the advisory services provided to Union Bankshares and Union Trust, NEBA assisted Union Trust management in the preparation of its financial forecasts and projections. In certain instances, for the purposes of its analyses, NEBA made adjustments to Mid-Coast's forecasts and projections which, in NEBA's judgment, were appropriate under the circumstances. Union Trust and Waldoboro do not publicly disclose internal management projections of the type used by NEBA in connection with the review of the Merger. Such projections were not prepared with a view towards public disclosure. The projections were based on numerous variables and assumptions which are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in such projections.

     NEBA was not retained to, nor did it make any independent evaluation or appraisal of, the assets or liabilities of Mid-Coast or its subsidiaries. NEBA also assumed that the Merger in all respects is, and will be, undertaken and consummated in compliance with all laws and regulations that are applicable to Union Bankshares and Mid-Coast.

     The preparation of a fairness opinion on a transaction such as the proposed Merger involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, NEBA's opinion is not readily susceptible to summary description. In arriving at its opinion, NEBA performed a variety of financial analyses. NEBA believes that its analyses must be considered as a whole and the consideration of portions of such analyses and the factors considered therein, or any one method of analysis, without considering all factors and analyses, could create an incomplete view of the analyses and the process underlying NEBA's opinion. No one method of analysis was assigned a greater significance than any other.

     In its analyses, NEBA made numerous assumptions with respect to industry performance, general business and economic conditions, and other matters, many of which are beyond the control of Union Bankshares or Mid-Coast. Any estimates contained in NEBA's analyses are not necessarily indicative of future results or values, which may be significantly more or less favorable than such estimates. Estimates of values of companies do not purport to be appraisals nor do they necessarily reflect the prices at which such companies or their securities may actually be sold.

     NEBA's opinion is based solely upon the information available to it and the economic, market and other circumstances, as they existed on March 27, 2000. NEBA did not and does not express any opinion as to the price or range of prices at which the Union Bankshares common stock might trade subsequent to the Merger. Events occurring after March 27, 2000 could materially affect the assumptions and conclusions contained in NEBA's opinion. NEBA has not undertaken to reaffirm or revise its opinion or otherwise comment upon any events occurring after the date of this joint proxy statement.

     The following is a brief summary of the material analyses and procedures performed by NEBA in the course of preparing its opinion. The summary does not purport to be a complete description of NEBA's analyses.

  Analysis of Peer New England Thrifts.

     NEBA compared the financial data for Waldoboro as of June 30, 1999 to a peer group of five selected thrifts located in Maine and New Hampshire with assets between $50 million and $150 million for which information was available. NEBA deemed this group to be generally comparable to Waldoboro.

     The following table compares selected statistics of Waldoboro with the average ratios for the five selected thrifts comprising the peer group and with Union Trust as of June 30, 1999, annualized:

                                                                    PEER         UNION
                                                     WALDOBORO     AVERAGE       TRUST
                                                     ---------    ---------    ---------
                                                                 PERCENTAGES
Tier 1 Capital.....................................     7.45%       10.21%       11.50%
Non-Performing Loans/Loan..........................     0.24         1.08         0.10
Loan Loss Reserves/Loans...........................     0.73         0.61         2.08
Total Loans/Total Assets...........................    80.00        75.00        48.00
Residential Real Estate Loans/Total Loans..........    64.00        80.00        37.00
Other Real Estate Loans/Total Loans................    19.00        10.00        32.00
Real Estate Loans/Total Loans......................    83.00        90.00        69.00
Consumer Loans/Total Loans.........................    10.00         9.00         9.00
Commercial & Industrial/Total Loans................     7.00         1.00        22.00
Non-Interest Income/Average Assets.................     0.70         0.36         1.45
Non-Interest Expense/Average Assets................     3.06         2.51         3.42
Net Interest Margin................................     3.45         3.27         4.10
Return on Average Assets...........................     0.66         0.68         1.40
Return on Average Equity...........................     8.88         7.15        12.20

     NEBA noted the following points concerning these ratios:

     - Tier 1 capital: Waldoboro has experienced substantial asset growth since its fiscal year ended March 31, 1997. Much of this asset growth is in the form of real estate loans, a byproduct of the booming economy in mid-coast Maine. Waldoboro's assets have grown faster that its capital, thus reducing its Tier 1 capital ratio relative to its peers.

     - Non-performing loans/total loans: Waldoboro's non-performing loan ratio, which is a key indicator of asset quality, compares favorably at 0.24% to its peers at 1.08%. NEBA infers from this ratio that Waldoboro's asset quality is excellent.

     - Loan loss reserves/total loans: Loan loss reserves allow a bank/thrift to absorb losses from the loan portfolio without impacting current earnings. Waldoboro's higher loan loss reserve ratio (0.73%) as compared to its peers (0.64%) provides more protection against a disruption in earnings as a result of unanticipated loan losses. This higher loan loss reserve reflects Waldoboro's diversification into commercial and commercial real estate lending.

     - Total loans/total assets: Waldoboro's higher loan-to-asset ratio of 80% as compared to its peers at 75% is indicative of the healthy loan demand in the mid-coast Maine market. Loans generally have higher yields than investment and generate more income.

     - Residential real estate loans/total loans: Waldoboro's lower percentage of residential real estate loans to total loans (64%) compared to its peers (80%) is indicative of Waldoboro's efforts to diversify its loan portfolio and its strategy of selling residential real estate loans into the secondary mortgage market.

     - Other real estate loans/total loans: Waldoboro's higher percentage of other real estate loans to total loans (19%) compared to its peers (10%) represents Waldoboro's efforts to diversify its loan portfolio. It also represents additional credit risk since this type of loan has a higher historical loan loss experience.

     - Commercial & industrial loans/total loans: Waldoboro's participation in this type of lending at 7% is substantially greater than its peers at 1%. This is another example of Waldoboro's efforts to diversify its loan portfolio. A higher percentage of this type of loan also means higher credit risk in the loan portfolio.

     - Non-interest income/average assets: Waldoboro's higher percentage (0.70%) compared to its peers (0.36%) reflects Waldoboro's mortgage banking activities. Waldoboro sells residential mortgage loans into the secondary mortgage market and books loan origination and servicing fees as income.

     - Non-interest expense/average assets: This is a measurement of the operating expenses of the thrift/bank in relation to its assets. The lower the ratio, the more efficient the institution. Waldoboro has a ratio of 3.06% as compared to its peers at 2.51%, which means that Waldoboro incurs $3.06 in expense for every $100 in assets while its peers incur expense of only $2.51. This higher cost of operation is directly attributable to the number and relatively small deposit bases in Waldoboro's branches as compared to its peers.

     - Net interest margin: This ratio measures the thrift/bank's earnings from its core business, which is taking in deposits and making loans. Waldoboro's net interest margin of 3.45% is stronger than its peers at 3.27% as a result of its loan-to-asset ratio and the diversity of its loan portfolio.

     - Return on average assets: This ratio measures how effectively and efficiently Waldoboro invests its assets. Waldoboro's marginally lower return on average assets of 0.66% as compared to its peers at 0.68% is a result of its high operating expenses, which have totally offset its higher income. Waldoboro is effective in choosing higher-yielding assets but is not efficient in generating those assets.

     - Return on average equity: Return on average equity measures how effective the thrift/bank is in employing its equity to generate earnings. Waldoboro's return on average equity (8.88%) is higher than its peers (7.15%) as a result of Waldoboro doing a better job in leveraging its capital (generating more assets and income for each dollar of equity).

  Analysis of Selected Transactions.

     NEBA compared this transaction with that of a group of three transactions announced since April 1, 1998 and for which pricing data pertaining to the transactions was publicly available. NEBA deemed these companies to be generally comparable to Mid-Coast. Two of the transactions occurred in 1999 in the state of Maine, with an average transaction value of approximately $25 million, compared to the proposed Cash Merger Consideration of approximately $12 million. The third transaction occurred in the state of New Hampshire in 1998. The following table compares selected statistics of Mid-Coast with the average ratios for the acquired companies in these transactions:

                                        PRICE/BOOK   PRICE/EARNINGS
                                        VALUE (%)        (LTM)        PRICE/ASSETS   PRICE/DEPOSITS
                                        ----------   --------------   ------------   --------------
Mid-Coast.............................    188.00*        27.32x          15.58           20.88
Comparable Transactions (Average).....    244.20**       21.34x          21.96           29.86

---------------
 * Projected book value at completion.

** At completion

     An analysis of the comparable data shows that the price being paid for Mid-Coast compares more favorably to similar transactions as a percentage of book value at completion, assets and deposits, but compares less favorably as a multiple of earnings (LTM). NEBA believes that the growth through branching strategy followed by Mid-Coast has resulted in depressing earnings over the last two years. Mid-Coast's income is projected to increase as these branches grow and become less of a drain on earnings. NEBA believes that Mid-Coast's earnings will be higher on a going-forward basis.

     NEBA also believes that a higher premium is justified based on the present and future growth opportunities for Union Trust's services in the mid-coast Maine market.

     No company or transaction used in the preceding Analysis of Peer New England Thrifts and Analysis of Selected Transactions sections is identical to Union Bankshares, Mid-Coast or the Merger. Accordingly, an analysis of the results of the foregoing is not mathematical; rather it involves complex considerations and judgments concerning differences in the financial and operating characteristics of the companies involved and market areas in which the companies operate.

  Impact Analysis.

     In addition to the above analyses, NEBA further analyzed the Merger in terms of its effect on Union Bankshares' 2000 through 2002 projected earnings per share and projected tangible book value per share, assuming that the Merger would be consummated on June 30, 2000, as compared with Union Bankshares on a stand-alone basis. These projections are based upon certain assumptions, including cost savings and other synergies from the Merger, and certain assumed growth rates.

     - For the fiscal year ending December 31, 2000, the Merger would have no impact on projected earnings per share and would be dilutive to projected tangible book value per share by approximately 22%.

     - For the fiscal year ending December 31, 2001, the Merger would be accretive to projected earnings per share by approximately 13% and dilutive to projected tangible book value per share by approximately 17%.

     - For the fiscal year ending December 31, 2002, the Merger would be accretive to projected earnings per share by approximately 14% and dilutive to projected tangible book value per share by approximately 13%.

     These forward-looking projections may be affected by many factors beyond the control of Union Bankshares and/or Mid-Coast, including the future direction of interest rates, economic conditions in the companies' marketplaces, the actual amount and timing of cost savings achieved through the Merger, the actual level of revenue enhancements brought about through the Merger, future regulatory changes and various other factors. The actual results may vary from the projected results and the variations may be material.

     In connection with NEBA's updated opinion dated as of the date of this joint proxy statement and contained as Appendix D, NEBA confirmed the appropriateness of its reliance on the analyses used to render its March 27, 2000 opinion by performing procedures to update certain of such analyses and by reviewing the assumptions and conclusions contained in the opinion.

     With regard to NEBA's services in connection with the Merger, Union will pay NEBA a transaction fee of approximately $85,000. This fee includes other services rendered by NEBA in connection with this transaction, including preparation of certain regulatory filings. In addition, Union Bankshares has agreed to reimburse NEBA for its reasonable out-of-pocket expenses. Union Bankshares has also agreed to indemnify NEBA and certain related persons against certain liabilities including liabilities under federal securities laws, incurred in connection with its services. The amounts of NEBA's fees were determined by negotiation between Union Bankshares and NEBA.

     NEBA does not provide published investment analyses of Union Bankshares or Mid-Coast, and NEBA does not make a market in Union Bankshares common stock or Mid-Coast common stock.

WHAT MID-COAST STOCKHOLDERS WILL RECEIVE IN THE MERGER

     If we complete the Merger, each Mid-Coast stockholder will receive $15.875 in cash for each share of Mid-Coast common stock held by such stockholder at the date the Merger is completed.

FINANCING

     Union Bankshares will pay the aggregate Cash Merger Consideration of $15.875 per share, estimated to be $12.0 million, out of cash available to it. Such cash may be generated by Union Bankshares from a combination of cash reserves or sales of securities. As an alternative, Union Bankshares may obtain financing from a third party, however, such financing is not required in order for Union Bankshares to complete the Merger or pay the full amount of the Cash Merger Consideration.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

  General

     Certain members of Mid-Coast's management and board of directors may be deemed to have certain interests in the Merger that are in addition to their interests as stockholders of Mid-Coast generally. Mid-Coast's board of directors was aware of these interests and considered them, among other matters, in approving the Merger Agreement.

  Termination Agreement with Wesley E. Richardson

     In connection with the Merger Agreement, Mr. Richardson will sign and deliver a termination agreement pursuant to which Mr. Richardson will receive a severance payment in the approximate amount of $300,000. The termination agreement and the payment of the severance amount generally reflects certain employment and severance arrangements which Mr. Richardson currently has with Mid-Coast. As of the effective date of the Merger, Mr. Richardson will no longer be an employee of Mid-Coast nor will he become an employee of Union Bankshares.

     In addition, for a period starting from the date of signing the termination agreement with Union Bankshares until three years after its effective date, Mr. Richardson will not serve as an employee, a five percent shareholder, a director, a consultant or an advisor to, an agent of, or a contractor in any capacity with any bank, savings bank, savings association, trust company, financial institution or other similar business enterprise which competes with Union Trust within the areas of Waldo, Knox and Lincoln counties of Maine. The terms of his termination agreement with Union Bankshares also provide that for a period from the signing of such agreement until three years after its effective date, Mr. Richardson may not initiate any action with any employee of Union Trust to leave his or her employment with Union Trust.

  Employee Benefits and Employment

     Employees of Mid-Coast who become employees of Union Bankshares, including certain officers of Mid-Coast, shall be entitled to participate in the Union Bankshares employee benefit plans which may, in some circumstances, reflect the participation, vesting and benefit accrual established under Mid-Coast's or Waldoboro's respective benefit plans. In addition, employees of Mid-Coast or Waldoboro who become employees of Union Bankshares or Union Trust will participate in Union Bankshares or Union Trust respective group health plans and will receive credit for deductibles and co-payments made by such employees under the health plans maintained by Mid-Coast or Waldoboro prior to the effective date of the Merger. Such health care coverage shall be extended to former employees of Mid-Coast or Waldoboro with no waiting period and Union Bankshares will use its best efforts to provide that such coverage will be without any exclusions for pre-existing conditions.

     Upon the effective date of the Merger, Union Bankshares and/or Union Trust, as appropriate, shall retain and employ each officer and employee (other than Mr. Richardson) employed by Mid-Coast or Waldoboro as of the effective date of the Merger for a period of one year from such effective date, and will not reduce the base salary or base wages of such employees during this one year period. However, such employees may be terminated for cause, as defined in the Merger Agreement and shall be subject to the employment terms, conditions, policies and rules applicable to other employees of Union Bankshares and/or Union Trust and the terms, conditions, policies and rules relating to vacation benefits, sick leave, and other plans and benefits available to other Union Bankshares and Union Trust employees, except as such terms, conditions, policies and rules may be modified by the Merger Agreement.

  Indemnification; Directors and Officers Insurance

     For a period of six years after the completion of the Merger, Union Bankshares has agreed to indemnify the present and former directors, officers and employees of Mid-Coast and Waldoboro against certain liabilities arising out of actions or omissions occurring at or prior to the time the effective date of the Merger to the full extent permitted under Delaware law, and Mid-Coast's Certificate of Incorporation and Bylaws. Union

Bankshares has also agreed to maintain in effect for a period of not less than four years after completion of the Merger, "tail" directors' and officers' liability insurance policy for those directors and officers of Mid-Coast covered under Mid Coast's director and officer liability insurance at the time of the Merger.


RISK FACTORS FOR UNION BANKSHARES STOCKHOLDERS



     If the Merger Agreement is approved and all other conditions to the Merger are either satisfied or waived, Union Bankshares will be obligated to pay the aggregate Cash Merger Consideration of $15.875 per share, estimated to be approximately $11.9 million. The Merger involves the integration of two companies that have previously operated independently. Successful integration of Mid-Coast's operations will depend primarily on Union Bankshares' ability to consolidate operations, systems and procedures and to eliminate redundancies and costs. Union Bankshares may not be able to integrate the operations of Mid-Coast and Waldoboro without encountering difficulties including, without limitation:


     - the loss of key employees and customers;

     - the disruption of the businesses;

     - possible inconsistencies in standards, control procedures and policies;

     - unexpected problems with costs, operations, personnel, technology or credit; and

     - the assimilation of new operations, sites and personnel could divert resources from regular banking operations.

     Accordingly, there are risks and uncertainties that bear on Union Bankshares' future financial results that may cause Union Bankshares' future earnings and financial condition to be less than Union Bankshares' expectations.


     Some of the risks and uncertainties relate to economic conditions generally and would affect other financial institutions in similar ways. These aspects are discussed above under the heading "A Warning About Forward-Looking Statements" on page 8. This risk factors section addresses particular risks and uncertainties that are specific to Union Bankshares.


     Further, although Union Bankshares anticipates cost savings as a result of the Merger to be meaningful, Union Bankshares may be unable to fully realize any of the potential cost savings expected. In addition, any cost savings which are realized may be offset by losses in revenues or other changes to earnings.

PROCEDURES FOR EXCHANGE OF CERTIFICATES

     Promptly after the Merger is completed, each former Mid-Coast stockholder will be mailed a letter of transmittal and instructions by the Exchange Agent for the exchange of the certificates representing shares of Mid-Coast common stock for the Cash Merger Consideration of $15.875 per share.

     Mid-Coast stockholders should not send in certificates until they receive a letter of transmittal and instructions from the Exchange Agent.

     After Mid-Coast stockholders surrender to the Exchange Agent, certificates for Mid-Coast common stock with a properly completed letter of transmittal, the Exchange Agent will mail such stockholders checks representing the Cash Merger Consideration of $15.875 per share. Union Bankshares will not be obligated to deliver the Cash Merger Consideration to any former Mid-Coast stockholder, until such stockholder has surrendered his or her Mid-Coast common stock certificates to the Exchange Agent.

     Union Bankshares will not be liable to any former holder of Mid-Coast common stock for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws. In addition, any portion of the Cash Merger Consideration which remains unclaimed after six months after the effective date of the Merger will be delivered to Union Bankshares, and any former stockholders of Mid-Coast may look only to Union Bankshares for payment of the Cash Merger Consideration.

     If a certificate for Mid-Coast common stock has been lost, stolen or destroyed, the Exchange Agent will issue the Cash Merger Consideration of $15.875 per share properly payable in accordance with the Merger Agreement upon receipt of appropriate evidence as to loss, theft or destruction, and appropriate evidence as to the ownership of such certificate by the claimant. When authorizing payment in exchange for any lost certificate, the person to whom the Cash Merger Consideration is to be issued must give Exchange Agent a bond or otherwise indemnify the Exchange Agent in a manner satisfactory to the Exchange Agent against any claim that may be made against the Exchange Agent or Union Bankshares with respect to the certificate alleged to have been lost, stolen, or destroyed.

     At the time the Merger becomes effective, the stock transfer books of Mid-Coast will be closed to Mid-Coast's stockholders and no transfer of shares of Mid-Coast common stock by any stockholder will thereafter be made or recognized. If certificates for shares of Mid-Coast common stock are presented for transfer after the Merger becomes effective, they will be canceled and exchanged for a check for the Cash Merger Consideration to which such holder is entitled.

EFFECTIVE TIME OF THE MERGER


     Subject to the conditions of the Merger Agreement, the Merger will become effective as specified in the certificate of merger to be filed with the Secretary of State in Delaware with respect to Mid-Coast and the Acquisition Company. Union Bankshares and Mid-Coast have agreed that they will use reasonable efforts to cause the Merger to become effective on Union Trust's last business day of the month during which all applicable statutory and regulatory waiting periods have expired and the approval of Mid-Coast stockholders and Union Bankshares stockholders has been obtained.


     Union Bankshares and Mid-Coast anticipate that the Merger will become effective during the third quarter of 2000. However, it is possible that factors outside of the control of the parties could require us to complete the Merger at a later time.

     Union Bankshares and Mid-Coast cannot assure you that the necessary stockholder and regulatory approvals of the Merger will be obtained or that other conditions to consummation of the Merger can or will be satisfied. Either Mid-Coast's or Union Bankshares' board of directors may terminate the Merger Agreement if the Merger is not completed by December 31, 2000, unless it is not or cannot be completed because of a material breach of the Merger Agreement by the party seeking termination. See "-- Conditions to Completion of the Merger" and "-- Waiver, Amendment and Termination."

MATERIAL FEDERAL INCOME TAX CONSEQUENCES


     The following discussion of the principal federal income tax consequences of the Merger is based upon the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations thereunder, judicial authority, administrative rulings and practice as of the date hereof. The following discussion does not address the federal income tax consequences to special classes of taxpayers, including, without limitation, persons who are not citizens or residents of the United States, foreign corporations, tax exempt entities and persons who acquired their shares of common stock pursuant to the exercise of an employee option or otherwise as compensation.


     The cancellation of shares of Mid-Coast common stock in exchange for the Cash Merger Consideration of $15.875 per share pursuant to the Merger will be a taxable transaction to the holders of the Mid-Coast common stock for federal income tax purposes and may also be a taxable transaction under applicable state, local and other tax laws.


     In general, a holder of Mid-Coast common stock who receives the Cash Merger Consideration of $15.875 per share will recognize gain or loss equal to the difference between the adjusted tax basis of his or her shares of Mid-Coast common stock and the amount of cash received in exchange for the shares. The gain or loss will be capital gain or loss if, as should be the case for most holders of Mid-Coast common stock, the shares are capital assets in the hands of the stockholder and will be long-term capital gain or loss if the holding period for the Mid-Coast common stock is more than one year. In addition, a stockholder may be required to allocate the adjusted tax basis of his or her shares of Mid-Coast common stock to the receipt of the Cash Merger Consideration of $15.875 per share to determine the actual gain or loss with respect to the receipt of the consideration.

     Each holder of Mid-Coast common stock who receives the Cash Merger Consideration of $15.875 per share will, in general, be required to provide to the Exchange Agent a social security or other taxpayer identification number, or in certain instances other information, in order to avoid "back-up withholding" requirements which might otherwise apply under the Code. Any person who does not furnish this information may be subject to a penalty imposed by the Internal Revenue Service.

     THE FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE DOES NOT NECESSARILY SET FORTH ALL OF THE TAX CONSEQUENCES OF THE MERGER THAT MAY BE RELEVANT TO ALL MID-COAST STOCKHOLDERS IN ALL CIRCUMSTANCES. STOCKHOLDERS SHOULD THEREFORE CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE EFFECTS OF APPLICABLE STATE, LOCAL OR OTHER TAX LAWS.

REGULATORY MATTERS

     Union Bankshares and Mid-Coast have filed (or will promptly file) all applications and notices and have taken (or will promptly take) other appropriate action with respect to any requisite approvals or other action of any government authority. The Merger Agreement provides that the obligation of each of Union Bankshares and Mid-Coast to complete the Merger is conditioned upon the receipt of all requisite regulatory approvals, including the approvals of the Federal Reserve Board ("FRB") and the Bureau of Banking of the Department of Professional and Financial Regulation of the State of Maine ("Bureau of Banking").


     The Merger and the Subsidiary Merger must be approved by the FRB and prior notice of the Subsidiary Merger must be provided to the Office of Thrift Supervision. The U.S. Department of Justice (the "DOJ") may also review the Merger's impact on competition. In addition, state regulatory authorities, including the Bureau of Banking, will need to approve the Merger and the Subsidiary Merger before the transactions can be completed.


     There can be no assurance that any governmental agency will approve or take any required action with respect to the Merger and the Subsidiary Merger, if such approvals are received or action is taken, there can be no assurance as to the date of such approvals or action, that such approvals or action will not be conditioned upon matters that would cause the parties to mutually consent to abandon the Merger or that no action will be brought challenging such approvals or action, including a challenge by the DOJ or, if such a challenge is made, the result thereof.


     In determining whether to approve the Merger, the FRB will consider whether the acquisition can reasonably be expected to produce benefits to the public, such as greater convenience, increased competition, and gains in efficiency, that outweigh possible adverse effects, such as undue concentration of resources, decreased or unfair competition, conflicts of interest, and unsound banking practices. In addition, the FRB evaluates the financial and managerial resources of Union Bankshares, including its subsidiaries, and Mid-Coast, the effect of the proposed transaction on these resources, and the management expertise, internal control and risk-management systems, and capital of Union Bankshares. The FRB may impose conditions on any approval, including conditions to address permissibility, financial, managerial, safety and soundness, competition, compliance, conflicts of interest, or other concerns to ensure that approval is consistent with the statutory requirements of the Bank Holding Company Act of 1956, as amended. The Bureau of Banking will consider similar factors in reviewing the application. Certain additional relevant information is provided under "Certain Regulatory Considerations."


     Union Bankshares and Mid-Coast are not aware of any governmental approvals or actions that may be required for completion of the Merger other than as described above. Should any other approval or action be required, Union Bankshares and Mid-Coast currently contemplate that such approval or action would be sought.

     The Merger cannot proceed in the absence of the requisite regulatory approvals. There can be no assurance that the regulatory approvals will be obtained or as to the dates of any such approvals. Also, there can be no assurance that the DOJ or other governmental authorities will not challenge the Merger or if such a challenge is made, as to the result thereof.

ACCOUNTING TREATMENT

     It is anticipated that the Merger will be accounted for by the purchase method of accounting. Under purchase accounting , the total purchase price is allocated to the tangible and intangible assets and liabilities of Mid-Coast based upon their respective fair values as of the closing date.

EFFECT OF THE MERGER ON MID-COAST STOCK OPTIONS AND STOCK AWARDS

  Stock Options

     Mid-Coast currently maintains a stock option plan pursuant to which options to purchase Mid-Coast common stock have been granted from time to time to employees of Mid-Coast and Waldoboro. The holders of outstanding exercisable stock options as of the effective date of the Merger shall be entitled to receive a cash payment equal to the excess of (i) the Cash Merger Consideration of $15.875 per share of Mid-Coast common stock multiplied by the number of shares of Mid-Coast common stock subject to the stock option(s) less (ii) the aggregate exercise price for shares of Mid-Coast common stock subject to the stock option(s), less any applicable taxes. As of the effective date of the Merger the stock options will no longer be exercisable for shares of Mid-Coast common stock nor will they be assumed by Union Bankshares or exercisable for Union Bankshares common stock. As of the date of this joint proxy statement, there are approximately 5,426 stock options outstanding.

  Restricted Stock Awards

     Mid-Coast currently maintains the Mid-Coast Bancorp, Inc. Recognition and Retention Plan (the "Retention Plan") pursuant to which Mid-Coast grants restricted stock awards of Mid-Coast common stock to employees and outside directors of Mid-Coast and Waldoboro. In connection with the Merger, the Retention Plan and related trust shall be terminated at or prior to the effective date of the Merger. All stock awards outstanding under the Retention Plan shall become immediately and fully vested prior to the effective date of the Merger in accordance with the terms of the Retention Plan. Each holder of a stock award shall be entitled to receive the Cash Merger Consideration of $15.875 per share in accordance with the terms of the Merger Agreement. Any unawarded shares in the Retention Plan at the effective date of the Merger will be automatically canceled. As of the date of this joint proxy statement, there are approximately 11,718 stock awards outstanding.

CONDITIONS TO COMPLETION OF THE MERGER

     Union Bankshares and Mid-Coast are required to complete the Merger only after the satisfaction of various conditions. These conditions include the following:

     - the holders of a majority of the outstanding shares of Mid-Coast common stock must approve the Merger Agreement;

     - the holders of 67 percent of the outstanding shares of Union Bankshares common stock must approve the Merger Agreement;

     - Union Bankshares and Mid-Coast must receive certain required regulatory approvals;

     - the representations and warranties of Mid-Coast and Union Bankshares as set forth in the Merger Agreement must be accurate according to the standards set forth in the Merger Agreement as of the date of the signing of the Merger Agreement and as of the effective date;

     - Mid-Coast and Union Bankshares must perform all agreements and comply with all covenants set forth in the Merger Agreement;

     - Union Bankshares and Mid-Coast must receive all other consents from third parties that may be required to complete the Merger;

     - there must not be any law or order or any action taken by any court, governmental, or regulatory authority of competent jurisdiction prohibiting or restricting the Merger or making it illegal;

     - Union Bankshares shall receive an opinion from counsel to Mid-Coast covering certain legal matters in connection with the Merger;

     - Mid-Coast shall receive an opinion from counsel to Union Bankshares covering certain legal matters in connection with the Merger;

     - the Option Agreement shall be signed and delivered by Mid-Coast;

     - the termination agreement of Mr. Richardson shall be signed and delivered by Mr. Richardson, Mid-Coast and Union Bankshares;

     - the Subsidiary Merger Agreement shall be signed and delivered by Union Trust and Waldoboro;

     - Mid-Coast shall have purchased environmental insurance on behalf of Mid-Coast and Union Bankshares providing coverage for a period of ten years with respect to certain potential liabilities at the Mid-Coast Rockland branch location; and

     - certain other conditions must be satisfied, including the receipt of various certificates from the officers of Mid-Coast and Union Bankshares certifying to the matters set forth above.

     We cannot assure you as to when or if all of the conditions to the Merger can or will be satisfied or waived by the party permitted to do so. If the Merger is not effected on or before December 31, 2000, the board of directors of either Mid-Coast or Union Bankshares may terminate the Merger Agreement and abandon the Merger unless the Merger Agreement cannot be consummated due to a breach of that party's representations or obligations under the Merger Agreement. See "-- Waiver, Amendment and Termination."

WAIVER, AMENDMENT AND TERMINATION

  Waiver or Amendment

     Any provision of the Merger Agreement may be amended or waived prior to closing by an agreement in writing signed between the parties, to the extent permitted by applicable law, except that, after approval of the Mid-Coast stockholders is obtained at its special meeting, no amendment may be made that requires further approval by such stockholders, or after approval of the Union Bankshares stockholders is obtained at its special meeting, no amendments may be made in a manner adverse to Union Bankshares stockholders without the requisite approval of the holders of the issued and outstanding shares of Union Bankshares common stock entitled to vote on that matter.

  Termination

     The Merger Agreement may be terminated under any of the following circumstances:

     (1) the Merger Agreement may be terminated by the mutual consent of Union Bankshares and Mid-Coast.

     (2) the Merger Agreement may be terminated by either Union Bankshares or Mid-Coast if:

         - approval or consent of any regulatory authorities required for completion of the merger is denied by final nonappealable action of such authority;

         - any stockholder approval required under the Merger Agreement is not obtained;

         - if a material breach by or failure to perform on the part of a party of any representation, warranty, covenant or agreement contained in the Merger Agreement has occurred and cannot be or has not been cured within 30 days after the giving of written notice of such breach by the other party

           (provided the other party is not in material breach) such that the conditions for closing set forth in the Merger Agreement would not then be satisfied by the breaching party;

         - the Merger has not been completed by December 31, 2000; provided, however, that the right to terminate the Merger Agreement will not be available to any party whose breach of any obligation under the Merger Agreement has been the cause of or resulted in the failure of the Merger to occur on or before December 31, 2000;

         - any of the conditions precedent to the obligations of the parties to complete the Merger or the Subsidiary Merger cannot be satisfied or fulfilled by December 31, 2000; provided, however that the terminating party is not then in material breach of any representation, warranty, covenant, or other agreement in the Merger Agreement;

         - the board of directors of Mid-Coast authorizes, recommends, publicly proposes or announces an intention to authorize, recommend or propose to Mid-Coast stockholders, or has entered into an agreement with a third party to effect an alternative acquisition proposal, or if, a tender offer or exchange offer for 25% or more of the outstanding shares of Mid-Coast common stock is commenced and the board of directors of Mid-Coast recommends that the stockholders of Mid-Coast tender their shares in such tender or exchange offer, provided that Mid-Coast will not be entitled to exercise these termination rights unless (a) any action of the board of directors of Mid-Coast is taken in good faith after consultation with and consideration of the advice of its outside counsel and financial advisors, and (b) has complied with its other obligations in the Merger Agreement; or

     (3) The Merger Agreement may be terminated by Union Bankshares:

         - if the Mid-Coast board of directors withdraws, modifies or changes its approval of the Merger Agreement, the Option Agreement, the Subsidiary Merger Agreement or the Merger in a manner adverse to Union Bankshares, provided that Union Bankshares is not then in material breach of the Merger Agreement;

         - if holders of 20% or more of the holders of the outstanding common stock of Mid-Coast exercise statutory appraisal rights under Delaware law; or

         - if, in the opinion of its environmental consultant that any of the "Phase I" site assessments conducted pursuant to the Merger Agreement reveals the presence of any condition at any Mid-Coast property which creates or has the potential to create an environmental liability on the part of any of the parties (referred to as an "environmental condition") and where such environmental liability would be in excess of $25,000 as a result of any one or a combination of the following:

           (i) further investigation of the environmental condition, as needed, or any remediation activities, as needed, in the reasonable opinion of Union Bankshares, its counsel or environmental consultants, including a "Phase II" site assessment;

           (ii) obtaining environmental insurance for coverage of all liabilities related to the environmental condition on terms and conditions satisfactory to Union Bankshares in its reasonable discretion; and

           (iii) diminution in value of the effected property owned by Mid-Coast as a result of the presence of the "environmental condition" as compared to the fair market value of such property in the absence of such environmental condition. The diminution will be determined by a licensed appraisal firm that is mutually acceptable to Mid-Coast and will also include in the diminution value, among other things, the reasonable fees and expenses of consultants, engineers, contractors, appraisal firms and attorneys.

     (4) The Merger Agreement may be terminated by Mid-Coast at any time prior to the Union Bankshares special meeting if the Union Bankshares board of directors withdraws, modifies or changes its approval of the Merger Agreement in a manner adverse to Mid-Coast, provided that Mid-Coast is not then in material breach of the Merger Agreement.

     If the Merger is terminated, the Merger Agreement will become void and have no effect, except that certain provisions of the Merger Agreement and the Option Agreement, including those relating to the obligations to bear certain expenses, maintain the confidentiality of certain information obtained and of Mid-Coast to issue and sell shares of its common stock to Union Bankshares, will survive. TERMINATION OF THE MERGER AGREEMENT WILL NOT RELIEVE ANY BREACHING PARTY FROM LIABILITY FOR ANY UNCURED WILLFUL BREACH OF A REPRESENTATION, WARRANTY, COVENANT, OR AGREEMENT. THE OPTION AGREEMENT IS GOVERNED BY ITS OWN TERMS AS TO ITS TERMINATION. See "-- Expenses and Fees" and "The Option Agreement."

CONDUCT OF BUSINESS PENDING THE MERGER

     The Merger Agreement obligates Mid-Coast to conduct its business only in the usual, regular, and ordinary course before the Merger becomes effective and imposes certain limitations on the operations of Mid-Coast and its banking subsidiary, Waldoboro. These items are listed in Article 5 of the Merger Agreement which is attached as Appendix A to this joint proxy statement. The Merger Agreement authorizes Mid-Coast to declare and pay regular semi-annual dividends on the Mid-Coast common stock at a rate of $.10 per share with usual record and payment dates which conform to past practices.

     Union Bankshares and Mid-Coast have also agreed not to take any action that would (i) materially adversely affect their ability to obtain any consents required for the Merger, or (ii) materially adversely affect their ability to perform their covenants and agreements under the Merger Agreement.

OTHER ACQUISITION PROPOSALS

     In accordance with the terms of the Merger Agreement, neither Mid-Coast nor Waldoboro shall authorize or knowingly permit any of their officers, directors, employees, representatives or agents to directly or indirectly, encourage or solicit or hold any discussions or negotiations with any third parties concerning any potential merger, consolidation, sale of substantial assets, sale of shares of capital stock or similar transactions involving Mid-Coast or Waldoboro. Mid-Coast and Waldoboro may only engage in such activities as permitted by the Merger Agreement or as required by law to avoid any breach of the fiduciary duties and obligations of Mid-Coast's board of directors.

EXPENSES AND FEES

     All expenses incurred in connection with the Merger Agreement and the related transactions are to be paid by the party incurring the expenses, provided that printing expenses in connection with printing of this joint proxy statement and registration fees in connection with the filing of this joint proxy statement are to be shared equally.

REPRESENTATIONS AND WARRANTIES

     In connection with the Merger, Mid-Coast and Union Bankshares have made to each other representations and warranties which are customary in transactions such as the Merger. These representations and warranties can be found in the Merger Agreement attached to this joint proxy statement as Appendix A.

                              THE OPTION AGREEMENT

     The following summary of the Option Agreement dated March 27, 2000 entered into by Mid-Coast and Union Bankshares is qualified by reference to the complete text of the agreement, which is incorporated by reference and attached as Appendix E to this joint proxy statement.

GENERAL

     As an inducement and a condition to Union Bankshares entering into the Merger Agreement, Union Bankshares required that Mid-Coast enter into an Option Agreement, which allows Union Bankshares, under certain circumstances, to purchase up to 149,960 shares of Mid-Coast common stock (representing approximately 19.9% of Mid-Coast's issued and outstanding common stock) at an exercise price of $6.00 per share, subject to adjustment so that in no event may Union Bankshares acquire shares of Mid-Coast common stock representing more than 19.9% of the issued and outstanding shares of such stock. Under the Option Agreement, Union Bankshares' total profit resulting from the exercise of the option may not exceed $800,000. The option may only be exercised upon the occurrence of certain events which are described below.

EFFECT OF THE OPTION AGREEMENT

     Mid-Coast and Union Bankshares entered into the Option Agreement to increase the likelihood that the Merger will be completed in accordance with its terms. The Option Agreement may have the effect of discouraging persons who might be interested in acquiring all or a significant interest in Mid-Coast even if such persons were prepared to pay a higher price per share of Mid-Coast common stock than the value per share contemplated by the Merger Agreement. The acquisition by a third party of Mid-Coast or a significant interest in Mid-Coast or a significant portion of its consolidated assets, or an agreement to do so, could cause the option to become exercisable and significantly increase the cost of the acquisition to a potential acquiror. Such increased costs might discourage a potential acquiror from considering or proposing an acquisition or might result in a potential acquiror proposing to pay a lower per share price to acquire Mid-Coast than it might otherwise have proposed to pay.

TERMS OF THE OPTION AGREEMENT

     If Union Bankshares is not in material breach of the Option Agreement or the Merger Agreement and if no injunction or other court order against delivery of the shares covered by the option is in effect, Union Bankshares may exercise the option, in whole or in part, at any time and from time to time, upon the occurrence of a "purchase event" as defined below. A "purchase event" means any of the following events or transactions:


     (1) without Union Bankshares' prior written consent, Mid-Coast or its subsidiary takes certain actions, including authorizing, recommending or proposing, or failing to publicly oppose, or entering into an agreement with any third party to effect (a) a merger, consolidation or similar transaction involving Mid-Coast or any significant subsidiary,
         (b) the purchase, lease or other acquisition of all or a substantial portion of the assets of Mid-Coast or any significant subsidiary or (c) a purchase or other acquisition of securities representing 10% or more of the voting power of Mid-Coast or any significant subsidiary (each an "acquisition transaction");


     (2) without Union Bankshares' prior written consent, Mid-Coast or its subsidiary authorizes, recommends, proposes or publicly announces its intention to authorize, recommend or propose to engage in an "acquisition transaction" with any third party, or the board of directors of Mid-Coast publicly withdraws or modifies, or publicly announces its intention to withdraw or modify in any manner adverse to Union Bankshares, Mid-Coast's recommendation that the stockholders of Mid-Coast approve the transactions contemplated by the Merger Agreement;

     (3) the stockholders of Mid-Coast fail to approve and adopt the Merger Agreement and the Merger at the special meeting of Mid-Coast, or Mid-Coast fails to hold a special meeting if prior to such meeting, a third party has made a proposal to Mid-Coast or its stockholders by public announcement or written communication that is or becomes the subject of public disclosure to engage in an "acquisition transaction;"

     (4) any third party acquires or obtains the right to acquire beneficial ownership of 10% or more of the outstanding shares of common stock of Mid-Coast;

     (5) a third party makes a bona fide proposal to Mid-Coast or its stockholders by public announcement or written communication that is or becomes the subject of public disclosure to engage in an "acquisition transaction;"

     (6) after an overture is made by a third party to Mid-Coast or its stockholders to engage in an "acquisition transaction," Mid-Coast breaches its obligation contained in the Merger Agreement which has not been cured to the satisfaction of Union Bankshares; or

     (7) a third party without the prior written consent of Union Bankshares or its subsidiary files an application or notice with a federal or state governmental authority for approval to engage in an "acquisition transaction."

     The option will terminate upon the earliest to occur of:

     (1) the completion of the Merger;

     (2) eight months after the occurrence of a "purchase event;"

     (3) termination of the Merger Agreement in accordance with its terms except for any termination resulting from a material breach of the Merger Agreement by Mid-Coast of its representations, warranties or covenants, or the failure of the stockholders of Mid-Coast to approve the Merger Agreement; or

     (4) December 31, 2000.

REPURCHASE OF THE OPTION


     The Option Agreement provides that Mid-Coast is required to repurchase the option if requested to do so by Union Bankshares or a subsequent holder of the option. Such a request can only be made after the occurrence of a "purchase event" and prior to the termination of the Option Agreement. The repurchase price will be equal to the amount by which (i) the market/offer price, as described in detail in the Option Agreement, exceeds (ii) exercise price of the option, multiplied by the number of shares for which the Mid-Coast option may then be exercised. In determining the market/offer price, the value of consideration other than cash shall be determined by a nationally recognized investment banking firm selected by the option holder and reasonably acceptable to both Mid-Coast and Union Bankshares.


REGISTRATION RIGHTS

     Mid-Coast has agreed to grant Union Bankshares customary rights to require registration by Mid-Coast of option shares for sale by Union Bankshares pursuant to the Option Agreement as applicable.

PROFIT LIMITATION

     The Option Agreement provides that, notwithstanding any other provision of that agreement, Union Bankshares' total profit will not exceed $800,000 in the aggregate. If Union Bankshares' total profit otherwise would exceed that amount, Union Bankshares, at its sole discretion, may (a) reduce the number of shares of Mid-Coast common stock subject to the option, (b) deliver to Mid-Coast for cancellation option shares previously acquired by Union Bankshares, (c) pay cash to Mid-Coast, (d) increase the per share exercise price, or (e) any combination of the foregoing so that Union Bankshares' actually realized total profit does not exceed $800,000 after taking into account the foregoing actions.

ADJUSTMENT

     The Option Agreement provides for the adjustment to be the number of shares and the exercise price of the option upon the occurrence of certain changes to the capital structure of Mid-Coast or certain other events or transactions.

REGULATORY MATTERS


     Some rights and obligations of Mid-Coast and Union Bankshares under the Option Agreement are subject to receipt of required regulatory approvals, including the FRB and the Bureau of Banking for approval to acquire the outstanding shares of Mid-Coast common stock pursuant to the option. See "Certain Regulatory Considerations."

              SELECTED UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

     The following tables set forth the selected unaudited pro forma combined financial information of Union Bankshares giving effect to the Merger and should be read in conjunction with and are qualified in their entirety by, the historical financial statements and notes of Union Bankshares and Mid-Coast and the accompanying unaudited pro forma condensed consolidated financial statements and notes for the surviving corporations presented on pages 49 through 53. The Union Bankshares and Mid-Coast combined results of operations give effect to Union Bankshares' proposed acquisition of Mid-Coast under the purchase method of accounting, as if such transaction had been completed as of January 1, 1999. The pro forma amounts are not necessarily indicative of results that will be obtained on a combined basis. The pro forma amounts have not been adjusted to reflect any of the improvements in operating efficiencies that the surviving corporation anticipates will occur as a result of the Merger.

              SELECTED UNAUDITED PRO FORMA COMBINED FINANCIAL DATA
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                            THREE MONTHS ENDED       *YEAR ENDED
                                                              MARCH 31, 2000      DECEMBER 31, 1999
                                                            ------------------    -----------------
STATEMENT OF INCOME:
Interest Income...........................................       $  5,883             $ 22,888
  Interest Expense........................................          2,551                9,967
                                                                 --------             --------
     Net Interest Income..................................          3,332               12,921
  Provision for Loan Losses...............................             53                  278
                                                                 --------             --------
     Net Interest Income After Provision for Loan
       Losses.............................................          3,279               12,643
  Non-interest income.....................................            815                3,903
  Non-interest expenses...................................          2,947               11,742
                                                                 --------             --------
     Income before Provision for Income Taxes.............          1,147                4,804
  Income Tax expense......................................            374                1,570
                                                                 --------             --------
     Net Income...........................................       $    773             $  3,234
                                                                 ========             ========
STATEMENT OF CONDITION:
  Assets..................................................       $335,809             $332,048
  Loans...................................................        188,625              187,970
  Allowance for Loan Losses...............................         (2,618)              (2,629)
  Investments.............................................        104,959              107,398
  Deposits................................................        242,485              250,662
  Borrowings..............................................         60,322               47,702
  Stockholder's Equity....................................         27,489               27,644
PER SHARE:
  Earnings per share......................................       $   1.34             $   5.59
  Book value per share....................................       $  47.55             $  47.82
  Dividends per share.....................................       $   0.50             $   2.09
  Weighted average shares outstanding.....................        578,165              578,086
SELECTED FINANCIAL PERCENTAGES:
  Return on average stockholders' equity..................           2.42%                8.74%
  Return on average total assets..........................           0.23                 0.90
  Net interest rate spread................................           4.30                 4.38
  Net interest margin.....................................           4.39                 4.40
  Net charge-off to average loans.........................          0.004%               0.003%

                                                            THREE MONTHS ENDED       *YEAR ENDED
                                                              MARCH 31, 2000      DECEMBER 31, 1999
                                                            ------------------    -----------------
Non-performing loans to total loans.......................          1.115%               0.468%
  Allowance for loan losses to total loans................           1.39                 1.39
  Total capital to risk weighted assets...................          17.73                17.50
  Tier 1 capital to risk weighted assets..................          16.49                16.25
  Tier 1 capital to average assets........................           9.43                 9.34
  Dividend payout ratio...................................          37.26%               37.70%


---------------
* Represents the results of operations of Union Bankshares for the year ended December 31, 1999 and the results of operations for Mid-Coast for the fiscal year ended March 31, 2000. Information presented on the balance sheet for Mid-Coast and Union Bankshares is as of December 31, 1999.

     Set forth below are summary selected consolidated financial and operating data for Union Bankshares as of and for the period indicated on a historical basis. This financial information has been derived from Union Bankshares' Annual Reports on Form 10-K for the years ended December 31, 1995 through December 31, 1999 and from Union Bankshares' Quarterly Reports on Form 10-Q for the three months ended March 31, 2000 and 1999. This information should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the audited consolidated financial statements, including the notes thereto, of Union Bankshares, which are incorporated by reference herein. See "Where You Can Find More Information."


  UNION BANKSHARES COMPANY SUMMARY SELECTED CONSOLIDATED FINANCIAL INFORMATION
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                          THREE MONTHS ENDED
                              MARCH 31,                          YEARS ENDED DECEMBER 31,
                         --------------------    --------------------------------------------------------
                           2000        1999        1999        1998        1997        1996        1995
                         --------    --------    --------    --------    --------    --------    --------
STATEMENT OF INCOME:
  Interest Income......  $  4,432    $  4,262    $ 17,265    $ 17,101    $ 16,186    $ 14,768    $ 13,855
  Interest Expense.....     1,800       1,750       7,096       7,174       6,734       5,631       5,052
                         --------    --------    --------    --------    --------    --------    --------
    Net Interest
      Income...........     2,632       2,512      10,169       9,927       9,452       9,137       8,803
  Provision for Loan
    Losses.............        30          65         200         285         120         120          30
                         --------    --------    --------    --------    --------    --------    --------
    Net Interest Income
      After Provision
      for Loan
      Losses...........     2,602       2,447       9,969       9,642       9,332       9,017       8,773
  Non-interest
    income.............       696       1,056       3,426       3,155       2,608       2,207       1,989
  Non-interest
    expenses...........     2,141       1,989       8,663       8,413       8,016       7,723       7,459
                         --------    --------    --------    --------    --------    --------    --------
    Income before
      Provision for
      Income Taxes.....     1,157       1,514       4,732       4,384       3,924       3,501       3,303
  Income Tax expense...       330         470       1,377       1,294       1,224       1,049         885
                         --------    --------    --------    --------    --------    --------    --------
    Net Income.........  $    827    $  1,044    $  3,355    $  3,090    $  2,700    $  2,452    $  2,418
                         ========    ========    ========    ========    ========    ========    ========
STATEMENT OF CONDITION:
  Assets...............  $255,577    $244,087    $257,850    $251,195    $222,560    $202,066    $191,353
  Loans................   126,841     115,733     127,596     110,376     107,038     100,969      93,040
  Allowance for Loan
    Losses.............    (2,618)     (2,472)     (2,629)     (2,435)     (2,213)     (2,084)     (1,878)
  Investments..........   105,284     116,115     107,509     111,304      96,065      81,568      76,578
  Deposits.............   182,852     179,702     192,848     188,029     177,386     166,445     164,481
  Advances from Federal
    Home Loan Bank.....    28,451      22,706      18,451      20,451       9,273       6,173         110
  Other Borrowed
    Funds..............    11,760       7,534      13,140       8,966       5,691       2,384         877
  Stockholders'
    Equity.............    27,489      28,991      29,771      27,577      25,565      23,885      22,227
PER SHARE:
  Earnings per share...  $   1.43    $   1.81    $   5.80    $   5.34    $   4.66    $   4.22    $   4.17
  Book value per
    share..............  $  51.50    $  48.13    $  51.50    $  47.69    $  44.13    $  41.14    $  38.30
  Dividends per
    share..............  $   0.50    $   0.50    $   1.82    $   1.64    $   1.52    $   1.39    $   1.30
  Weighted average
    shares
    outstanding........   578,165     578,380     578,086     578,211     579,368     580,621     580,362

                          THREE MONTHS ENDED
                              MARCH 31,                          YEARS ENDED DECEMBER 31,
                         --------------------    --------------------------------------------------------
                           2000        1999        1999        1998        1997        1996        1995
                         --------    --------    --------    --------    --------    --------    --------
SELECTED FINANCIAL
  PERCENTAGES:
  Return on average
    stockholders'
    equity.............       2.8%        2.8%       11.7%       11.6%       10.9%       10.6%       11.4%
  Return on average
    total assets.......      0.33%       0.42%        1.3%        1.3%        1.3%        1.2%        1.3%
  Return on average
    earning assets.....      0.36%       0.34%        1.4%        1.4%        1.4%        1.4%        1.4%
  Net interest rate
    spread.............       3.9%        4.0%        3.9%        4.0%        4.2%        4.6%        4.8%
  Net interest
    margin.............       4.6%        4.7%        4.6%        4.7%        4.9%        5.2%        5.4%
  Net charge-offs
    (recoveries) to
    average loans
    ratio..............     0.003       0.002       0.004       0.058      (0.009)      (0.09)       0.09
  Non-performing loans
    to total loans
    ratio..............     0.015       0.006       0.006       0.005       0.007       0.007       0.007
  Allowance for loan
    losses to total
    loans..............      2.06%       2.14%       2.06%       2.21%       2.07%       2.06%       2.02%
  Total capital to risk
    weighted assets....      21.8%       22.5%       21.2%       21.6%       21.8%       22.0%       23.7%
  Tier 1 capital to
    risk weighted
    assets.............      20.5%       21.2%       20.0%       20.4%       21.2%       20.7%       22.4%
  Tier 1 capital to
    average assets.....      11.7%       11.4%       11.2%       10.7%       11.4%       11.8%       12.1%
  Dividend payout
    ratio..............      35.0%       27.7%       33.0%       31.2%       32.8%       32.9%       31.3%

     Set forth below are summary selected consolidated financial and operating data for Mid-Coast as of and for the period indicated on a historical basis. This financial information has been derived from Mid-Coast's Annual Reports on Form 10-KSB for the years ended March 31, 1996 through March 31, 2000. This information should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the audited consolidated financial statements, including the notes thereto, of Mid-Coast which are incorporated by reference herein. See "Where You Can Find More Information."


  MID-COAST BANCORP, INC. SUMMARY SELECTED CONSOLIDATED FINANCIAL INFORMATION
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                            YEARS ENDED MARCH 31,
                                               -----------------------------------------------
                                                2000      1999      1998      1997      1996
                                               -------   -------   -------   -------   -------
STATEMENT OF INCOME:
  Interest Income............................  $ 5,623   $ 5,230   $ 4,918   $ 4,589   $ 4,390
  Interest Expense...........................    2,871     2,815     2,623     2,437     2,485
                                               -------   -------   -------   -------   -------
     Net Interest Income.....................    2,752     2,415     2,295     2,152     1,905
  Provision for Loan Losses..................       78        68        73        87        62
                                               -------   -------   -------   -------   -------
     Net Interest Income After Provision for
       Loan Losses...........................    2,674     2,347     2,222     2,065     1,843
  Non-interest income........................      477       461       303       235       183
  Non-interest expenses......................    2,438     2,408     1,810     1,913     1,565
                                               -------   -------   -------   -------   -------
     Income before Provision for Income
       Taxes.................................      713       400       715       387       461
  Income Tax expense.........................      250       142       239       144       157
                                               -------   -------   -------   -------   -------
     Net Income..............................  $   463   $   258   $   476   $   243   $   304
                                               =======   =======   =======   =======   =======
STATEMENT OF CONDITION:
  Assets.....................................  $82,464   $70,771   $63,015   $58,925   $54,362
  Loans......................................   62,266    56,369    50,561    49,274    42,687
  Allowance for Loan Losses..................      482       404       347       295       221
  Investments................................   10,330     8,231     6,192     4,479     6,433
  Deposits...................................   59,633    52,415    45,171    42,181    41,817
  Advances from Federal Home Loan Bank.......   16,715    12,715    12,190    11,440     7,465
  Other Borrowed Funds.......................       --        --        --        --        --
  Stockholders' Equity.......................    5,627     5,374     5,341     5,076     4,926
PER SHARE:
  Basic Earnings per share...................  $  0.62   $  0.35   $  0.64   $  0.33   $  0.42
  Diluted Earnings per share.................  $  0.62   $  0.35   $  0.64   $  0.32   $  0.41
  Book value per share.......................  $  7.47   $  7.15   $  7.14   $  6.96   $  6.83
  Dividends per share........................  $  0.19   $  0.19   $  0.16   $  0.16   $  0.14
  Weighted average shares outstanding........  742,920   739,922   737,826   724,421   717,135
SELECTED FINANCIAL PERCENTAGES:
  Return on average stockholders' equity.....      8.5%      5.0%      9.1%      4.7%      6.3%
  Return on average total assets.............      0.6%      0.4%      0.8%      0.4%      0.6%
  Return on average earning assets...........      0.7%      0.4%      0.8%      0.5%      0.6%
  Net interest rate spread...................      3.6%      3.4%      3.6%      3.7%      3.3%
  Net interest margin........................      3.9%      3.8%      4.0%      4.1%      3.7%
  Net charge-offs (recoveries) to average
     loans ratio.............................    0.000     0.002     0.043     0.028     0.055
  Non-performing loans to total loans
     ratio...................................     0.21      0.25      0.58      0.29      0.88

                                                            YEARS ENDED MARCH 31,
                                               -----------------------------------------------
                                                2000      1999      1998      1997      1996
                                               -------   -------   -------   -------   -------
  Allowance for loan losses to total loans...     0.77%     0.72%     0.69%     0.60%     0.52%
  Total capital to risk weighted assets......     12.7%     13.5%     14.8%     15.1%     16.9%
  Tier 1 capital to risk weighted assets.....     11.7%     12.5%     13.9%     14.2%     16.1%
  Tier 1 capital to average assets...........      6.8%      7.4%      8.1%      8.9%      9.1%
  Dividend payout ratio......................     32.3%     54.2%     25.6%     48.3%     35.3%

     We have summarized below the per common share combined information for Union Bankshares and Mid-Coast on a historical and pro forma combined and pro forma equivalent basis. The pro forma information gives effect to the Merger accounted for under the purchase method of accounting. You should read this information in conjunction with our historical financial statements and related notes contained in the reports and other information that we have filed with the Securities and Exchange Commission ("SEC"). See "Where You Can Find More Information." You should also read this information in conjunction with the pro forma combined financial information set forth under the heading "Unaudited Pro Forma Financial Statements." You should not rely on pro forma information as being indicative of the historical results that we would have had or the future results that we will achieve after the Merger.

                       COMPARATIVE PER COMMON SHARE DATA
                                  (UNAUDITED)

                                                            THREE MONTHS ENDED       YEAR ENDED
                                                              MARCH 31, 2000      DECEMBER 31, 1999
                                                            ------------------    -----------------
NET INCOME PER SHARE:
  Basic:
     Union Bankshares
       Historical.........................................        $1.43                 $5.80
       Pro forma combined for the merger(1)...............         1.34                  5.59
     Mid-Coast
       Historical.........................................         0.12                  0.62
       Pro forma combined for the merger..................          n/a                   n/a
NET INCOME PER SHARE:
  Diluted:
     Mid-Coast
       Historical.........................................         0.12                  0.62
       Pro forma combined for the merger..................          n/a                   n/a
CASH DIVIDENDS PER COMMON SHARE:
  Union Bankshares
     Historical...........................................         0.50                  1.82
     Pro forma combined for the merger(1).................         0.50                  2.09
  Mid-Coast
     Historical...........................................         0.00                  0.19
     Pro forma combined for the merger....................          n/a                   n/a
BOOK VALUE PER COMMON SHARE:
  Union Bankshares
     Historical...........................................        51.50                 51.50
     Pro forma combined for the merger(1).................        47.55                 47.82
  Mid-Coast
     Historical...........................................         7.57                  7.47
     Pro forma combined for the merger....................          n/a                   n/a

---------------
(1) Pro forma combined amounts reflect the proposed merger as if the merger had occurred at the beginning of such period.

              PRO FORMA CONDENSED COMBINING FINANCIAL INFORMATION

     The unaudited pro forma combining statement of operations of Union Bankshares for the fiscal year ended December 31, 1999 and the three-month period ended March 31, 2000 (the "Pro Forma Statements of Operations"), and the unaudited pro forma combining balance sheet of Union Bankshares as of March 31, 2000 (the "Pro Forma Balance Sheet" and, together with the Pro Forma Statements of Operations, the "Pro Forma Financial Statements"), have been prepared to illustrate the estimated effect of Union Bankshares' acquisition of Mid-Coast. The Pro Forma Financial Statements do not reflect any anticipated cost savings from the acquisition, or any synergies that are anticipated to result from the acquisition, and there can be no assurance that any such cost savings or synergies will occur. The Pro Forma Statements of Operations give pro forma effect to the acquisition as if it had occurred on January 1, 1999. The Pro Forma Balance Sheet gives pro forma effect to the acquisition as if it had occurred on March 31, 2000. The Pro Forma Financial Statements do not purport to be indicative of the results of operations or financial position of Union Bankshares that would have actually been obtained had such transactions been completed as of the assumed dates and for the period presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that Union Bankshares believes are reasonable. The Pro Forma Financial Statements should be read in conjunction with the separate historical consolidated financial statements of Union Bankshares and Mid-Coast and the notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" incorporated by reference in this joint proxy statement.


     A preliminary allocation of the purchase price has been made to major categories of assets and liabilities in the accompanying Pro Forma Financial Statements based on available information. The actual allocation of purchase price and the resulting effect on income from operations may differ significantly from the pro forma amounts included herein. These pro forma adjustments represent Union Bankshares' preliminary determination of purchase accounting adjustments and are based upon available information and certain assumptions that Union Bankshares believes to be reasonable. Consequently, the amounts reflected in the Pro Forma Financial Statements are subject to change, and the final amounts may differ substantially. For information regarding the uncertainty of assumptions, estimates and expectations reflected herein, see "A Warning About Forward-Looking Statements" on page 8.

                            UNION BANKSHARES COMPANY
                                      AND
                            MID-COAST BANCORP, INC.

                  UNAUDITED PRO FORMA COMBINING BALANCE SHEETS
                                 MARCH 31, 2000
                                 (IN THOUSANDS)


                                                             MID-
                                               UNION        COAST
                                             BANKSHARES    BANCORP,       PRO FORMA       PRO FORMA
                                              COMPANY        INC.        ADJUSTMENTS      COMBINED
                                             ----------    --------      -----------      ---------
ASSETS:
  Cash, due from banks.....................   $  9,748     $ 2,228(1)      $10,145        $ 12,026
                                                                  (1)        3,395
                                                                  (1)      (11,938)
                                                                  (1)       (1,552)
  Federal Funds sold.......................         41       5,385                           5,426
  Securities...............................    104,774      10,330(2)      (10,145)        104,959
  Loans....................................    126,841      62,266(11)        (482)        188,625
  Allowance for loan losses................     (2,618)       (482)(11)        482          (2,618)
  Mortgages held for sale..................        511          --                             511
  Intangible assets........................         --          --(6)        5,488           7,363
                                                                  (7)        1,552
                                                                  (8)          323
  Other Assets.............................     16,280       2,737(3)          500          19,517
                                              --------     -------         -------        --------
          Total Assets.....................   $255,577     $82,464         $(2,232)       $335,809
                                              ========     =======         =======        ========
LIABILITIES AND STOCKHOLDERS' EQUITY
  Deposits:
     Noninterest-bearing...................     21,105       4,034                          25,139
     Interest-bearing......................    161,747      55,599                         217,346
                                              --------     -------                        --------
     Total Deposits........................    182,852      59,633                         242,485
  Borrowings from Federal Home Loan Bank...     28,451      16,715(4)        3,395          48,561
  Other borrowed funds.....................     11,760          --                          11,760
  Accrued interest and other liabilities...      5,025         489                           5,514
                                              --------     -------         -------        --------
          Total Liabilities................    228,088      76,837           3,395         308,320
STOCKHOLDERS' EQUITY:
  Common Stock.............................      7,280         753(5)      (753)             7,280
  Surplus..................................      3,964       1,755(5)      (1,755)           3,964
  Retained Earnings........................     19,374       3,438(5)      (3,438)          19,374
  Accumulated other comprehensive loss.....     (2,873)       (139)(5)         139          (2,873)
  Unearned Compensation -- Bank Recognition
     and Retention Plan....................         --        (180)(5)         180              --
  Treasury stock, at cost..................       (256)         --              --            (256)
                                              --------     -------         -------        --------
          Total stockholders' equity.......     27,489       5,627         (5,627)          27,489
                                              --------     -------         -------        --------
          Total liabilities and
            stockholders' equity...........   $255,577     $82,464         $(2,232)       $335,809
                                              ========     =======         =======        ========

                            UNION BANKSHARES COMPANY
                                      AND
                            MID-COAST BANCORP, INC.

               UNAUDITED PRO FORMA COMBINING STATEMENT OF INCOME
                     FOR THREE MONTHS ENDED MARCH 31, 2000
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                            UNION       MID-COAST
                                          BANKSHARES    BANCORP,       PRO FORMA        PRO FORMA
                                           COMPANY        INC.        ADJUSTMENTS        COMBINED
                                          ----------    ---------     -----------    ----------------
Interest Income
  Interest and fees on loans............   $ 2,690       $ 1,277                         $ 3,967
  Interest on securities................     1,735           156                           1,891
  Other.................................         7            18                              25
                                           -------       -------                         -------
          Total Interest Income.........     4,432         1,451                           5,883
Interest Expense
  Interest on deposits..................     1,356           537                           1,893
  Interest on other borrowings..........       444           214(12)        45               703
                                           -------       -------         -----           -------
          Total Interest Expense........     1,800           751            45             2,596
                                           -------       -------         -----           -------
          Net Interest Income...........     2,632           700           (45)            3,287
Provision for Loan Losses...............        30            23                              53
                                           -------       -------         -----           -------
          Net Interest Income after
            provision for loan losses...     2,602           677           (45)            3,234
                                           -------       -------         -----           -------
Other Income
  Net security (losses).................       (25)           --                             (25)
  Service Charges on deposits
     Accounts...........................       208            62                             270
  Visa income...........................       137            --                             137
  Loan fees.............................        62            20                              82
  Gain on Sale of Loans.................        --            28                              28
  Trust fees............................       252            --                             252
  Other.................................        62             9                              71
                                           -------       -------                         -------
          Total other income............       696           119                             815
                                           -------       -------                         -------
          Total Income..................     3,298           796           (45)            4,049
Operating Expenses
  Salaries and employee benefits........     1,130           303                           1,433
  Net occupancy.........................       145            59                             204
  Other.................................       866           283(6)         92             1,265
                                                                (8)         26
                                                                (8)         12
                                                                (9)        (44)
                                                                (10)        30
                                           -------       -------         -----           -------
          Total operating expenses......     2,141           645           116             2,902
                                           -------       -------         -----           -------
          Income before income taxes....     1,157           151          (161)            1,147
Income taxes............................       330            58(13)       (14)              374
                                           -------       -------         -----           -------
  Net Income............................   $   827       $    93         $(147)          $   773
                                           =======       =======         =====           =======
Per Share Data
  Basic Earnings per share..............   $  1.43       $  0.13                         $  1.34
  Diluted earnings per share............       n/a       $  0.12                             n/a
  Weighted average number of shares
     outstanding........................   578,165       742,552                         578,165

                            UNION BANKSHARES COMPANY
                                      AND
                            MID-COAST BANCORP, INC.

               UNAUDITED PRO FORMA COMBINING STATEMENT OF INCOME
                   FOR TWELVE MONTHS ENDED DECEMBER 31, 1999*
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                  UNION       MID-COAST
                                                BANKSHARES    BANCORP,      PRO FORMA     PRO FORMA
                                                 COMPANY        INC.       ADJUSTMENTS    COMBINED
                                                ----------    ---------    -----------    ---------
Interest Income
  Interest and fees on loans..................   $10,032       $ 4,947                     $14,979
  Interest on securities......................     6,939           452                       7,391
  Other.......................................       294           224                         518
                                                 -------       -------                     -------
          Total Interest Income...............    17,265         5,623                      22,888
Interest Expense
  Interest on deposits........................     5,594         2,135                       7,729
  Interest on other borrowings................     1,502           736(12)      178          2,416
                                                 -------       -------        -----        -------
          Total Interest Expense..............     7,096         2,871          178         10,145
                                                 -------       -------        -----        -------
          Net Interest Income.................    10,169         2,752         (178)        12,743
Provision for Loan Losses.....................       200            78                         278
                                                 -------       -------        -----        -------
          Net Interest Income after provision
            for loan losses...................     9,969         2,674         (178)        12,465
                                                 -------       -------        -----        -------
Other Income
  Net security gains (losses).................       (16)           --                         (16)
  Service Charges on deposits Accounts........       314           245                         559
  Visa income.................................       712            --                         712
  Loan fees...................................       514            69                         583
  Gain on Sale of Loans.......................        58           132                         190
  Trust fees..................................       907            --                         907
  Gain on other real estate owned.............       154            --                         154
  Other.......................................       783            31                         814
                                                 -------       -------        -----        -------
          Total other income..................     3,426           477           --          3,903
                                                 -------       -------        -----        -------
          Total Income........................    13,395         3,151         (178)        16,368
Operating Expenses
  Salaries and employee benefits..............     4,355         1,134                       5,489
  Net occupancy...............................       975           396                       1,371
  Other.......................................     3,333           908(6)       369          4,704
                                                                      (7)       104
                                                                      (8)        46
                                                                      (9)      (177)
                                                                      (10)      121
                                                 -------       -------        -----        -------
          Total operating expenses............     8,663         2,438          463         11,564
                                                 -------       -------        -----        -------
          Income before income taxes..........     4,732           713         (641)         4,804
Income taxes..................................     1,377           250(13)      (57)         1,570
                                                 -------       -------        -----        -------
          Net Income..........................   $ 3,355       $   463        $(584)       $ 3,234
                                                 =======       =======        =====        =======
Per Share Data
  Basic Earnings per share....................   $  5.80       $  0.62                     $  5.59
  Diluted earnings per share..................       n/a       $  0.62                         n/a
  Weighted average number of shares
     outstanding..............................   578,086       742,920                     578,086


---------------

* The results of operations of Union Bankshares represent the year ended December 31, 1999 and the results of operations of Mid-Coast represent the fiscal year ended March 31, 2000.

FOOTNOTES TO UNAUDITED PRO FORMA COMBINING FINANCIAL STATEMENTS:

     The Pro Forma Statement of Operations assumes that the acquisition occurred on January 1, 1999. For purposes of the Pro Forma Statement of Operations for the year ended December 31, 1999, Union Bankshares' historical statement of operations for the year ended December 31, 1999 was combined with Mid-Coast's historical statement of operations for the year ended March 31, 2000. For purposes of the Pro Forma Statement of Operations for the three-month period ended March 31, 2000, Union Bankshares' historical statement of operations for the three-month period ended March 31, 2000 was combined with Mid-Coast's historical statement of operations for the three-month period ended March 31, 2000.

     The acquisition of Mid-Coast will be accounted for under the purchase method of accounting. Under purchase accounting, the total purchase price is allocated to the tangible and intangible assets and liabilities of Mid-Coast based on their respective fair values as of the closing date based upon valuations and other studies. The actual allocation of purchase price and the resulting effect on income from operations may differ from the pro forma amounts included herein.


     (1) Reflects adjustments to cash for the liquidation of Mid-Coast's investment securities available-for-sale and for borrowings. Cash is used to purchase 753,727 shares (less unawarded shares remaining under the Retention Plan as of the closing) of Mid-Coast at $15.875 per share and to pay acquisition expenses of approximately $1,552,000.


     (2) Reflects liquidation of Mid-Coast's investment securities available-for-sale and certificates of deposit. Fair value of securities available-for-sale was reflected in Mid-Coast's books prior to acquisition and becomes the new cost basis after acquisition, eliminating the net unrealized loss on securities available-for-sale from equity. The reduction of interest income as a result of the sale of securities in not reflected in the pro forma results of operation.

     (3) Appraisals of bank-owned land, buildings, and equipment are estimated to exceed carrying values by $500,000.

     (4) Reflects borrowings of approximately $3,396,000 at an average interest rate of 5.25%.

     (5) Elimination of Mid-Coast's pre-combination capital stock, surplus, retained earnings, unrealized loss on available-for-sale securities, and unearned compensation on the Retention Plan.

     (6) Reflects the purchase price in excess of the fair value of net assets acquired, net of deferred tax on fair value adjustment to assets. Goodwill is amortized straight-line over 15 years.

     (7) Reflects costs directly related to the acquisition. Acquisition costs include Merger transaction expenses, service contract terminations and employment contracts. Costs are amortized straight-line over 15 years.

     (8) Reflects an identifiable value of $323,000 attributable to the deposit base. The core deposit intangible is amortized straight-line over 7 years.

     (9) Eliminates the depreciation expense reflected on the books of Mid-Coast.

     (10) Record depreciation expense on bank premises and equipment acquired on a straight-line basis over their estimated useful lives ranging from 5 to 40 years.

     (11) The carrying basis of Mid-Coast's net loans approximates fair value.

     (12) Reflects interest on borrowings at an average rate of 5.25%.

     (13) Related income tax expense on pro forma adjustments.

                       CERTAIN REGULATORY CONSIDERATIONS

     Union Bankshares is a bank holding company registered with the Federal Reserve Board ("FRB") under the Bank Holding Company Act of 1956, as amended (the "BHCA"). As a result, Union Bankshares and its non-bank subsidiaries are subject to the supervision, examination and reporting requirements of the BHCA and the regulations of the FRB. Union Bankshares is also considered a Maine financial institution holding company for purposes of the laws of the State of Maine and, as such, is subject to the jurisdiction of the Bureau of Banking.

     Union Trust is subject to regulation, supervision and examination by the Bureau of Banking. In addition, because Union Trust is a member of the Federal Reserve System, it is subject to regulation, supervision and examination by the FRB. Waldoboro is a federal savings association chartered, regulated and supervised by the Office of Thrift Supervision ("OTS"). If the Merger is consummated, Waldoboro is expected to continue to exist as a separate institution controlled by Union Bankshares for approximately 60 days after consummation of the Merger, and then is expected to be merged into Union Trust, with Union Trust as the surviving entity. Both Union Trust and Waldoboro are also subject to regulation and supervision by other federal and state Regulatory Authorities, including the Federal Deposit Insurance Corporation ("FDIC") which insures deposits of commercial banks such as Union Trust as well as savings banks such as Waldoboro.


     Set forth below is a brief description of certain laws and regulations that affect Union Bankshares and/or its subsidiaries. The description of certain laws and regulations below and elsewhere in this joint proxy statement does not purport to be complete and is qualified in its entirety by reference to applicable laws and regulations, and to the discussion below at page 60 under the heading "Regulatory Developments."


CERTAIN RESTRICTIONS ON ACTIVITIES OF BANK HOLDING COMPANIES

     The BHCA imposes significant restrictions on the activities of bank holding companies. Bank holding companies are required to obtain the prior approval of the FRB before they may: (i) acquire direct or indirect ownership or control of more than 5% of any class of the voting securities of any bank; (ii) acquire all or substantially all of the assets of any bank; or (iii) merge or consolidate with any other bank holding company.

     The FRB generally may not approve any transaction that would result in a monopoly or that would further a combination or conspiracy to monopolize banking in the United States. The FRB also may not approve a transaction that could substantially lessen competition in any section of the country, that would tend to create a monopoly in any section of the country, or that would be in restraint of trade. However, the FRB may approve any such transaction if it determines that the public interest in meeting the convenience and needs of the community served clearly outweighs the anti-competitive effects of the proposed transaction.

     The FRB is also required to consider the financial and managerial resources and future prospects of the bank holding companies and banks concerned, as well as the convenience and needs of the community to be served. Consideration of financial resources generally focuses on capital adequacy, which is discussed below. The consideration of convenience and needs includes the parties' performance under the Community Reinvestment Act of 1977 (the "CRA"). Under the CRA, a depository institution must, consistent with its safe and sound operation, help meet the credit needs of its entire community, including low and moderate income neighborhoods. There are no specific lending requirements or programs nor does the law limit the institution's discretion to develop products and services that it believes are best suited to its particular community. The bank regulatory agencies periodically assess each institution's record of meeting the credit needs of its community and must take such record into account in evaluations of certain applications made by such institutions.

     The BHCA authorizes the FRB to approve an application by a bank holding company such as Union Bankshares to acquire control of a savings association such as Waldoboro in accordance with certain requirements contained in the BHCA. At the same time, the BHCA prohibits a bank holding company from: (i) engaging in activities other than banking, managing or controlling banks or other permitted subsidiaries or providing certain permissible services; and (ii) acquiring or retaining direct or indirect control of any company engaged in any activities other than those activities determined by the FRB to be so closely related to banking or managing or controlling banks as to be a proper incident thereto.

     The FRB has by regulation determined that certain activities are so closely related to banking, within the meaning of the BHCA, that such activities are permissible by bank holding companies. These activities include owning, controlling, or operating a savings association if the savings association engages only in deposit-taking activities, lending and other activities that are permissible for bank holding companies under certain provisions of the FRB's Regulation Y issued under the BHCA.

     Other closely related activities include making or servicing loans such as would be made by a mortgage, consumer finance, credit card, or factoring company; performing trust company functions; performing certain data processing operations; providing limited securities brokerage services; acting as an investment or financial advisor; acting as an insurance agent for certain types of credit-related insurance; leasing personal property on a full-payout, non-operating basis; providing tax planning and preparation services; operating a collection agency; and providing certain courier services.

     In addition to the restrictions imposed by the BHCA, as a financial institution holding company for purposes of the laws of the State of Maine, Union Bankshares must obtain the prior approval of the Bureau of Banking before acquiring control of more than 5% of the voting shares of (i) a Maine financial institution or any financial institution or financial institution holding company which controls, directly or indirectly, a Maine financial institution or financial institution holding company, or (ii) an out of state financial institution. The term "financial institution" includes, but is not limited to, trust companies, non-depository trust companies, savings banks, industrial banks and savings and loan associations.

     In determining whether to grant such an approval, the Bureau of Banking must consider whether a proposed transaction will contribute to the financial strength and success of the relevant financial institution and promote the convenience and advantage of the public. When determining whether the standard of public convenience and advantage has been met, the Bureau of Banking will consider the following factors:

     - character, ability and overall sufficiency of the management; the adequacy of capital and financial resources of the relevant institutions;

     - competitive effect of the proposed transaction;

     - convenience and needs of the market area(s) to be served;

     - effect of the proposed transaction on the price, availability and quality of services in the market area(s) to be served;

     - impact of the proposed transaction on other financial institutions in the relevant market area(s); and

     - fairness and equities involved.

     The Bureau of Banking has by regulation determined that, unless otherwise prohibited by applicable state law, Maine financial institution holding companies and/or their subsidiaries may engage in those activities which are authorized for bank holding companies under federal law, including the BHCA, and the regulations promulgated pursuant thereto. Any Maine financial institution holding company (or subsidiary thereof) proposing to engage in such an authorized activity must first apply for and obtain the prior approval of the Bureau of Banking.

CERTAIN TRANSACTIONS BY BANK HOLDING COMPANIES AND THEIR AFFILIATES

     There are various legal restrictions on the extent to which a bank holding company, such as Union Bankshares, and its non-bank subsidiaries may borrow, obtain credit from or otherwise engage in "covered transactions" with its insured depository institution subsidiaries. Such borrowings and other covered transactions by an insured depository institution subsidiary (and its subsidiaries) with its non-depository institution affiliates are limited to the following amounts: (i) in the case of any affiliate, the aggregate amount of covered transactions of the insured depository institution and its subsidiaries cannot exceed 10% of the capital stock and surplus of the insured depository institution; and (ii) in the case of all affiliates, the aggregate amount of covered transactions of the insured depository institution and its subsidiaries cannot exceed 20% of the capital stock and surplus of the insured depository institution.

     "Covered transactions" are defined by statute for these purposes to include a loan or extension of credit to an affiliate, a purchase of, or investment in, securities issued by an affiliate, a purchase of assets from an affiliate unless exempted by the FRB, the acceptance of securities issued by an affiliate as collateral for a loan or extension of credit to any person or company, or the issuance of a guarantee, acceptance, or letter of credit on behalf of an affiliate. Covered transactions are also subject to certain collateral security requirements. Further, certain other transactions between a bank holding company and its non-bank subsidiaries on the one hand, and its insured depository institution subsidiaries on the other hand, are subject to certain additional restrictions, and a bank holding company and its non-bank subsidiaries are prohibited from engaging in certain tying arrangements in connection with any extension of credit, lease or sale of property of any kind, or furnishing of any service.

PAYMENT OF DIVIDENDS

     Union Bankshares is a legal entity separate and distinct from its bank and any other subsidiaries that it may own from time to time. A principal source of cash flow of Union Bankshares, including cash flow to pay dividends to its stockholders, are dividends from its bank subsidiary. There are statutory and regulatory limitations on the payment of dividends by subsidiary depository institutions to Union Bankshares, as well as by Union Bankshares to its stockholders.

     As to the payment of dividends, each of Union Bankshares' depository institution subsidiaries is subject to the laws and regulations of its chartering jurisdiction and to the regulations of its primary federal regulator. If the federal banking regulator determines that a depository institution under its jurisdiction is engaged in or is about to engage in an unsafe or unsound practice, the regulator may require, after notice and hearing, that the institution cease and desist from such practice. Depending on the financial condition of the depository institution, an unsafe or unsound practice could include the payment of dividends. The federal banking agencies have indicated that paying dividends that deplete a depository institution's capital base to an inadequate level would be an unsafe and unsound banking practice.

     Under the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA"), a depository institution may not pay any dividend if payment would cause it to become undercapitalized or if it already is undercapitalized. The federal agencies have also issued policy statements that provide that bank holding companies and insured banks should generally only pay dividends out of current operating earnings. Federal savings associations such as Waldoboro may generally pay dividends only out of current net income and retained net income from the preceding two years, subject to certain other requirements. The payment of dividends by Union Bankshares and its depository institution subsidiaries may also be affected or limited by other factors, such as the requirement to maintain adequate capital above regulatory guidelines.

REGULATION OF WALDOBORO AND UNION TRUST

     Union Trust and Waldoboro are subject to numerous state and/or federal statutes and regulations that affect their business, activities, and operations, and each is supervised and examined by one or more federal or state bank regulatory agencies. Union Trust is a Maine chartered trust company subject to regulation and supervision by the Bureau of Banking. As a member of the Federal Reserve System, Union Trust is also subject to regulation and supervision by the FRB. Waldoboro is a federal savings association chartered under the laws of the United States and regulated and supervised by the OTS.

     If, as is expected, Union Trust and Waldoboro merge with Union Trust as the surviving entity, the resultant institution will continue to be subject to regulation and supervision by the Bureau of Banking and the FRB. As FDIC-insured institutions, each of Union Trust and Waldoboro is also subject to certain requirements applicable to insured depository institutions. Waldoboro and Union Trust are also required to file reports with and obtain approvals from various regulatory agencies prior to entering into certain transactions, including mergers with, or acquisitions of, other financial institutions.

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

     Virtually every aspect of insured depository institutions' day-to-day operations is subject to numerous requirements and restrictions. These requirements and restrictions apply with respect to such matters as, for example and without limitation, the nature and amount of loans and investments that may be made, the nature and amount of collateral for certain loans, the maximum amount of deposits each of such institutions may hold as a percentage of the aggregate deposits in a particular geographic area, the issuance of securities, the taking of reserves against deposits, the establishment and closure of branches, non-banking activities and other operations. Numerous laws and regulations also set forth special restrictions and procedural requirements with respect to the extension of credit, credit practices, the disclosure of credit terms and discrimination in credit transactions. These legal requirements differ for each of Union Trust and Waldoboro to a greater or lesser extent because these entities are chartered under different legal authorities. Furthermore, the laws and regulations that govern Union Trust and Waldoboro have generally been promulgated to protect depositors and the deposit insurance funds of the FDIC and not for the protection of Union Bankshares and its stockholders.

     As a state chartered bank that is a member of the Federal Reserve System, Union Trust must comply with Maine banking law and the Federal Reserve Act and the regulations promulgated thereunder by the Bureau of Banking and FRB, respectively, which limit Union Trust's activities to those that are deemed to be part of or incidental to the "business of banking." Activities that are part of or incidental to the business of banking include taking deposits, borrowing and lending money, discounting or negotiating paper, acting as fiduciary, and investing in certain bank-eligible securities. Examples of activities that are not permissible for state chartered banks that are members of the Federal Reserve System include, without limitation, engaging in real estate investment and development, a general real estate brokerage business, and investing in most types of equity securities. Subsidiaries of national banks, in general, may only engage in activities permissible for the parent national bank.

     In addition, Section 24 of the Federal Deposit Insurance Act ("FDIA"), as added by FDICIA, provides that an insured state bank may not engage as a principal in any activity that is not permissible for a national bank, unless the FDIC has determined that the activity would pose no significant risk to the appropriate deposit insurance fund and the state bank is in compliance with applicable capital standards. Activities of subsidiaries of insured state banks are similarly restricted to those activities permissible for subsidiaries of national banks, unless the FDIC has determined that the activity would pose no significant risk to the appropriate deposit insurance fund and the state bank is in compliance with applicable capital standards. Section 24 also provides that an insured state bank generally may not, directly or indirectly, acquire or retain any equity investment of a type that is not permissible for a national bank, which would include most equity security investments. In addition, state-chartered banks are subject to numerous restrictions on their activities and investments under the laws of their chartering jurisdiction.

     Federal savings associations such as Waldoboro are subject to similar restrictions on their business and activities. Waldoboro derives its lending and investment powers from the Home Owners' Loan Act, as amended (the "HOLA") and OTS regulations issued thereunder. Under these laws and regulations, federal savings associations may invest in mortgage loans secured by residential and commercial real estate, commercial and consumer loans, certain types of debt securities and certain other assets. Federal savings associations may also establish service corporations that may engage in activities not otherwise permissible for federal savings associations directly, including certain real estate equity investments and securities and insurance brokerage. These investment powers are subject to various limitations.

     The HOLA requires each federal savings association to meet a "qualified thrift lender" or "QTL" test. Under the QTL test, a federal savings association is required to maintain at least 65 percent of its "portfolio assets" in certain "qualified thrift investments" in at least nine months of the most recent 12 month period. "Portfolio assets" means, in general, an association's total assets less the sum of (a) specified liquid assets up to 20 percent of total assets, (b) goodwill and other intangible assets, and (c) the value of property used to conduct the association's business. "Qualified thrift investments" includes various types of loans made for residential and housing purposes, investments related to such purposes, including certain mortgage-backed and related securities, and loans for personal, family, household, and certain other purposes up to a limit of 20 percent of an association's portfolio assets. Certain other assets also count as qualified thrift investments. A
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

federal savings association that fails to meet the QTL test must either operate under certain restrictions on its activities or convert to a bank charter. As of March 31, 2000, Waldoboro had met the QTL test in the requisite months and expects to continue to operate as a qualified thrift lender prior to the Subsidiary Merger.

FDIC INSURANCE ASSESSMENTS

     The deposit accounts of Union Trust are insured by the Bank Insurance Fund (the "BIF") of the FDIC generally up to a maximum of $100,000 per separately insured depositor, and Union Trust is subject to FDIC deposit insurance assessments. The deposit accounts of Waldoboro are insured by the Savings Association Insurance Fund (the "SAIF") of the FDIC, and Waldoboro is also subject to FDIC deposit insurance assessments. Thus, if, as is expected, Union Trust and Waldoboro merge with Union Trust as the surviving entity, certain deposit obligations of the surviving entity will be insured by the BIF and certain deposit obligations of the surviving entity will be insured by the SAIF.

     Pursuant to FDICIA, the FDIC adopted a risk-based system for determining deposit insurance assessments under which all insured institutions were placed into one of nine categories and assessed insurance premiums, ranging from $2,000 to 0.27% of insured deposits, based upon their level of capital and supervisory evaluation. Because the FDIC sets the assessment rates based upon the level of assets in the insurance fund, premium rates rise and fall as the number and size of bank failures increase and decrease, respectively. Under the system, institutions are assigned to one of three capital groups based solely on the level of an institution's capital -- "well capitalized," "adequately capitalized" and "undercapitalized" -- that are defined in the same manner as the regulations establishing the prompt corrective action system under Section 38 of FDIA, as discussed below. These three groups are then divided into three subgroups that reflect varying levels of supervisory concern, from those that are considered to be healthy to those that are considered to be of substantial supervisory concern. BIF and SAIF deposits may be assessed at different rates.

     The FDIC is authorized to raise the assessment rates as necessary to maintain the required reserve ratio of 1.25 percent. As a result of the Deposit Insurance Funds Act of 1996 (the "Funds Act"), both the BIF and SAIF currently satisfy the reserve ratio requirement. If the FDIC determines that assessment rates should be increased, institutions in all risk categories could be affected. The FDIC has exercised this authority several times in the past and could raise insurance assessment rates in the future. If such action is taken by the FDIC, it could have an adverse effect on the earnings of insured depository institutions. The Funds Act also amended the FDIA to expand the assessment base for the payments on Financing Corporation bonds used to finance the thrift bailout. The Funds Act requires BIF-insured banks to participate in the payment of interest due on Financing Corporation bonds. As a BIF-insured institution, Union Trust is subject to a special Financing Corporation assessment in addition to assessments applicable to BIF-insured deposits.

MINIMUM CAPITAL REQUIREMENTS AND PROMPT CORRECTIVE ACTION

     Each of Union Trust and Waldoboro must satisfy certain minimum capital requirements, and Union Bankshares is expected to satisfy similar requirements established by the FRB. Under FRB regulations applicable to Union Trust because of its membership in the Federal Reserve System, a bank is deemed to be (i) "well capitalized" if it has total risk-based capital of 10% or more, a Tier 1 risk-based capital ratio of 6% or more, and a Tier 1 leverage capital ratio of 5% or more and is not subject to any written agreement, order, capital directive, or corrective action directive, (ii) "adequately capitalized" if it has a total risk-based capital ratio of 8% or more, a Tier 1 risk-based capital ratio of 4% or more and a Tier 1 leverage capital ratio of 4% or more (3% under certain circumstances) and does not meet the definition of "well capitalized,"
(iii) "undercapitalized" if it has a total risk-based capital ratio that is less than 8%, a Tier 1 risk-based capital ratio that is less than 4% or a Tier 1 leverage capital ratio that is less than 4% (3% under certain circumstances),
(iv) "significantly undercapitalized" if it has a total risk-based capital ratio that is less than 6%, a Tier 1 risk-based capital ratio that is less than 3% or a Tier 1 leverage capital ratio that is less than 3%, and (v) "critically undercapitalized" if it has a ratio of tangible equity to total assets that is equal to or less than 2%.

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

     Section 38 of the FDIA and the regulations promulgated thereunder by the federal banking agencies also specify circumstances under which a federal bank regulator may reclassify a well capitalized institution as adequately capitalized and may require an adequately capitalized institution or an undercapitalized institution to comply with supervisory actions as if it were in the next lower category (except that the FRB may not reclassify a significantly undercapitalized institution as critically undercapitalized).

     A number of sanctions may be imposed on depository institutions that are not in compliance with applicable capital requirements, including, without limitation, restrictions on asset growth and imposition of a capital directive that may require, among other things, an increase in regulatory capital, reduction of rates paid on savings accounts, cessation of or limitations on deposit-gathering, lending, purchasing loans, making specified investments, or issuing new accounts, limits on operational expenditures, an increase in liquidity, and such other restrictions or corrective actions as the appropriate federal bank regulator may deem necessary or appropriate. Federal law also restricts the use of brokered deposits by certain depository institutions in certain capitalization categories.

     Under the system of prompt corrective action mandated by FDICIA, immediately upon becoming undercapitalized, an institution will become subject to the provisions of Section 38 of the FDIA, which include (i) restricting payment of capital distributions and management fees, (ii) requiring that the appropriate federal banking agency monitor the condition of the institution and its efforts to restore its capital, (iii) requiring submission of a capital restoration plan, (iv) restricting the growth of the institution's assets, and
(v) requiring prior approval of certain expansion proposals. The appropriate federal banking agency for an undercapitalized institution also may take any number of discretionary supervisory actions if the agency determines that any of these actions is necessary to resolve the problems of the institution at the least possible long-term cost to the deposit insurance fund, subject in certain cases to specified procedures. These discretionary supervisory actions include the following: requiring the institution to raise additional capital; restricting transactions with affiliates; restricting interest rates paid by the institution on deposits; requiring replacement of senior executive officers and directors; restricting the activities of the institution and its affiliates; requiring divestiture of the institution or the sale of the institution to a willing purchaser; and any other supervisory action that the agency deems appropriate.

     FDICIA provides for the appointment of a conservator or receiver for any insured depository institution that is "critically undercapitalized," or that is "undercapitalized" and (i) has no reasonable prospect of becoming "adequately capitalized," (ii) fails to become "adequately capitalized" when required to do so under the prompt corrective action provisions, (iii) fails to submit an acceptable capital restoration plan within the prescribed time limits, or (iv) materially fails to implement an accepted capital restoration plan. In addition, the appropriate federal regulatory agency will be required to appoint a receiver (or a conservator) for a "critically undercapitalized" depository institution within 90 days after the institution becomes "critically undercapitalized" or to take such other action that would better achieve the purpose of Section 38 of FDIA. Such alternative action can be renewed for successive 90 day periods. With limited exceptions, however, if the institution continues to be "critically undercapitalized" on average during the quarter that begins 270 days after the institution first became "critically undercapitalized," a receiver must be appointed.

OTHER ASPECTS OF FEDERAL AND STATE LAW

     Regulation D promulgated by the FRB requires all depository institutions to maintain reserves against their transaction accounts or non-personal time deposits, subject to certain exemptions. "Transaction accounts" include demand deposits, NOW accounts, and certain other types of accounts that permit payments or transfers to third parties. "Non-personal time deposits" include money market deposit accounts or other savings deposits held by corporations or other depositors and certain other types of time deposits. Because required reserves must be maintained in the form of vault cash or non-interest bearing deposits with a regional Federal Reserve Bank, the effect of this reserve requirement is to reduce the amount of the institution's interest-bearing assets.

     Depository institutions are also subject to federal and state statutory and regulatory provisions covering security procedures, currency and foreign transactions reporting, insider and affiliated party transactions,

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

management interlocks, loan interest rate limitations, lending policies, truth-in-lending, electronic funds transfers, funds availability, truth-in-savings, home mortgage disclosure, and equal credit opportunity, in addition to a variety of other statutes and regulations.

GOVERNMENT POLICIES AND LEGISLATIVE AND REGULATORY PROPOSALS

     Depository institutions' operations are generally affected by the economic, fiscal, and monetary policies of the United States and its agencies and regulatory authorities, particularly the FRB (which regulates the money supply of the United States, reserve requirements against deposits, the discount rate on FRB borrowings and related matters, and which conducts open-market operations in U.S. government securities). The fiscal and economic policies of various governmental entities and the monetary policies of the FRB have a direct effect on the availability, growth, and distribution of bank loans, investments, and deposits.

     In addition, various proposals to change the laws and regulations governing the operations and taxation of, and deposit insurance premiums paid by, federally and state-chartered banks and other financial institutions are from time to time pending in Congress and in state legislatures as well as before the FRB, the FDIC, the OTS and other federal and state bank regulatory authorities. The likelihood of any major changes in the future, and the impact any such changes might have on Union Trust and Waldoboro, are not possible to determine.

                            REGULATORY DEVELOPMENTS

     On November 12, 1999, the President signed into law the Gramm-Leach-Bliley Act. This statute contains several provisions that may affect how Union Bankshares does business or the nature of the competition that it faces. The act permits banks, insurance companies, and securities firms to affiliate within a single corporate structure, known as a financial holding company. Using the financial holding company structure, insurance companies and securities firms may acquire bank holding companies and bank holding companies may acquire insurance companies and securities firms. A bank holding company that wishes to become a financial holding company must satisfy a number of conditions, including management, capital and community reinvestment standards, to engage in a substantially broader range of activities including insurance underwriting and merchant banking provided that all of the insured depository institution subsidiaries of the bank holding company have at least a "Satisfactory" CRA rating. In addition, a financial holding company may not commence a new financial activity or acquire control of a company engaged in such activities without satisfying this CRA requirement. Some of these affiliations are also permissible for bank subsidiaries. The act gives the FRB authority to regulate financial holding companies, but provides for functional regulation of subsidiary activities.

     The act also contains several provisions respecting customer privacy. The complete extent of Union Bankshares' obligations in this regard will not be known until the FRB and the other federal banking agencies issue final rules applicable to banks. Union Bankshares will be required to disclose a privacy policy to its customers on an annual basis. In addition, if Union Bankshares provides nonpublic personal information about customers to third parties for use in the marketing of third party products, it must first disclose this fact to its customers and provide them an opportunity to opt out of the arrangement. The act does not limit the sharing of information among affiliates within the Union Bankshares family.

                                 OTHER MATTERS

     As of the date of this joint proxy statement, neither Mid-Coast's board of directors nor Union Bankshares' board of directors knows of any matters that will be presented for consideration at the Mid-Coast or Union Bankshares special meetings other than as described in this joint proxy statement. However, if any other matters properly come before the Mid-Coast or Union Bankshares special meetings or any adjournment or postponement of the Mid-Coast or Union Bankshares special meetings and are voted upon, the enclosed proxy will be deemed to confer discretionary authority to the individuals named as proxies to vote the shares represented by such proxies as to any such matters.

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

                             STOCKHOLDER PROPOSALS

MID-COAST


     Mid-Coast will hold its 2000 annual meeting of stockholders only if the Merger is not consummated. In order to be eligible for inclusion in Mid-Coast's proxy materials for the 2000 annual meeting, if held, any Mid-Coast stockholder proposal to take action at such meeting must have been received at Mid-Coast's executive offices at 1768 Atlantic Highway, Waldoboro, Maine 04572, no later than February 18, 2000. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, Delaware law and Mid-Coast's certificate of incorporation and bylaws.


UNION BANKSHARES


     Union Bankshares expects to hold its next annual meeting of stockholders on April 19, 2001. Under the rules of the SEC, proposals of Union Bankshares stockholders intended to be presented at that meeting must be received by Union Bankshares at its principal executive offices no later than January 20, 2001, to be included in the proxy statement for the meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, Maine law and Union Bankshares' articles of incorporation and bylaws.


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                      WHERE YOU CAN FIND MORE INFORMATION


     Union Bankshares and Mid-Coast file annual, quarterly and current reports, proxy and information statements, and other information with the SEC under the Securities Exchange Act of 1934, as amended. You may read and copy this information at the Public Reference Section at the SEC at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information about issuers that file electronically with the SEC. The address of that site is http://www.sec.gov. In addition, you can read and copy this information at the regional offices of the SEC at 7 World Trade Center, 13th Floor, New York, New York 10048 and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661.


     This joint proxy statement incorporates important business and financial information about Union Bankshares and Mid-Coast that is not included in or delivered with this joint proxy statement.

     The following documents filed with the SEC by Union Bankshares are incorporated by reference in this joint proxy statement (SEC File No. 000-12958):

     (1) Union Bankshares' Annual Report on Form 10-K for the fiscal year ended December 31, 1999;

     (2) Union Bankshares' Quarterly Report on Form 10-Q for the three months ended March 31, 2000;

     (3) Union Bankshares' Current Report on Form 8-K dated March 31, 2000; and


     (4) The description of Union Bankshares' current management and Union Bankshares' board of directors contained in Union Bankshares' proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, for Union Bankshares' Annual Meeting of Stockholders held on June 15, 2000.



     The following documents filed with the SEC by Mid-Coast are incorporated by reference in this joint proxy statement (SEC File No. 000-18096):


     (1) Mid-Coast's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2000; and

     (2) Mid-Coast's Current Report on Form 8-K dated March 31, 2000.


     Union Bankshares and Mid-Coast also incorporate by reference additional documents filed by them pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as amended after the date of this joint proxy statement and prior to final adjournment of the Mid-Coast special meeting. Any statement contained in this joint proxy statement or in a document incorporated or deemed to be incorporated by reference in this joint proxy statement shall be deemed to be modified or superseded to the extent that a statement contained herein or in any subsequently filed document which also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement.


     You may obtain copies of the information incorporated by reference in this joint proxy statement upon written or oral request. The inside front cover of this joint proxy statement contains information about how such requests should be made.

     All information contained in this joint proxy statement or incorporated herein by reference with respect to Union Bankshares was supplied by Union Bankshares, and all information contained in this joint proxy statement with respect to Mid-Coast was supplied by Mid-Coast.

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

                                                                      APPENDIX A

               AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                           UNION BANKSHARES COMPANY,


                         UBC ACQUISITION COMPANY, INC.


                                      AND

                            MID-COAST BANCORP, INC.


                                 JUNE 20, 2000


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


     THIS AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER (the "Agreement"), dated as of the 20th day of June, 2000, is made by and among Mid-Coast Bancorp, Inc., Waldoboro, Maine, a Delaware corporation ("Mid-Coast"), Union Bankshares Company, Ellsworth, Maine, a Maine corporation ("Union Bankshares") and UBC Acquisition Company, Inc., a Delaware corporation ("Acquisition Company").


                                    PREAMBLE

     The respective Boards of Directors of Union Bankshares and Mid-Coast are of the opinion that the transactions described herein are in the best interests of the parties to this Agreement and their respective stockholders. This Agreement provides for the acquisition of Mid-Coast by Union Bankshares pursuant to the merger of Mid-Coast with the Acquisition Company, and then immediately thereafter, Mid-Coast shall be merged up and into Union Bankshares. At the effective date of the Merger, the outstanding shares of capital stock of Mid-Coast shall be converted into the right to receive cash. The transactions described in this Agreement are subject to the approvals of the stockholders of Mid-Coast and Union Bankshares, respectively, expiration of the required waiting period under applicable federal and state regulatory laws and regulations, and the satisfaction of certain other conditions described in this Agreement.

     Simultaneously with the execution and delivery of this Agreement, and as a condition and inducement to the willingness of Union Bankshares and Mid-Coast to enter into this Agreement, Mid-Coast and Union Bankshares are entering into an Option Agreement pursuant to which Mid-Coast is granting to Union Bankshares an option to purchase shares of Mid-Coast Common Stock.

     Now, therefore, in consideration of their mutual promises and obligations, the parties agree that Mid-Coast shall be merged with Acquisition Company, and immediately thereafter with and into Union Bankshares on the terms and subject to the conditions set forth in this Agreement:

                                   ARTICLE 1

                                  DEFINITIONS

     Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meaning to be equally applicable to both the singular and plural forms of the terms defined):

     1.1 "1933 Act" shall mean the Securities Act of 1933, as amended.

     1.2 "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.


     1.3 "Acquisition Company" shall mean UBC Acquisition Company, Inc., a Delaware corporation, and a wholly owned subsidiary of Union Bankshares.


     1.4 "Affiliate" of a Person shall mean: (i) any other Person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with such Person; or (ii) any officer, director, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of such Person.

     1.5 "Agreement" shall mean this Amended and Restated Agreement and Plan of Merger by and among Mid-Coast, Union Bankshares and Acquisition Company, and any amendments thereto. References to Articles, Sections, Schedules and the like refer to the Articles, Sections, Schedules and the like of this Agreement unless otherwise indicated.

     1.6 "Assets" of a Person shall mean all of the assets, properties, businesses and rights of such Person of every kind, nature, character and description, whether real, personal or mixed, tangible or intangible, accrued or contingent, or otherwise relating to or utilized in such Person's business, directly or indirectly, in whole or in part, whether or not carried on the books and records of such Person, and whether or not owned in the name of such Person or any Affiliate of such Person and wherever located.

     1.7 "BHCA" shall mean the Bank Holding Company Act of 1956, as amended.

     1.8 "Bank Regulator" shall mean and include, any pertinent federal or state Regulatory Authority charged with the supervision of banks, bank holding companies, savings associations, or savings association holding companies or engaged in the insurance of bank or savings association deposits, including without limitation, the FRB, the FDIC, the OTS and the Bureau of Banking.

     1.9 "Bureau of Banking" means the Bureau of Banking of the Department of Professional and Financial Regulation of the State of Maine having regulatory authority over Union Trust or any successor Maine governmental agency exercising such regulatory authority.

     1.10 "Business Day" shall mean a day on which Union Trust is open for business and which is not a Saturday, Sunday or legal bank holiday.

     1.11 "Closing" The closing of the transactions contemplated herein will take place at a place that is mutually agreed to by the parties and on the date that is the last Business Day of the month during which all of the following are then complete:

          (i) all applicable regulatory approvals relating to the transactions contemplated herein have been received; and

          (ii) all applicable statutory and regulatory waiting periods relative to the Merger and the Subsidiary Merger have expired; and

          (iii) the Mid-Coast stockholders have approved the Agreement; and

          (iv) the Union Bankshares stockholders have approved the Agreement,

or such earlier or later date as may be agreed to by the parties. At the Closing the parties shall each deliver to the other such evidence of the satisfaction of the conditions to the Merger (as defined in Section 2.1 hereof and the Subsidiary Merger) as may reasonably be required (including material required to be delivered pursuant to this Agreement).

     1.12 "Consent" shall mean any consent, approval, authorization, clearance, exemption, waiver, or similar affirmation by any Person pursuant to any Contract, Law, Order, or Permit.

     1.13 "Contract" shall mean any written or oral agreement, arrangement, authorization, commitment, contract, indenture, instrument, lease, obligation, plan, practice, restriction, understanding, or undertaking of any kind or character, or other document to which any Person is a party or that is binding on any Person or its capital stock, Assets or business.

     1.14 "Default" shall mean (i) any breach or violation of, default under, contravention of, or conflict with, any Contract, Law, Order, or Permit, (ii) any occurrence of any event that with the passage of time or the giving of notice or both would constitute a breach or violation of, default under, contravention of, or conflict with, any Contract, Law, Order, or Permit, or
(iii) any occurrence of any event that with or without the passage of time or the giving of notice would give rise to a right of any Person to exercise any remedy or obtain any relief under, terminate or revoke, suspend, cancel, or modify or change the current terms of, or renegotiate, or to accelerate the maturity or performance of, or to increase or impose any Liability under, any Contract, Law, Order, or Permit, where, in any such event, such Default is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Mid-Coast.

     1.15 "Effective Date" The Merger shall become effective as of the date and time when the Certificates of Merger filed with the Delaware Secretary of State pursuant to Section 252 of the Delaware General Corporation Law (the "DGCL") shall be effective.

     1.16 "Exchange Agent" shall mean the Person engaged by Union Bankshares to act as agent for the exchange of Mid-Coast Common Stock for Merger Consideration.

     1.17 "FDIA" shall mean the Federal Deposit Insurance Act, as amended.

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

     1.18 "FDIC" means that agency of the United States of America known as the Federal Deposit Insurance Corporation, or any successor United States Governmental Agency which insures deposits of commercial or savings banks.

     1.19 "FRB" means that agency of the United States of America known as the Federal Reserve Board which acts in the capacity of a governmental central bank known as the Federal Reserve System represented by actions of its Board of Governors, having regulatory authority over bank holding companies and certain banks that are members of the Federal Reserve System or any successor United States governmental agency performing the function of exercising such regulatory authority.

     1.20 "Governmental Authority" shall mean any United States federal, state or local governmental commission, board or other regulatory authority or agency, including courts and other judicial bodies and including without limitation, any Regulatory Authority and any Bank Regulator.

     1.21 "Hazardous Materials" shall mean (a) any hazardous or toxic wastes, materials or substances, and other pollutants or contaminants, which are or hereafter become regulated by or under any Environmental Laws; (b) petroleum, petroleum products, petroleum byproducts, crude oil or any fraction thereof; (c) asbestos; (d) polychlorinated biphenyls; (e) radioactive materials; (f) any other substance requiring special handling under any Environmental Laws; (g) any materials which cause a nuisance upon a waste to any Property; and (h) any other material or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined or become defined by or under any Environmental Law.

     1.22 "Knowledge" as used with respect to a Person (including references to such Person being aware of a particular matter) shall mean those facts that are known after due inquiry by the officers and directors of such Person.

     1.23 "Law" shall mean any code, law (including common law), ordinance, regulation, reporting or licensing requirement, rule, or statute applicable to a Person or its Assets, Liabilities, or business, including those promulgated, interpreted or enforced by any Regulatory Authority.

     1.24 "Liability" shall mean any direct or indirect, primary or secondary, liability, indebtedness, obligation, penalty, cost or expense (including costs of investigation, collection and defense), claim, deficiency, guaranty or endorsement of or by any Person (other than endorsements of notes, bills, checks, and drafts presented for collection or deposit in the ordinary course of business) of any type, whether accrued, absolute or contingent, liquidated or unliquidated, matured or unmatured, or otherwise.

     1.25 "Lien" shall mean any conditional sale agreement, default of title, easement, encroachment, encumbrance, hypothecation, infringement, lien, mortgage, pledge, reservation, restriction, security interest, title retention or other security arrangement, or any adverse right or interest, charge, or claim of any nature whatsoever of, on, or with respect to any property or property interest, other than (i) Liens for current property Taxes not yet due any payable, and (ii) Liens which do not materially impair the use of or title to the Assets subject to such Lien.

     1.26 "Litigation" shall mean any action, arbitration, cause of action, claim, complaint, criminal prosecution, governmental or other examination or investigation, hearing, administrative or other proceeding relating to or affecting a Party, its business, its Assets (including Contracts related to it), or the transactions contemplated by this Agreement.

     1.27 "Merger Consideration" shall mean $15.875 per share of Mid-Coast Common Stock.

     1.28 "Material Adverse Effect" shall mean, with respect to any Person, a change or effect that is or is reasonably likely to be materially adverse to the business, results of operations or financial condition of such Person taken as a whole; provided, however, that "Material Adverse Effect" shall not be deemed to include the impact of (a) changes in laws and regulations or interpretations thereof by Governmental Authorities generally applicable to depository institutions and their holding companies (including changes in insurance deposit assessment rates and special assessments with respect thereto), (b) changes in GAAP or regulatory accounting principles generally applicable to financial institutions and their holding companies, (c) actions
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and omissions of a Party taken with the prior written consent of the other
Party, and (d) the direct effects of compliance with this Agreement on the operating performance of the Parties including expenses incurred by the Parties hereto in consummating the transactions contemplated by this Agreement.

     1.29 "Mid-Coast" means Mid-Coast Bancorp, Inc., a corporation duly chartered, organized, and existing under and pursuant to the laws of the State of Delaware; maintaining its principal place of business at 1768 Atlantic Highway, Waldoboro, Maine 04572.

     1.30 "Mid-Coast Common Stock" means the shares of Common Stock of Mid-Coast, $1.00, par value per share.

     1.31 "NASD" means the National Association of Securities Dealers, Inc.

     1.32 "Order" shall mean any administrative decision or award, decree, injunction, judgment, order, quasi-judicial decision or award, ruling, or writ of any federal, state, local or foreign or other court, arbitrator, mediator, tribunal, administrative agency, or Regulatory Authority.

     1.33 "OTS" means the Office of Thrift Supervision having regulatory authority over Mid-Coast and Waldoboro.

     1.34 "Party" shall mean Union Bankshares or Mid-Coast and "Parties" shall mean Union Bankshares and Mid-Coast.

     1.35 "Permit" shall mean any federal, state, local, and foreign governmental approval, authorization, certificate, easement, filing, franchise, license, notice, permit, or right to which any Person is a party or that is or may be binding upon or inure to the benefit of any Person or its securities, Assets, or business.

     1.36 "Person" shall mean a natural person or any legal, commercial or governmental entity, such as, but not limited to, a corporation, general partnership, joint venture, limited partnership, limited liability company, trust, business association, group acting in concert, or any person acting in a representative capacity.

     1.37 "Property" shall mean any property owned, leased, or operated by the Party in question or by any of its Subsidiaries or in which such Party or Subsidiary holds a security interest or other interest (including an interest in a fiduciary capacity), and, where required by the context, includes the owner or operator of such property, but only with respect to such property.

     1.38 "Public Announcement" shall mean a written press release, public announcement or public information disclosure by Mid-Coast or Union Bankshares or any of their Subsidiaries relating to the Merger or the other transactions contemplated hereby.

     1.39 "Regulatory Authorities" shall mean, collectively, the SEC, the NASD, the United States Department of Justice, any Bank Regulator and all other federal, state, county, local or other governmental or regulatory agencies, authorities (including self-regulatory authorities), instrumentalities, commissions, boards or bodies having jurisdiction over the Parties and their respective Subsidiaries.

     1.40 "Representative" shall mean any investment banker, financial advisor, attorney, accountant, consultant, or other representative engaged by a Person.

     1.41 "SEC" means that agency of the United States of America known as the Securities and Exchange Commission.

     1.42 "SEC Documents" shall mean all forms, proxy statements, registration statements, reports, schedules, and other documents filed, or required to be filed, by a Party or any of its Subsidiaries with any Regulatory Authority pursuant to the Securities Laws.

     1.43 "Securities Laws" shall mean the 1933 Act, the 1934 Act, the Investment Company Act of 1940, as amended, the Investment Advisors Act of 1940, as amended, the Trust Indenture Act of 1939, as amended, and the rules and regulations of any Regulatory Authority promulgated thereunder.

     1.44 "Subsidiaries" shall mean all those corporations, associations, or other business entities of which the entity in question either (i) owns or controls 25% or more of the outstanding equity securities either directly or
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through an unbroken chain of entities as to each of which 25% or more of the outstanding equity securities is owned directly or indirectly by its parent (provided, there shall not be included any such entity the equity securities of which are owned or controlled in a fiduciary capacity), (ii) in the case of partnerships, serves as a general partner, (iii) in the case of limited liability company, serves as a managing member, or (iv) otherwise has the ability to elect a majority of the directors, trustees or managing members thereof.

     1.45 "Subsidiary Merger" shall mean the merger of Waldoboro with and into Union Trust as contemplated in this Agreement and the Subsidiary Merger Agreement.

     1.46 "Subsidiary Merger Agreement" means the Amended and Restated Agreement and Plan of Merger by and between Union Trust and Waldoboro in substantially the form of Exhibit A hereto.

     1.47 "Surviving Corporation" shall mean Acquisition Company as the surviving corporation resulting from this Agreement.

     1.48 "Tax" or "Taxes" shall mean any federal, state, county, local, or foreign taxes, charges, fees, levies, imposts, duties, or other assessments, including income, gross receipts, excise, employment, sales, use, transfer, license, payroll, franchise, severance, stamp, occupation, windfall profits, environmental, federal highway use, commercial rent, customs duties, capital stock, paid-up capital, profits, withholding, Social Security, single business and unemployment, disability, real property, personal property, registration, ad valorem, value added, alternative or add-on minimum, estimated, or other tax or governmental fee of any kind whatsoever, imposed or required to be withheld by the United States or any state, county, local or foreign government or subdivision or agency thereof, including any interest, penalties, and additions imposed thereon or with respect thereto.

     1.49 "Tax Return" shall mean any report, return, information return, or other information required to be supplied to a taxing authority in connection with Taxes, including any return of an affiliated or combined or unitary group that includes a Party or its Subsidiaries.

     1.50 "Transaction Documents" shall mean this Agreement, the Subsidiary Merger Agreement and the Option Agreement.

     1.51 "Union Bankshares" means Union Bankshares Company, a corporation duly chartered, organized and existing under and pursuant to the laws of the State of Maine; maintaining its principal place of business at 66 Main Street, Ellsworth, Maine 04605.

     1.52 "Union Trust" means Union Trust Company, a Maine banking corporation, duly chartered, organized and existing under and pursuant to the laws of the State of Maine and maintaining its principal place of business at 66 Main Street, Ellsworth, Maine 04605 and a member of the Federal Reserve System.

     1.53 "Waldoboro" means The Waldoboro Bank, F.S.B., a federally chartered savings bank, organized and existing under and pursuant to the laws of the United States of America and maintaining its principal place of business and registered address at 1768 Atlantic Highway, Waldoboro, Maine 04572, and its subsidiary, First Waldoboro Corporation.

     Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words "include", or "includes" or "including" are used in this Agreement, they shall be deemed followed by the words "without limitation."

                                   ARTICLE 2

                                   THE MERGER

     2.1 Merger. On the Effective Date, Mid-Coast shall be merged with the Acquisition Company (the "Merger") pursuant to the provisions of this Agreement, the provisions of and with the effect provided in Section 252 of the DGCL. Immediately thereafter, Mid-Coast shall be merged up and into Union Bankshares pursuant to Chapter 9 of the Maine Business Corporation Act ("MBCA") and Section 252 of the DGCL.

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     2.2 The Closing.

     (a) The Closing of the transactions contemplated herein will take place, assuming satisfaction or waiver of each of the conditions set forth in Article 8 hereof, on or immediately prior to the Effective Date. The Closing shall be held at such location as may be mutually agreed upon by Parties.

     (b) At the Closing (i) Mid-Coast and Union Bankshares shall each provide to the other such proof of satisfaction of the conditions set forth in Article 8 as the Party whose obligations are conditioned upon such satisfaction may reasonably request; (ii) the certificates and letters required by Article 8 shall be delivered; (iii) the appropriate officers of the Parties shall complete the execution, acknowledgment and delivery of the Merger Agreement and the Subsidiary Merger Agreement; and (iv) the Parties shall take such further action as is required to consummate the transactions contemplated by this Agreement and the Subsidiary Merger Agreement.

     2.3 Effect of Merger. Upon consummation of the Merger, the separate corporate existence of the Acquisition Company shall cease and Mid-Coast shall become a subsidiary of Union Bankshares and shall continue as the surviving corporation. The name of Mid-Coast, as the surviving corporation, shall by virtue of the Merger remain unchanged. On the Effective Date, all of the Assets then owned by Acquisition Company, or which would inure to it, shall immediately by operation of law and without any conveyance or transfer or without any further action or deed, be vested in and become the property of Mid-Coast, which shall have, hold and enjoy the same in its own right as fully and to the same extent as the same were possessed, held and enjoyed by Acquisition Company prior to such Merger, and Mid-Coast shall be a continuation of the original entities and all of the rights and obligations of Acquisition Company shall remain unimpaired, and Mid-Coast, on the Effective Date of the Merger shall succeed to all such rights, obligations, duties and liabilities connected therewith.

     2.4 Subsidiary Merger. Union Bankshares and Mid-Coast shall take all action necessary and appropriate to cause Waldoboro to merge into Union Trust subsequent to the consummation of the Merger under the terms set forth in the Subsidiary Merger Agreement.

     2.5 Parent-Subsidiary Merger. Union Bankshares shall take all action necessary and appropriate to cause Mid-Coast to be merged up and into Union Bankshares immediately following the Effective Date.

     2.6 Option Agreement. Simultaneously with the execution of this Agreement and as a condition thereto, the parties shall have executed an Option Agreement (the "Option Agreement") substantially in the form of Exhibit B hereto, providing Union Bankshares an option to acquire up to 19.9% of the outstanding shares of Mid-Coast Common Stock, if certain triggering events occur as described therein.

     2.7 Charter; By Laws. On the Effective Date, the Certificate of Incorporation and ByLaws of Mid-Coast shall be amended in their entirety to confirm to the Certificate of Incorporation any ByLaws of the Acquisition Company as in effect immediately prior to the Effective Date.

     2.8 Directors and Officers.

     (a) The directors of Union Bankshares in office immediately prior to the Effective Date, together with such additional persons as may thereafter be elected, shall serve as the directors of Union Bankshares from and after the Effective Date in accordance with the Bylaws of Union Bankshares. The officers of Union Bankshares in office immediately prior to the Effective Date, together with such additional persons as may thereafter be elected, shall serve as the officers of Union Bankshares from and after the Effective Date in accordance with the Bylaws of Union Bankshares.

     (b) Upon the Effective Date, Union Bankshares shall take, or cause to be taken, such action as may be required in order to appoint two new Directors to its Board of Directors from the current Mid-Coast Board of Directors who shall represent the mid-coast banking market. Any person who is appointed or elected to the Board of Directors of Union Bankshares pursuant to the preceding sentence, shall serve until the first annual meeting of stockholders of Union Bankshares following the Effective Date and until his or her successor is elected and qualified.

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

     (c) Effective upon the Effective Date, each of the Directors and Officers of Mid-Coast immediately prior to the Effective Date shall have resigned from the Mid-Coast Board of Directors or from their managerial positions, respectively, and the Directors and Officers of Acquisition Company shall become the Directors and Officers of Mid-Coast.

                                   ARTICLE 3

                      CONVERSION AND CANCELLATION OF STOCK

     3.1 Conversion of Mid-Coast Common Stock.

     (a) Conversion. On the Effective Date, each shareholder of Mid-Coast Common Stock issued and outstanding immediately prior to the Effective Date, other than holders of shares of Mid-Coast Common Stock who pursuant to Section 262 of the DGCL dissent and perfect appraisal rights, shall by virtue of the Merger become and be converted to the right to receive the Merger Consideration in cash for each share of Mid-Coast Common Stock held by such shareholder. On the Effective Date, all shares of Mid-Coast Common Stock held in treasury will be canceled and terminated and Mid-Coast shall not have any rights to receive Merger Consideration for such shares.

     (b) Anti-Dilution Provisions. The Merger Consideration shall be proportionately adjusted to reflect fully the effect of any stock split, stock dividend (including any dividend or distribution of securities convertible into Mid-Coast Common Stock), recapitalization, reorganization or other like change with respect to such stock if the record date therefore (in the case of a stock dividend) or the effective date thereof (in the case of a stock split, recapitalization, reorganization or similar change for which a record date is not established) shall be prior to the Effective Date.

     (c) Cancellation. As a result of the Merger and without any action on the part of the holder thereof, on the Effective Date, all shares of Mid-Coast Common Stock shall cease to be outstanding and shall be canceled and retired and shall cease to exist, and each holder of a certificate (a "Certificate") representing any shares of Mid-Coast Common Stock shall thereafter cease to have any rights with respect to such shares of Mid-Coast Common Stock, except the right to receive, without interest, the Merger Consideration, upon the terms set forth in this Agreement.

     (d) Acquisition Company Stock. In addition to, but without limiting the provisions of Section 3.1(a), (b) and (c), the shares of common stock of the Acquisition Company issued and outstanding immediately prior to the Effective Date shall as of the Effective Date become validly issued, fully paid and nonassessable shares of Mid-Coast Common Stock and shall thereafter constitute all of the issued and outstanding shares of capital stock of Mid-Coast. Each share of Acquisition Company stock shall, as of the Effective Time, evidence ownership of such shares of Mid-Coast Common Stock.

                                   ARTICLE 4

                              EXCHANGE AND PAYMENT

     4.1 Exchange of Certificates Representing Mid-Coast Common Stock.

     (a) As of the Effective Date, Union Bankshares shall deposit, or shall cause to be deposited, with the Exchange Agent for the benefit of the holders of shares of Mid-Coast Common Stock, for exchange in accordance with this Article 4, the Merger Consideration (the aggregate of such cash being hereinafter referred to as the "Exchange Fund") to be paid pursuant to Articles 3 and 4, in exchange for outstanding shares of Mid-Coast Common Stock.

     (b) Within two (2) business days after the Effective Date Union Bankshares shall cause the Exchange Agent to mail to each holder of record of a Certificate or Certificates (other than those representing shares with respect to which the holder thereof has perfected appraisal rights under the DGCL and has not subsequently lost, withdrawn or forfeited such rights) (i) a letter of transmittal which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the
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

Certificates to the Exchange Agent and shall be in such form and have such other provisions as Union Bankshares may reasonably specify and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the per share Merger Consideration. Upon surrender of a Certificate for cancellation to the Exchange Agent together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, the holder of such Certificate shall be entitled to receive in exchange therefore a check in the amount of Merger Consideration that such holder has the right to receive pursuant to this Agreement after giving effect to any required withholding tax, and the Certificate so surrendered shall forthwith be canceled. No interest will be paid or accrued on the value of any Merger Consideration payable to holders of Certificates. In the event of a transfer of ownership of Mid-Coast Common Stock which is not registered in the transfer records of Mid-Coast, a check in the amount of Merger Consideration that such holder has the right to receive pursuant to this Agreement after giving effect to any required withholding tax, may be issued to such a transferee if the Certificate representing such Mid-Coast Common Stock is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid.

     (c) Notwithstanding any other provisions of this Agreement, except with respect to dividends declared by the Board of Directors of Mid-Coast which are consistent with past practice, no dividends shall be paid with respect to any shares of Mid-Coast Common Stock represented by a Certificate until such Certificate is surrendered for exchange as provided herein.

     (d) On or after the Effective Date, there shall be no transfers on the stock transfer books of Mid-Coast of the shares of Mid-Coast Common Stock that were outstanding immediately prior to the Effective Date. If, after the Effective Date, Certificates are presented to Union Bankshares, they shall be canceled and exchanged for the amount of Merger Consideration that such holder has the right to receive pursuant to this Agreement.

     (e) Any portion of the cash (including the proceeds of any investments thereof) that remains unclaimed by the former stockholders of Mid-Coast six months after the Effective Date shall be delivered to Union Bankshares. Any former stockholders of Mid-Coast who have not complied with this Article 4 before that date shall look only to Union Bankshares for payment in respect of their shares, without any interest thereon.

     (f) Any other provision of this Agreement notwithstanding, neither Mid-Coast, Union Bankshares nor the Exchange Agent shall be liable to a holder of Mid-Coast Common Stock for any amounts paid or properly delivered in good faith to a public official pursuant to any applicable abandoned property, escheat or similar Law.

     (g) In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Union Bankshares, the posting by such Person of a bond in such reasonable amount as Union Bankshares may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate cash as provided in
Section 4.1(b).

     (h) Adoption of this Agreement by the stockholders of Mid-Coast shall constitute ratification of the appointment of the Exchange Agent.

     4.2 Cash-Out of Stock Options. Schedule 4.2 sets forth all individuals holding outstanding exercisable options as of the Effective Date, including the name of each such holder, the appropriate tax identification information of each such holder, and the number of options held. Not later then five (5) business days subsequent to the Effective Date, Union Bankshares shall provide to each person listed on Schedule 4.2 a cash payment equal to the excess of (i) the Merger Consideration per share of Mid-Coast Common Stock multiplied by the number of shares of Mid-Coast Common Stock subject to the option(s) less (ii) the aggregate exercise price for shares of Mid-Coast Common Stock subject to the option(s), less any applicable taxes.

     4.3 Dissenters' Rights. Any dissenting stockholder who shall be entitled to be paid the "fair value" of his or her dissenters' shares, as provided in
Section 262 et seq. of the DGCL, shall not be entitled to the Merger Consolidation, unless and until the holder thereof shall have failed to perfect or shall have effectively
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

withdrawn or lost such holder's right to dissent from the Merger under Section 262 et seq. of the DGCL and shall be entitled to receive only the payment to the extent provided for by Section 262 et seq. of the DGCL with respect to such dissenters' shares. If any dissenting stockholder shall fail to perfect or shall have efficiently withdrawn or lost the right to dissent, the dissenters' shares held by such dissenting stockholder shall thereupon be treated as though such dissenters' shares had been converted into the right to receive the Merger Consolidation pursuant to Section 3.1.

                                   ARTICLE 5

                     COVENANTS AND AGREEMENTS OF MID-COAST

     5.1 Operation of Business. Between the date hereof and the Effective Date, or until the termination of this Agreement, Mid-Coast covenants and agrees that it will (i) operate its business solely in the ordinary course consistent with past practices and in compliance with all applicable Laws; and, (ii) cause Waldoboro to operate its business solely in the ordinary course consistent with past practices and in compliance with all applicable Laws; (iii) use reasonable best efforts to maintain and preserve intact its and Waldoboro's business organization, employees and advantageous business relationships and retain the services of its and Waldoboro's officers and key employees; (iv) take no action which would materially adversely affect or materially delay the ability of Mid-Coast or Waldoboro, respectively, to obtain any necessary approvals of any Regulatory Authority required for the transactions contemplated hereby or to perform its or Waldoboro's covenants and agreements under this Agreement, the Subsidiary Merger Agreement or the Option Agreement, respectively; and (v) Mid-Coast will not, and Mid-Coast will cause Waldoboro not to:

          (a) Amend or otherwise change its Certificate of Incorporation, charter or Bylaws (except to the extent required in order to effect the Merger or Subsidiary Merger as contemplated herein), as each such document is in effect on the date hereof;

          (b) Issue or sell, or authorize for issuance or sale, any shares of Mid-Coast Common Stock or the common stock, $1.00 par value, of Waldoboro or any additional shares of any class of capital stock of Mid-Coast or Waldoboro (except to satisfy the exercise of stock options or to the extent required to effect the Merger or Subsidiary Merger as contemplated herein) or adjust, split, combine or reclassify any shares of the capital stock of Mid-Coast or Waldoboro or issue any other securities in respect of, in lieu of or in substitution for such shares of capital stock;

          (c) Issue, grant, or enter into any subscription, option, warrant, right, convertible security, or other agreement or commitment of any character obligating Mid-Coast or Waldoboro to issue securities;

          (d) Declare, set aside, make, or pay any dividend or other distribution with respect to its capital stock except (i) for each calendar quarter in which the record date for dividends on Mid-Coast Common Stock precedes the Effective Date, Mid-Coast may pay a regular semi-annual dividend in the amount of $.10 per share, and (ii) dividends from Waldoboro to Mid-Coast to the extent necessary to pay necessary and routine expenses of Mid-Coast (including expenses relating to the transactions contemplated by this Agreement) and to fund regular dividends by Mid-Coast to its stockholders to the extent permitted by this paragraph;

          (e) Redeem, purchase, or otherwise acquire, directly or indirectly, any of its capital stock, respectively;

          (f) Absent Union Bankshares' prior written consent, which will not be unreasonably withheld, authorize any capital expenditure(s) which, individually or in the aggregate, exceed $5,000.00;

          (g) Except in the ordinary course of business, sell, pledge, dispose of, or encumber, or agree to sell, pledge, dispose of, or encumber, any assets of Mid-Coast or Waldoboro;

          (h) Excluding normal and customary banking transactions, incur any indebtedness for borrowed money, issue any debt securities, or enter into or modify any contract, agreement, commitment, or arrangement with respect thereto or assume, guarantee, endorse or otherwise as an accommodation

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     become responsible for the obligations of any other individual, corporation or other entity, or make any loan or advance therefore;

          (i) Impose or suffer the imposition, on any share of stock held by Mid-Coast in Waldoboro, of any material lien, charge, or encumbrance, or permit any such lien to exist;

          (j) Establish or add any automated teller machines or branch or other banking offices or enter into any new line of business or file any application to relocate or terminate the operations of any banking office of Mid-Coast or Waldoboro or, materially expand the business currently conducted by Mid-Coast or Waldoboro;

          (k) Acquire (by merger, consolidation, lease or other acquisition of stock, ownership interests or assets) any corporation, partnership, or other business organization or division thereof, or enter into any contract, agreement, commitment, or arrangement with respect to any of the foregoing, except to the extent required in order to effect the Merger as contemplated herein and except in the ordinary course of business in connection with foreclosures or similar actions;

          (l) Enter into, extend, or renew any lease for office or other space;

          (m) Except as required by law or permitted by this Agreement, enter into, adopt or amend any bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, employment, or other employee benefit plan, agreement, trust, fund, or arrangement for the benefit or welfare of any officer, employee or Representative of Mid-Coast or Waldoboro, except that Mid-Coast and Waldoboro may (i) offer, pay or grant any bonus or other incentive to any specific employee or groups of employees as may be reasonably required to keep such individuals under the employ of Mid-Coast or Waldoboro; (ii) enter into a Termination Agreement with Wesley E. Richardson as set forth in Exhibit C (the "Termination Agreement"); and (iii) terminate the participation of Mid-Coast and Waldoboro in the defined benefit plan maintained by Pentegra.

          (n) Grant any increase in compensation to any director, officer, or employee or Representative of Mid-Coast or Waldoboro except in the ordinary course of business consistent with past practice and as set forth in
     Schedule 5.1;

          (o) Absent Union Bankshares' prior written consent, which shall not be unreasonably withheld, except as otherwise provided in this Agreement, enter into, amend, or terminate any employment agreement, relationship or responsibilities with any director, officer, or key employee or Representative of Mid-Coast or Waldoboro, or enter into, amend, or terminate any employment agreement with any other person otherwise than in the ordinary course of business, or take any action with respect to the grant or payment of any severance or termination pay;

          (p) Take any action or omit to take any action which would cause any of Mid-Coast's or Waldoboro's representations or warranties to be untrue or misleading in any material respect or any covenant of Mid-Coast or Waldoboro under this Agreement incapable of being performed;

          (q) Take any action that would materially and adversely affect the ability of any Party hereto to obtain the approvals necessary for consummation of the transactions contemplated hereby or that would materially and adversely affect Mid-Coast's or Waldoboro's ability to perform its covenants and agreements hereunder;

          (r) Take any action with respect to accounting methods, principles or practices, other than changes required by applicable law or GAAP or regulatory accounting as concurred in by Mid-Coast's independent accountants; or make any Tax election or settle or compromise any federal, state, local or foreign Tax liability;

          (s) Change in any material respect its loan policies, except as required by Regulatory Authorities; or

          (t) Agree in writing or otherwise to do any of the foregoing.

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     5.2 Insurance.  Pending the Closing, Mid-Coast shall cause all of its personal property and all real property owned or leased by Mid-Coast and Waldoboro jointly or individually to be insured under policies with reasonable deductibles and in full compliance with any coinsurance provision. Mid-Coast and Waldoboro each shall also maintain all such insurance in place as of the date of the signing of this Agreement with respect to its employees and with respect to general liability. The insurance required under this Section 5.2 shall be in addition to and not in lieu of the Environmental Insurance (as defined in Section 8.3(g)).

     5.3 Board Consent; Stockholders' Meeting.

     (a) The Board of Directors of Mid-Coast shall adopt a resolution recommending approval and adoption of this Agreement and the Subsidiary Merger Agreement by Mid-Coast's stockholders, and, the Board of Directors of Mid-Coast shall at all times recommend approval and adoption of this Agreement and the Subsidiary Merger Agreement by Mid-Coast's stockholders. The Board of Directors of Mid-Coast shall be permitted to withdraw or modify (or not to continue to make) its recommendation to its stockholders if, but only if, (a) in the opinion of the Mid-Coast's outside counsel, such action is required, in response to an unsolicited bona fide written "Superior Proposal" (as defined herein), in order for the Board of Directors of Mid-Coast not to breach its fiduciary duties under applicable law, (b) Mid-Coast has given Union Bankshares five (5) business days' prior notice of any meeting of the Board of Directors of Mid-Coast to consider such Superior Proposal and the Mid-Coast Board of Directors has considered any proposed changes to this Agreement (if any) proposed by Union Bankshares, and
(c) Mid-Coast has fully and completely complied with Section 5.6 hereof. For the purposes of this Agreement, "Superior Proposal" shall mean any bona fide Acquisition Proposal for at least a majority of the outstanding shares of Mid-Coast Common Stock on terms the Board of Directors of Mid-Coast determines in its good faith judgment (taking into account the advice of its financial advisor, taking into account all the terms and conditions of the Acquisition Proposal, including any break-up fees, option agreements, expense reimbursement provisions and conditions to consummation) are in the aggregate more favorable and provide greater value to all the Mid-Coast's stockholders than this Agreement and the Merger taken as a whole. For purposes of this Agreement, "Acquisition Proposal" means any offer or proposal for, or any indication of interest in (w) a merger or consolidation, or any similar transaction, involving Mid-Coast or Waldoboro, (x) a purchase, lease or other acquisition or assumption of all or a substantial portion of the assets or deposits of Mid-Coast or all or substantially all of the assets or deposits of Waldoboro, (y) a purchase or other acquisition (including by way of merger, consolidation, share exchange or otherwise) of beneficial ownership (the term "beneficial ownership" for purposes of this Agreement having the meaning assigned thereto in Section 13(d) of the 1934 Act, and the rules and regulations thereunder) of securities representing 10% or more of the voting power of Mid-Coast or Waldoboro, or (z) any substantially similar transaction.

     (b) Mid-Coast will (i) take all steps necessary to call, give notice of, convene and hold a special meeting of its stockholders no later than July 15, 2000 for the purpose of approving this Agreement and the transactions contemplated hereby and for such other purposes as may be necessary or desirable, and (ii) cooperate and consult with Union Bankshares with respect to each of the foregoing matters. Said notice shall include notice of dissenter's rights, if any, and shall solicit stockholders' proxies in favor of this Agreement, and all notices shall be given in accordance with all applicable Laws. Except as may be required by fiduciary obligations, Mid-Coast and its directors will support and vote in favor of a shareholder resolution approving this Agreement and the transaction contemplated hereby including the Merger.

     5.4 Mid-Coast and Waldoboro Financial and Other Reports. Mid-Coast shall (and shall cause Waldoboro to) make available to Union Bankshares and Union Trust the following statements and other reports and documents:

          (a) Mid-Coast's Consolidated Balance Sheets as of December 31, 1999 and 1998 (unaudited) and March 31, 1999, 1998 and 1997 (audited); Consolidated Statements of Income and Changes in Stockholders' Equity and Consolidated Statements of Cash Flows for the years ended March 31, 1999, 1998 and 1997 (audited) and Statements of Income for the six-month periods ended December 31, 1999 and 1998 (unaudited) and all additional Consolidated Balance Sheets, Consolidated Statements of Income and Changes in Stockholders' Equity, Consolidated Statements of Cash Flows and Statements of

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     Income prepared after the date hereof but prior to the Effective Date
     ("Mid-Coast Financial Statements"), and any related notes and reports of its independent public accountants with respect thereto.

          (b) The thrift financial reports, consolidated reports of condition and income, and accompanying schedules, filed by Waldoboro with the OTS for each calendar quarter, beginning January 1, 1995, through December 31, 1999.

          (c) Such additional financial or other information as may be required for the regulatory applications in connection with the consummation of the Merger or the Subsidiary Merger (subject to any legal limitations).

     5.5 Access to Properties and Records. Mid-Coast shall (and shall cause Waldoboro to), upon reasonable notice, afford Union Bankshares and its officers, employees, counsel, accountants, and other authorized Representatives access, during normal business hours throughout the period prior to the Effective Date, to all of its and Waldoboro's properties; books, contracts, commitments, loan files, litigation files and records (including, but not limited to, the minutes of the Boards of Directors of Mid-Coast and Waldoboro and all committees thereof), and it shall (and shall cause Waldoboro to), upon reasonable notice and to the extent consistent with applicable law, furnish promptly to Union Bankshares such information as Union Bankshares may reasonably request to perform such review. All information obtained hereunder shall be subject to the confidentiality agreement heretofore executed.

     5.6 No Solicitation. Prior to the Effective Date, neither Mid-Coast nor Waldoboro shall authorize or knowingly permit any of their officers, directors, employees, Representatives, agents or other Persons controlled by Mid-Coast or Waldoboro to directly or indirectly, encourage or solicit or, hold any discussions or negotiations with, or provide any information to, any Persons, entity or group concerning any merger, consolidation, sale of substantial assets, sale of shares of capital stock or similar transactions involving, directly or indirectly, Mid-Coast or Waldoboro, except as contemplated by this Agreement or as required to avoid any breach of any fiduciary obligations.

     5.7 Covenant Not to Compete. Except as set forth on Schedule 5.7, in addition to any restrictions which may be contained in any employment agreement between Mid-Coast, Waldoboro and any director (other than Wesley E. Richardson who has entered into a separate noncompetition agreement pursuant to Section
5.10 hereof), each of the directors of Mid-Coast and Waldoboro agree that for the period from the date hereof until two (2) years after the Effective Date, they will not become directly, indirectly or beneficially an employee, five percent (5%) or more shareholder, consultant to or director of any bank, savings bank, savings association, trust company, financial institution or other similar business enterprise which competes with Union Trust (as successor to Waldoboro) within Waldo, Knox and Lincoln Counties, Maine. The directors of Mid-Coast and Waldoboro further agree not to initiate any action to induce any employee of Union Trust (as successor to Waldoboro) to leave Union Trust's employment or directly or indirectly assist any other Person or entity in requesting or inducing any such other employee of Union Trust to leave such employment for the period of the date hereof until five (5) years after the Effective Date.

     5.8 Termination of Employee Stock Options. Prior to the Effective Date, Mid-Coast shall take all such action as is necessary to terminate the 1989 Stock Option Plan (the "Stock Option Plans") as of the Effective Date, and shall provide written notice to each holder of a then outstanding stock option to purchase shares of Mid-Coast Common Stock pursuant to the Stock Option Plans (whether or not such stock option is then vested or exercisable), that such stock option shall be, as at the date of such notice, exercisable in full and that such stock option shall terminate at the Effective Date, provided however that each Option Holder shall be entitled to receive the cash payments described in Section 4.2. Subject to the foregoing, the Stock Option Plan and all options issued thereunder shall terminate not later than the Effective Date with no Liability, monetary or otherwise, ensuing as a result thereof, other than the obligation to provide cash payments as described in Section 4.2. Mid-Coast hereby represents and warrants to Union Bankshares that the maximum number of shares of Mid-Coast Common Stock subject to issuance pursuant to the exercise of stock options issued and outstanding under the Stock Option Plan or otherwise is not and shall not be at or prior to the Effective Date more than 5,583.

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

     5.9 Employee Retention Plan. Prior to the Effective Date, Mid-Coast shall take all action as is necessary to terminate the Recognition and Retention Plan of Mid-Coast (the "Retention Plan") and the trust related thereto on or prior to the Effective Date and shall provide written notice to each holder of an outstanding stock award (whether or not such stock award is then vested), that the Retention Plan shall be terminated on or prior to the Effective Date and that all outstanding shares awarded thereunder shall become immediately and fully vested in accordance with the terms of the Retention Plan. Subject to the foregoing, the Retention Plan shall terminate not later than the Effective Date, with no Liability, monetary or otherwise, ensuing as a result thereof other than the payment of the Merger Consideration to each holder of a stock award in accordance with Section 4.1 hereof. Mid-Coast hereby represents and warrants to Union Bankshares that the maximum number of shares of Mid-Coast Common Stock subject to vesting pursuant to the Retention Plan, or subject to distribution by the Trustee under the Retention Plan, is not and shall not be at or prior to the Effective Date more than 11,718.

     5.10 Termination of Richardson Employment Agreement. Prior to the Effective Date, Mid-Coast shall take all such action as is necessary to terminate the Amended and Restated Employment Agreement of Wesley E. Richardson dated May 18, 1993 (the "Employment Agreement") as of the Effective Date, such termination to be effective as of the Effective Date. In connection therewith, Mid-Coast shall enter into the Termination Agreement. Union Bankshares shall, within five days following the Effective Date, pay all amounts due under Sections 2(a) and 2(c) of the Termination Agreement.

     5.11 Environmental Reports. Prior to the Effective Date, Mid-Coast shall take all such action as is necessary to obtain a Phase I environmental site assessment, conducted in accordance with current ASTM standards and applicable Maine statutes and regulations governing environmental issues, with respect to each of its or Waldoboro's operating locations including the Waldoboro main branch location and use its best efforts to obtain such Phase I assessments with respect to such other locations which Mid-Coast or Waldoboro may use for operations under lease, and shall deliver all such reports, assessments and analyses to Union Bankshares prior to the Effective Date. Union Bankshares shall reimburse Mid-Coast for one-half of the costs of obtaining all such environmental reports; provided that Union Bankshares shall select the firm or organization that will prepare the site assessment; and provided further that nothing in this Section 5.11 shall be construed to create any liability whatsoever on the part of Union Bankshares with respect to any environmental liabilities discovered or caused as a result of Mid-Coast obtaining such reports.

     5.12 Quality Control Program. Prior to the Effective Date, Mid-Coast shall continue to enforce its quality control program for Waldoboro with respect to Waldoboro's FHLMC loans and Maine state housing loans in accordance with the rules, policies and regulations of such agencies with respect to such loan programs and Mid-Coast shall cooperate fully with Union Bankshares and take all actions necessary and desirable, as reasonably requested by Union Bankshares, to allow Union Bankshares to review and monitor the quality control program prior to the Effective Date.

     5.13 Loan Documentation. Prior to the Effective Date, Mid-Coast shall cooperate fully with Union Bankshares and take all actions necessary and desirable, as reasonably requested by Union Bankshares, to review and update documentation with respect to Waldoboro's completed and pending commercial and consumer lending transactions.

     5.14 No Further Remediation Action. Neither Mid-Coast nor Waldoboro shall have received any modification or revocation from any Governmental Authority of that certain letter (the "DEP Letter") dated March 23, 2000 from the Maine Department of Environmental Protection to Mid-Coast with respect to DEP Spill #A-146-85 and matters related thereto concerning Mid-Coast's Rockland property.

     5.15 Verification of Excavation and Disposal. Within thirty days of the date hereof, Mid-Coast shall use its best efforts to deliver to Union Bankshares documentation evidencing the lawful disposal of all of the oil-contaminated materials excavated at Mid-Coast's Rockland property prior to and in connection with the construction of the bank facility located thereon, provided however, that in the event that such documentation cannot be provided for reasons beyond the control of Mid-Coast, Mid-Coast shall deliver to Union Bankshares within forty-five days of the date hereof documents evidencing that (i) Mid-Coast was not the equitable or title owner of the Rockland property at the time such excavation and disposal was undertaken and (ii) Mid-
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

Coast did not participate and was not associated, in any fashion, with such excavation and disposal activities. All such documentation shall be to the sole satisfaction of Union Bankshares. In the event that such documentation is not provided timely, or documentation provided is not satisfactory to Union Bankshares in its sole discretion, then Mid-Coast shall seek to increase the Environment Insurance to provide coverage with respect to the Liabilities associated with any improper or unlawful excavation or disposal of the oil-contaminated soil from the Rockland property. Any costs associated with an increase to the Environmental Insurance shall be borne solely by Mid-Coast.

                                   ARTICLE 6

                  REPRESENTATIONS AND WARRANTIES OF MID-COAST

     For purposes of this Agreement, except where the context requires otherwise, any reference to Mid-Coast in this Article 6 shall be deemed to include each of Mid-Coast and Waldoboro (including any Subsidiary of Waldoboro) and any reference to "material," Material Adverse Effect or a similar standard shall refer to the financial condition, operations or other aspects of Mid-Coast and Waldoboro taken as a whole. Mid-Coast hereby represents and warrants to Union Bankshares as follows:

     6.1 Organization and Authority. Mid-Coast is a savings association holding company registered with the OTS under the Savings and Loan Holding Company Act and is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. Waldoboro is a federally chartered savings bank duly organized, validly existing and in good standing under the Laws of the United States. Each of Mid-Coast and Waldoboro is duly licensed or qualified to do business and is in corporate good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and Assets owned, leased or operated by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified and in corporate good standing would not, individually or in the aggregate, result in any Material Adverse Effect. Each of Mid-Coast and Waldoboro has the requisite corporate power and authority to own, lease and operate its properties and Assets and to carry on its business as it is now being conducted. The Certificate of Incorporation, Charter and Bylaws of each of Mid-Coast and Waldoboro, copies of which have previously been made available to Union Bankshares, are true, correct and complete copies of such documents in effect as of the date of this Agreement. Neither Mid-Coast nor Waldoboro is as of the date of this Agreement or will be as of the Effective Date in violation of any provision of its Certificate of Incorporation, Charter or its Bylaws. The minute books of each of Mid-Coast and Waldoboro contain in all material respects true and complete records of all meetings held and corporate actions taken since January 1, 1997 of their respective stockholders and boards of directors (including committees of their respective boards of directors).

     6.2 Authorization.

     (a) Authority of Mid-Coast. Mid-Coast has all requisite corporate power and authority to execute and deliver this Agreement and the other Transaction Documents and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Transaction Documents by Mid-Coast and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of Mid-Coast, subject to regulatory and stockholder approval. No other corporate proceedings on the part of Mid-Coast are necessary to authorize consummation of this Agreement, except for the approval of the transaction by Mid-Coast's stockholders, and the performance by Mid-Coast of the terms hereof. This Agreement and each of the Transaction Documents is a valid and binding obligation of Mid-Coast enforceable against Mid-Coast in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization or moratorium or other similar Laws affecting creditors' rights generally and except that the availability of equitable remedies is within the discretion of the appropriate court and except that it is subject to approval by its stockholders and applicable Regulatory Agencies.

     (b) Authority of Waldoboro. Waldoboro has full corporate power and authority to execute and deliver the Subsidiary Merger Agreement, to perform its obligations thereunder and to consummate the transactions contemplated thereby. The execution and delivery of the Subsidiary Merger Agreement, the performance of

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

its obligations thereunder and the consummation of the transactions contemplated thereby have been duly and validly approved by the unanimous action of the Board of Directors of Waldoboro. Except for adoption of the Subsidiary Merger Agreement by Waldoboro's stockholders, no other corporate action and no other corporate proceedings on the part of Waldoboro are necessary to authorize the Subsidiary Merger Agreement or the performance of Waldoboro's obligations thereunder or to consummate the transactions contemplated thereby. The Subsidiary Merger Agreement, upon execution and delivery by Waldoboro, will be duly and validly executed and delivered by Waldoboro and will constitute a legal, valid and binding obligation of Waldoboro, enforceable against Waldoboro in accordance with its terms.

     (c) No Violation. Neither the execution, delivery or performance of this Agreement or the other Transaction Documents by Mid-Coast, nor the consummation of the transactions contemplated hereby or thereby, nor the execution, delivery or performance of the Subsidiary Merger Agreement by Waldoboro, nor the consummation by Waldoboro of the transactions contemplated hereby or thereby, nor compliance by Mid-Coast or Waldoboro with any of the provisions hereof or thereof, will (i) in any material respect violate, conflict with, or result in a breach of any provision of, or constitute a Default (or an event which, with notice or lapse of time or both, would constitute a Default) under or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration, or the creation of any Lien, security interest, charge or encumbrance upon any of the properties or Assets of Mid-Coast or Waldoboro under any terms, conditions or provisions of (A) Mid-Coast's or Waldoboro's Certificate of Incorporation, Charter or Bylaws, or
(B) except as set forth on Schedule 6.2, any material note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Mid-Coast or Waldoboro is a party or by which Mid-Coast or Waldoboro may be bound, or to which Mid-Coast or Waldoboro or the properties or Assets of it may be subject, or (ii) violate in any material respect any Order applicable to Mid-Coast or Waldoboro or any of its properties or Assets.

     6.3 Capital Structure.

     (a) Mid-Coast. As of the date hereof, the authorized capital of Mid-Coast consists solely of 1,500,000 shares of Mid-Coast Common Stock and 500,000 shares of preferred stock, $1.00 par value. As of the date hereof, 753,570 shares of such authorized Common Stock were issued and outstanding and no shares of such authorized preferred stock were issued and outstanding. The outstanding shares of capital stock of Mid-Coast are validly issued and outstanding, fully paid and nonassessable. Except as set forth on Schedule 6.3, there are no outstanding options, conversion rights, warrants, calls, rights, commitments or agreements to issue any form of stock or other security of Mid-Coast or sell any form of common stock or other security of Mid-Coast or Waldoboro. There are no outstanding obligations or commitments to purchase, redeem or otherwise acquire any outstanding shares of Mid-Coast Common Stock.

     (b) Waldoboro. As of the date hereof, the authorized capital of Waldoboro consists solely of 7,500,000 shares of common stock and 2,500,000 shares of preferred stock. As of the date hereof, 203,174 shares of such authorized common stock were issued and outstanding and no shares of such authorized preferred stock were issued and outstanding. The outstanding shares of capital stock of Waldoboro are validly issued and outstanding, fully paid and nonassessable. There are no outstanding options, conversion rights, warrants, calls, rights, commitments or agreements to issue any form of stock or other security of Waldoboro or sell any form of common stock or other security of Waldoboro. There are no outstanding obligations or commitments to purchase, redeem or otherwise acquire any outstanding shares of Waldoboro Common Stock.

     6.4 Subsidiaries.

     (a) Waldoboro. Except as set forth on Schedule 6.4, Mid-Coast does not own, directly or indirectly, five percent (5%) or more of the outstanding capital stock or other voting securities of any corporation, bank, or other organization. Schedule 6.4 sets forth as of the date of this Agreement the percentage and type of equity securities issued and outstanding by Waldoboro and owned or controlled by Mid-Coast. Waldoboro's deposits are insured by the Savings Association Insurance Fund of the FDIC in accordance with the FDIA to the fullest extent permitted by Law, and had paid all premiums and assessments and filed all reports required by the FDIA. As of the date hereof, no proceedings for the revocation or termination of such deposit insurance are pending or to the Knowledge of Mid-Coast or Waldoboro, threatened. Waldoboro is "adequately capitalized" as such term is defined in the rules and regulations promulgated by the OTS and the FDIC.

     (b) First Waldoboro. Waldoboro does not own, directly or indirectly, five percent (5%) or more of the outstanding capital stock or other voting securities of any corporation, bank, or other organization except First Waldoboro Corporation ("First Waldoboro"). Schedule 6.4 sets forth as of the date of this Agreement the percentage and type of equity securities of First Waldoboro issued and outstanding and owned or controlled by Waldoboro and the jurisdiction of First Waldoboro's incorporation. Except as set forth on Schedule 6.4, First Waldoboro does not hold title to any Assets, is not a party to any Contracts, and conducts no significant business activity. There are no outstanding options, conversion rights, warrants, calls, rights, commitments or agreements to issue any form of stock or other security of First Waldoboro. There are no outstanding obligations or commitments to purchase, redeem or otherwise acquire any outstanding shares of First Waldoboro's securities. The outstanding shares of common stock of First Waldoboro are validly issued and outstanding, fully paid and nonassessable and all of such shares are owned by Waldoboro, free and clear of all Liens, claims and encumbrances.

     6.5 Mid-Coast Financial Statements. Mid-Coast and Waldoboro have made available to Union Bankshares true and correct copies of the Mid-Coast Financial Statements (defined in Section 5.4). The Mid-Coast Financial Statements (i) have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied, and (ii) present fairly the consolidated results of operations of Mid-Coast and Waldoboro for the periods covered thereby and the consolidated financial condition of Mid-Coast and Waldoboro as of the dates thereof.

     6.6 No Material Adverse Change. Since March 31, 1999, there has been no event or condition of any character (whether actual, or to the Knowledge of Mid-Coast or Waldoboro, threatened or contemplated) that has had or can reasonably be anticipated to have, a Material Adverse Effect on Mid-Coast or Waldoboro.

     6.7 Tax Liability. The amounts set up as Liabilities for Taxes in the Mid-Coast Financial Statements are sufficient for the payment of all respective Taxes accrued in accordance with GAAP and unpaid at the respective dates thereof.

     6.8 Tax Returns; Payment of Taxes. All federal, state, local, and foreign Tax Returns (including, without limitation, estimated Tax Returns, withholding Tax Returns with respect to employees, and FICA and FUTA returns) required to be filed by or on behalf of Mid-Coast or Waldoboro have been timely filed or requests for extensions have been timely filed and granted and have not expired for periods ending on or before December 31, 1999, and all returns filed are complete and accurate to the Knowledge of its management and all Taxes shown on filed returns have been paid. As of the date hereof, there is no audit, examination, deficiency or refund Litigation or matter in controversy with respect to any Taxes that might result in a determination materially adverse to Mid-Coast or Waldoboro, except as reserved against in the Mid-Coast Financial Statements. All Taxes, interest, additions and penalties due with respect to completed and settled examinations or concluded Litigation have been paid, and Mid-Coast's and Waldoboro's reserves for bad debts at March 31, 1999, as filed with the Internal Revenue Service were not greater than the maximum amounts permitted under the provisions of Section 585 of the Code.

     6.9 Litigation and Proceedings. Except as set forth on Schedule 6.9 hereto, no Litigation, proceeding or controversy before any court or governmental agency is pending against Mid-Coast or Waldoboro that in the opinion of its management is likely to have a Material Adverse Effect on Mid-Coast or Waldoboro, and, to the Knowledge of the management of Mid-Coast or Waldoboro, no such Litigation, proceeding or controversy has been threatened or is contemplated.

     6.10 Professional Fees. Except for Trident Securities, a division of McDonald Investments, Inc., neither Mid-Coast or Waldoboro, nor any of their respective officers, directors, employees, or Affiliates has employed any broker or finder or incurred any Liability for any financial advisory fees, investment bankers' fees, brokerage fees, commissions, or finders' fees in connection with this Agreement or the transactions contemplated hereby.

     6.11 Contingent Liabilities. Except as disclosed on Schedule 6.11 hereto or as reflected in the Mid-Coast Financial Statements, and except in the case of Waldoboro for unfunded loan commitments made in the ordinary course of business consistent with past practices, as of December 31, 1999, neither Mid-Coast nor Waldoboro has any obligation or Liability (contingent or otherwise) that was material, or that when combined with all similar obligations or liabilities would have been material, to Mid-Coast and Waldoboro taken as a whole and there does not exist a set of circumstances that, to the Knowledge of Mid-Coast, could reasonably be expected to result in any such material obligation or Liability.

     6.12 Title to Assets; Insurance. Schedule 6.12 sets forth all real property and material properties and Assets owned or leased by Mid-Coast or Waldoboro, including property on or at which is situated or located any automatic teller machine (ATM) owned, leased, licensed or controlled by Mid-Coast or Waldoboro.

     Except as described on Schedule 6.12:

          (a) As of December 31, 1999, each of Mid-Coast and Waldoboro had, and except with respect to Assets disposed of for adequate consideration in the ordinary course of business consistent with past practices since such date, now has, good and merchantable title to all real property and good and merchantable title to all other material properties and Assets reflected in the Mid-Coast Financial Statements, free and clear of all mortgages, Liens, pledges, restrictions, security interests, charges and encumbrances of any nature except for (i) mortgages and encumbrances which secure indebtedness which is properly reflected in the Mid-Coast Financial Statements or which secure deposits of public funds as required by Law; (ii) Liens for Taxes accrued but not yet payable; (iii) Liens arising as a matter of Law in the ordinary course of business consistent with past practices with respect to obligations incurred after December 31, 1999, provided that the obligations secured by such Liens are not delinquent or are being contested in good faith; (iv) such imperfections of title and encumbrances, if any, as do not materially detract from the value or materially interfere with the present use of any of such properties or Assets or the potential sale of any such owned properties or Assets; and (v) capital leases and leases, if any, to third parties for fair and adequate consideration. Each of Mid-Coast and Waldoboro owns, or has valid leasehold interests in, all material properties and Assets, tangible or intangible, used in the conduct of its business. Any real property and other material Assets held under Contract by Mid-Coast or Waldoboro are held under valid, subsisting and enforceable Contracts with such exceptions that do not have a Material Adverse Effect and do not interfere with the use made or proposed to be made by Union Bankshares in such Contract of such property. Except as disclosed on
     Schedule 6.12 with respect to each Contract for any real property or a material amount of personal property to which Mid-Coast or Waldoboro is a party and except for financing leases in which Mid-Coast is lessor, (i) such Contract is in full force and effect in accordance with its terms;
     (ii) all rents and other monetary amounts that have been due and payable thereunder have been paid; (iii) there exists no Default or event, occurrence, condition or act which with the giving of notice, the lapse of time or the happening of any further event, occurrence, condition or act would become a Default under such Contract; (iv) the Merger will not constitute a Default or a cause for termination or modification of such Contract; and (v) no Consent must be obtained from any third party, including any party to such Contract, for the valid transfer of such Contract to Union Bankshares pursuant to the Merger.

          (b) Neither Mid-Coast nor Waldoboro has any legal obligation, absolute or contingent, to any other Person to sell or otherwise dispose of any substantial part of its Assets or to sell or dispose of any of its Assets except in the ordinary course of business consistent with past practices.

          (c) To the Knowledge and belief of Mid-Coast, the policies of fire, theft, liability and other insurance maintained with respect to the Assets or business of Mid-Coast and Waldoboro provide adequate coverage against such risks as companies engaged in a similar business would in accordance with good business practice insure against and are insured in such amounts with such deductibles and against such risks and losses as are in the opinion of management adequate for the business engaged in by each of Mid-Coast and Waldoboro. Schedule 6.12 sets forth a summary of all material policies of insurance of Mid-Coast and Waldoboro currently in effect, which summary is accurate and complete in all material respects. All of the policies relating to insurance maintained by Mid-Coast and Waldoboro with respect to its material properties and the conduct of its business in any material respect (or any comparable policies entered into as a replacement therefore) are in full force and effect and neither Mid-Coast nor Waldoboro has received any notice of cancellation with respect thereto.

     6.13 Liabilities. To the Knowledge of Mid-Coast, all Liabilities of Mid-Coast and Waldoboro were, and will be created, for good, valuable and adequate consideration in accordance with prudent business standards and in compliance with all Laws and the accounts or evidence of ownership of accounts are and will be genuine, true, valid and enforceable in accordance with their written terms. Neither Mid-Coast nor Waldoboro has agreed to any modification or extension of accounts or account terms or otherwise made any agreements regarding such accounts except as disclosed in writing on the books and records of Mid-Coast and Waldoboro; neither Mid-Coast nor Waldoboro has Knowledge of any claim of ownership to any account other than as shown on the written ownership records of Mid-Coast and Waldoboro for each account; and neither Mid-Coast nor Waldoboro has Knowledge of any alleged improper or wrongful withdrawal or payment of any such account.

     6.14 Loans. To the Knowledge of Mid-Coast each loan reflected as an asset of Mid-Coast or Waldoboro in the Mid-Coast Financial Statements, as of December 31, 1999, or acquired since that date, was issued or originated and is in compliance with all applicable loan policies of Mid-Coast and Waldoboro (except where such non-compliance would not have a Material Adverse Effect), and is the legal, valid, and binding obligation of the obligor named therein, enforceable in accordance with its terms, and no loan is subject to any asserted defense, offset or counterclaim known to Mid-Coast or Waldoboro, except as disclosed in writing to Union Bankshares on or prior to the date hereof. The information (including electronic information and information contained on tapes and computer disks) with respect to all loans held by Mid-Coast and Waldoboro furnished to Union Bankshares is true and complete in all material respects.

     6.15 Allowance for Loan Losses. To the knowledge of Mid-Coast, and except as set forth on Schedule 6.15 hereto, the allowance for loan losses shown on the consolidated balance sheet of Mid-Coast as of December 31, 1999 is adequate in all material respects under the requirements of GAAP to provide for reasonably anticipated losses on outstanding loans, net of recoveries.

     6.16 Investment Securities. Except as disclosed on Schedule 6.16 and except for pledges to secure public and trust deposits, FHLB borrowings, repurchase agreements and reverse repurchase agreements entered into in arms' length transactions pursuant to normal commercial terms and conditions and other pledges required by Law, none of the investments reflected in the Mid-Coast Financial Statements for the period ended March 31, 1999, and none of the material investments made by Mid-Coast or Waldoboro since March 31, 1999, is subject to any restriction (contractual, statutory or otherwise) that would materially impair Mid-Coast's or Waldoboro's ability freely to dispose of such investment at any time.

     6.17 Information for Proxy Statement; Regulatory Filings. None of the information supplied or to be supplied by Mid-Coast or Waldoboro with respect to each of Mid-Coast and Waldoboro for inclusion in (a) the Notice of Meeting and Joint Proxy Statement to be mailed by Mid-Coast to its stockholders in connection with the meeting referred to in Section 5.3 hereof (the "Joint Proxy Statement") and (b) any other documents to be filed with any Regulatory Authority in connection with the transactions contemplated hereby will at the time the Proxy Statement is mailed to holders of Mid-Coast's Common Stock, as may be amended at the time of Mid-Coast Stockholders' Meeting, and at the time of filing of such other documents, respectively, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All documents, financial statements, or other information or materials which Mid-Coast or Waldoboro shall provide for filing with any Regulatory Authority in connection with the Merger and the Subsidiary Merger will, to the extent applicable, comply with GAAP.

     6.18 Commitments and Contracts. Neither Mid-Coast nor Waldoboro is a party or subject to any of the following (whether written or oral, express or implied):

          (a) Except as listed on Schedule 6.18(a) attached hereto and with a complete copy provided to Union Bankshares, any Contract (including any obligations with respect to severance or termination pay liabilities or fringe benefits) with any present or former officer, director, employee or consultant (other than those which are terminable at will by Mid-Coast or Waldoboro) or any agreement with any labor union;

          (b) Except as listed on Schedule 6.18(b) attached hereto, with a complete copy provided to Union Bankshares, any Contract providing for any bonus, pension, option, deferred compensation, retirement payment, profit sharing or similar arrangement with respect to any present or former officer, director, employee or consultant; or

          (c) Except as listed on Schedule 6.18(c) attached hereto, any Contract containing covenants which limit the ability of Mid-Coast or Waldoboro to compete in any line of business or with any Person or which involves any restriction of the geographical area in which, or method by which, Mid-Coast or Waldoboro may carry on its business (other than as may be required by Law or applicable Regulatory Authority).

          (d) Except as listed on Schedule 6.18(d) attached hereto, any Contract, or any other commitment, understanding, term, obligation or arrangement, whether absolute or contingent, with respect to any sale, tender, merger, consolidation, reorganization or similar arrangement between Mid-Coast or Waldoboro and any third party other than Union Bankshares or Union Trust, with respect to the Assets or capital stock of either Waldoboro or Mid-Coast.

     6.19 Employees.

          (a) Schedule 6.19(a) sets forth a true and complete list of each material employee benefit or compensation plan, arrangement or agreement and any material bonus, incentive, deferred compensation, vacation, stock purchase, stock option, severance, employment, change of control or fringe benefit plan, program or agreement that is maintained, or contributed to, as of the date of this Agreement (the "Benefit Plans") by each of Mid-Coast and Waldoboro.

          (b) Mid-Coast and Waldoboro have heretofore made available to Union Bankshares true and complete copies of each of the Benefit Plans and certain related documents, including, but not limited to (i) the actuarial report for such Benefit Plan (if applicable) for 1999; and (ii) the most recent determination letter from the IRS (if applicable) for such Benefit Plan.

          (c) (i) Each of the Benefit Plans has been operated and administered in all material respects in compliance with applicable Laws, including, but not limited to, ERISA and the Internal Revenue Code of 1986, as amended (the "Code"); (ii) to the knowledge of Mid-Coast each of the Benefit Plans intended to be "qualified" within the meaning of Section 401 (a) of the Code has been operated in all material respects within the requirements of
     Section 401(a) of the Code, and there are no existing circumstances or any events that have occurred that will adversely affect the qualified status of any such Benefit Plan; (iii) with respect to each Benefit Plan which is subject to Title IV of ERISA, the present value of accrued benefits under such Benefit Plan, based upon the actuarial assumptions used for funding purposes in the most recent actuarial report prepared by such Benefit Plan's actuary with respect to such Benefit Plan, did not, as of its latest valuation date, exceed the then current value of the Assets of such Benefit Plan allocable to such accrued benefits; (iv) no Benefit Plan provides benefits, including, without limitation, death or medical benefits (whether or not insured), with respect to current or former employees or directors of Mid-Coast or Waldoboro beyond their retirement or other termination of service, other than (A) coverage mandated by applicable Law; (B) death benefits or retirement benefits under any "employee pension plan" (as such term is defined in Section 3(2) of ERISA); (C) deferred compensation benefits accrued as liabilities on the consolidated books of Mid-Coast; or
     (D) benefits the full cost of which is borne by the current or former employee or director (or his or her beneficiary); (v) no Liability under Title IV of ERISA has been incurred by Mid-Coast or Waldoboro that has not been satisfied in full, and no condition exists that presents a risk to Mid-Coast or Waldoboro, of incurring a material Liability thereunder; (vi) no Benefit Plan is a "multiemployer pension plan" (as such term is defined in Section 3(37) of ERISA); (vii) all contributions or other amounts payable by Mid-Coast or Waldoboro as of the Effective Date with respect to each Benefit Plan in respect of current or prior plan years have been paid or accrued in accordance with GAAP and Section 412 of the Code; (viii) to the Knowledge of Mid-Coast, neither Mid-Coast, Waldoboro nor any other Person, including any fiduciary, has engaged in a transaction in connection with which Mid-Coast, Waldoboro or any Benefit Plan will be subject to either a material civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a material Tax imposed pursuant to
     Section 4975 or 4976 of the Code; and (ix) to the Knowledge of the management of each of Mid-Coast and Waldoboro there are no pending, threatened or anticipated claims (other than routine claims for benefits) by, on behalf of or against any of the Benefit Plans or any trusts related thereto which will have, either individually or in the aggregate, a Material Adverse Effect on Mid-Coast or Waldoboro.

          (d) Except with respect to the Termination Agreement, the Stock Option Plan and the Retention Plan, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or in conjunction with any other event) (i) result in any payment (including, without limitation, severance, unemployment compensation, "excess parachute payment" (within the meaning of Section 280G of the Code), forgiveness of indebtedness or otherwise) becoming due to any director or any employee of Mid-Coast or Waldoboro under any Benefit Plan or otherwise; (ii) increase any benefits otherwise payable under any Benefit Plan; or (iii) result in any acceleration of the time of payment or vesting of any such benefits.

          (e) Neither Mid-Coast nor Waldoboro maintain or have taken any action to obtain life insurance policies on the lives of any of the current and former officers and directors of Mid-Coast or Waldoboro.

          (f) Each Welfare Plan (as defined in Section 3(1) of ERISA) has been operated in all material respects in accordance with its terms and in compliance in all material respects with the applicable provisions of ERISA, the Code and all other applicable laws, including, without limitation, the Health Insurance Portability and Accountability Act of 1996 ("HIPAA") and the Consolidated Omnibus Budget Reconciliation Act of 1984 ("COBRA"). No insurance contract or policy requires or permits any retroactive increase in premiums or payments due thereunder. Neither Mid-Coast nor Waldoboro has established or contributed to, is required to contribute to or has or could have any liability of any nature, whether known or unknown, direct or indirect, fixed or contingent, with respect to any "voluntary employees' beneficiary association" within the meaning of
     Section 501(c)(9) of the Code, "welfare benefit fund" within the meaning of
     Section 419 of the Code, "qualified asset account" within the meaning of
     Section 419A of the Code or "multiple employer welfare arrangement" within the meaning of Section 3(40) or ERISA.

          (g) There are no facts or circumstances which could, directly or indirectly, subject Mid-Coast or Waldoboro or to any (1) excise tax or other liability under Chapters 43, 46 or 47 of Subtitle D of the Code, (2) penalty tax or other liability under Chapter 68 of Subtitle F of the Code or (3) civil penalty, damages or other liability arising under Section 502 of ERISA.

          (h) Full payment has been made of all amounts which Mid-Coast or Waldoboro is required, under applicable law, the terms of any pension plan, welfare plan or other compensation plan, or any agreement relating to any pension plan, welfare plan or other compensation plan, to have paid as a contribution, premium or other remittance thereto or benefit thereunder. There will be no change on or before the Effective Date in the operation of any pension plan, welfare plan, or other compensation plan or any documents with respect thereto which will result in an increase in the benefit liabilities under such plans, except as may be required by law.

          (i) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute (i) a termination of employment or other event entitling any person to any additional or other benefits, or that would otherwise modify any benefits or the vesting, funding or payment of any benefits, under any such plan other than the Stock Option Plan and the Retention Plan or (ii) a violation of Section 406 of ERISA or a prohibited transaction for which there exists neither a statutory nor regulatory exemption or for which an exemption has not been obtained.

          (j) No action or omission of Mid-Coast or Waldoboro or any shareholder, director, employee, or agent thereof in any way restricts, impairs or prohibits Union Bankshares or any successor from amending, merging, or terminating any pension plan, welfare plan or other compensation plan in accordance with the express terms of any such plan and applicable law.

          (k) Except as provided in Section 5.1(m) neither Mid-Coast nor Waldoboro shall adopt or amend in any material respect any employee pension, profit-sharing, retirement, bonus, deferred compensation, insurance, incentive compensation, severance, thrift, vacation or other plan, agreement, trust fund or arrangement for the benefit of its employees (whether or not legally binding) other than amendments to existing benefit plans necessary to conform to legal requirements (after providing copies thereof to the Union Bankshares).

          (l) No "reportable event", within the meaning of section 4043 of ERISA, has occurred with respect to any pension plan subject to Title IV of ERISA.

     6.20 Vote Required. The affirmative vote of the holders of at least a majority of the outstanding shares of Mid-Coast Common Stock is the only vote of the stockholders of Mid-Coast necessary to approve the Merger (with respect to Mid-Coast) and related transactions contemplated hereby. The affirmative vote of at least a majority of the outstanding shares of capital stock of Waldoboro is the only vote of the stockholders of Waldoboro necessary to approve the Subsidiary Merger and related transactions contemplated thereby.

     6.21 Environmental Matters. Except as set forth on Schedule 6.21, neither Mid-Coast nor Waldoboro, nor to the Knowledge of the management of each of Mid-Coast and Waldoboro, any previous or current owner or operator of any properties at any time owned (including any properties owned or subsequently resold), leased, or occupied by Mid-Coast or Waldoboro or used by Mid-Coast or Waldoboro in its respective business ("Mid-Coast Properties") used, generated, treated, stored, or disposed of any Hazardous Materials on, under, or about Mid-Coast Properties except in compliance with all applicable federal, state, and local Laws pertaining to air and water quality, environmental contamination Hazardous Materials, waste disposal, air emissions, health and safety and other environmental matters including but not limited to Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. sec.sec.9601-9675 and the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. sec.sec.6901-6992k, each as amended, ("Environmental Laws"). Mid-Coast has not received any notice of noncompliance with Environmental Laws, applicable Laws, Orders, or regulations of any governmental authorities relating to any environmental condition generated by any such party or otherwise or notice that any such party is liable or responsible for the remediation, removal, or cleanup of any of the Mid-Coast Properties. Except as set forth on Schedule 6.21, neither Mid-Coast nor Waldoboro has Knowledge of any contamination by Hazardous Materials on any Mid-Coast Properties. There are no legal, administrative, arbitral or other proceedings, claims, actions, causes of action, private environmental investigations or remediation activities or governmental investigations of any nature seeking to impose, or that could reasonably result in the imposition, on Mid-Coast or Waldoboro of any Liability or obligation arising under any Environmental Laws, pending or threatened to the Knowledge of Mid-Coast or Waldoboro against Mid-Coast or Waldoboro, which Liability or obligation would, either individually or in the aggregate, have a Material Adverse Effect on either Mid-Coast or Waldoboro. Neither Mid-Coast nor Waldoboro is subject to any agreement, order, judgment, decree, letter or memorandum by or with any court, Governmental Authority, regulatory agency or third party imposing any Liability or obligation with respect to the foregoing that will have, either individually or in the aggregate, a Material Adverse Effect on either Mid-Coast or Waldoboro.

     6.22 Labor. No work stoppage involving Mid-Coast or Waldoboro employees is pending or, to the Knowledge Mid-Coast's or Waldoboro's management, threatened. Neither Mid-Coast nor Waldoboro is involved in, or, to the Knowledge of Mid-Coast's or Waldoboro's management, threatened with or affected by, any dispute, arbitration, lawsuit or administrative proceeding relating to labor or employment matters which might reasonably be expected to interfere in any material respect with the business activities of Mid-Coast or Waldoboro. No employees of Mid-Coast or Waldoboro are represented by any labor union, and, to the Knowledge of each of Mid-Coast's and Waldoboro's management, no labor union is attempting to organize employees of Mid-Coast.

     6.23 Accuracy of Information. To the Knowledge of each of Mid-Coast's and Waldoboro's officers and directors, none of the information supplied or to be supplied by each of Mid-Coast and Waldoboro to Union Bankshares and Union Trust with respect to the Assets and Liabilities of Mid-Coast and Waldoboro, and this Agreement, contains any untrue statement of a material fact or omit to state a material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Neither Mid-Coast nor Waldoboro has failed to disclose or will fail to disclose to Union Bankshares any information which is material to this Agreement or the transactions contemplated herein or in the Transaction Documents.

     6.24 Agreements with Banking Authorities.  Neither Mid-Coast nor Waldoboro
(i) is a party to any commitment, letter (other than letters addressed to regulated depository institutions or their holding companies generally), written agreement, or memorandum of understanding with, or Order to cease and desist, or subject to any Order or directive specifically naming or referring to Mid-Coast or Waldoboro, (ii) has been required to adopt any board resolution by, any federal or state governmental entity charged with the supervision or regulation of depository institutions or depository institution holding companies or engaged in the insurance of bank deposits which is currently in effect and restricts materially the conduct of its business, or in any manner relates to its capital adequacy, loan loss allowances or reserves, credit policies, management or overall safety and soundness or such entity's ability to perform its obligations hereunder, (iii) has received written notification from any such federal or state governmental entity that any such Person may be requested to enter into, or otherwise be subject to, any such commitment, letter, written agreement, memorandum of understanding or cease and desist Order. Neither Mid-Coast nor Waldoboro has been informed by any Bank Regulator that it is contemplating issuing or requesting any such Order, directive, agreement, memorandum of understanding, commitment letter or similar submission. Neither Mid-Coast nor Waldoboro is a party to any agreement or arrangement entered into in connection with the consummation of a federally assisted acquisition of a depository institution pursuant to which Mid-Coast or Waldoboro is entitled to receive financial assistance or indemnification from any governmental agency.

     6.25 Compliance with Applicable Law. Each of Mid-Coast and Waldoboro holds, and has at all times held, all Permits necessary for the lawful conduct of its business under and pursuant to all, and has complied with and is not in Default in any respect under any, applicable Law or Order, rule, of any Governmental Authority relating to Mid-Coast or Waldoboro, respectively, and neither Mid-Coast nor Waldoboro has any Knowledge of nor has received notice of any violations of any of the above. Since January 1, 1996, each of Mid-Coast and Waldoboro has timely filed, and subsequent to the date hereof will timely file, all reports, registrations and statements, together with any amendments required to be made with respect thereto, that were and are required to be filed with any Regulatory Authorities and has paid all fees and assessments due and payable in connection with any of the foregoing.

     6.26 Year 2000. To the Knowledge each of Mid-Coast's and Waldoboro's management, neither Mid-Coast's nor Waldoboro's computer systems contain any material deficiencies relating generally to formatting for entering dates (commonly referred to and referred to herein as the Year 2000 problem) and all of such computer systems comply in all material respects with all regulations, including FFIEC statements and guidance and OTS requirements and trade organization guidelines concerning the Year 2000 problem.

     6.27 State Takeover Laws. Mid-Coast and Waldoboro have taken all necessary action to exempt the transactions contemplated by this Agreement from, or if necessary to challenge the validity or applicability of, any applicable "moratorium," "fair price," "business combination," "control share," or other anti-takeover Laws (collectively, "Takeover Laws") under the MBCA and DGCL.

     6.28 Opinion of Financial Advisor. Mid-Coast has received the opinion of its financial advisor dated the date of this Agreement, to the effect that, as of the date thereof, the Merger Consideration is fair, from a financial point of view, to the holders of Mid-Coast Common Stock, a signed copy of which will be delivered to Union Bankshares promptly after receipt thereof.

     6.29 Board Recommendation. The Board of Directors of Mid-Coast, at a meeting duly called and held, has by unanimous vote of those directors present (who constituted all of the directors then in office) (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, the

Subsidiary Merger, and the Option Agreement and the transactions contemplated thereby, taken together, are fair to and in the best interests of the stockholders; and (ii) resolved to recommend that the holders of the shares of Mid-Coast Common Stock approve this Agreement.

                                   ARTICLE 7

         REPRESENTATIONS, WARRANTIES AND COVENANTS OF UNION BANKSHARES

     For purposes of this Article 7, except where the context requires otherwise, any reference to Union Bankshares in this Article 7 shall be deemed to include Union Bankshares and Union Trust and any reference to "material," Material Adverse Effect or a similar standard shall refer to the financial condition, operations or other aspects of Union Bankshares and its Subsidiaries including Union Trust taken as a whole. Union Bankshares represents and warrants to Mid-Coast as follows:

     7.1 Organization and Authority. Union Bankshares is a business corporation and Union Trust is a trust company duly incorporated, validly existing and in good standing under the laws of the State of Maine and each has the corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now being conducted.

     7.2 Authorization. The execution, delivery and performance of this Agreement by Union Bankshares and Union Trust and the consummation of the transactions contemplated hereby have been duly authorized by the Boards of Directors of Union Bankshares, Acquisition Company and Union Trust respectively, subject to receipt of all required regulatory approvals. No other corporate proceedings on the part of Union Bankshares are necessary to authorize the execution and delivery of this Agreement and the performance by Union Bankshares of the terms hereof. This Agreement is a valid and binding obligation of Union Bankshares enforceable against Union Bankshares in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization or moratorium or other similar laws affecting creditors' rights generally and except that the availability of equitable remedies is within the discretion of the appropriate court and except that it is subject to approval of applicable Regulatory Authorities.

     Neither the execution, delivery or performance of this Agreement by Union Bankshares, nor the consummation of the transactions contemplated hereby, nor compliance by Union Bankshares with any of the provisions hereof, will (a) in any material respect violate, conflict with, or result in a breach of any provision of, or constitute a Default (or an event which, with notice or lapse of time or both, would constitute a Default) under or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration, or the creation of any Lien, security interest, charge or encumbrance upon any of the properties or Assets of Union Bankshares or Union Trust under any terms, conditions or provisions of (i) Union Bankshares' or Union Trust's Charter or Bylaws or (ii) except as set forth on
Schedule 7.2, any material note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Union Bankshares or Union Trust is a party or by which Union Bankshares or Union Trust may be bound, or to which Union Bankshares or Union Trust or the properties or assets of it may be subject, or (b) violate in any material respect any Law or Order applicable to Union Bankshares or Union Trust or any of its properties or Assets.

     7.3 Information for Regulatory Filings. None of the information supplied or to be supplied by Union Bankshares with respect to Union Bankshares for inclusion in any documents to be filed with the SEC or any other Regulatory Authority in connection with the transactions contemplated hereby will at the time of filing of such documents contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All documents, financial statements, or other information or materials which Union Bankshares shall provide for filing with the SEC and any other Regulatory Authority in connection with the Merger will, to the extent applicable, comply with GAAP.

     7.4 Accuracy of Information. To the Knowledge of Union Bankshares and its officers and directors, none of the information supplied or to be supplied by Union Bankshares or Union Trust to Mid-Coast and Waldoboro relating to its Assets and Liabilities, this Agreement and the Joint Proxy Statement, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Union Bankshares has not failed to disclose any information which is material to this Agreement, the transactions contemplated herein, the Joint Proxy Statement or the requisite applications and filings with appropriate Banking Regulations.

     7.5 Operation of Business. Between the date hereof and the Effective Date, or until the termination of this Agreement, Union Bankshares covenants and agrees that it will take no action which would materially adversely affect or materially delay the ability of Union Bankshares or Union Trust, respectively, to obtain any necessary approvals of any Regulatory Authority required for the transactions contemplated hereby or to perform its or Union Trust's covenants and agreements under this Agreement, the Subsidiary Merger Agreement or the Option Agreement, respectively.

     7.6 Board Consent; Stockholders' Meeting.

     (a) The Board of Directors of Union Bankshares shall adopt a resolution recommending approval and adoption of this Agreement and the Subsidiary Merger Agreement by Union Bankshares' stockholders, and, the Board of Directors of Union Bankshares shall recommend approval and adoption of this Agreement and the Subsidiary Merger Agreement by Union Bankshares' stockholders.

     (b) Union Bankshares will (i) take all steps necessary to call, give notice of, convene and hold a special meeting of its stockholders no later than July 15, 2000 for the purpose of approving this Agreement and the transactions contemplated hereby and for such other purposes as may be necessary or desirable, and (ii) cooperate and consult with Mid-Coast with respect to each of the foregoing matters. Said notice shall include notice of dissenter's rights, if any, and shall solicit stockholders' proxies in favor of this Agreement, and all notice shall be given in accordance with applicable Laws. Except as may be required by fiduciary obligations, Union Bankshares and its directors will support and vote in favor of a shareholder resolution approving this Agreement and the transaction contemplated hereby including the Merger.

     7.7 Information for Proxy Statement. None of the information supplied or to be supplied by Union Bankshares or Union Trust with respect to each of Union Bankshares and Union Trust for inclusion in (a) the Notice of Meeting and Joint Proxy Statement to be mailed by Union Bankshares to its stockholders in connection with the meeting referred to in Section 7.6 hereof (the "Joint Proxy Statement") and (b) any other documents to be filed with any Regulatory Authority in connection with the transactions contemplated hereby will at the time the Proxy Statement is mailed to holders of Union Bankshares' Common Stock, as may be amended at the time of Union Bankshares Stockholders' Meeting, and at the time of filing of such other documents, respectively, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All documents, financial statements, or other information or materials which Union Bankshares or Union Trust shall provide for filing with any Regulatory Authority in connection with the Merger and the Subsidiary Merger will, to the extent applicable, comply with GAAP.

     7.8 Vote Required. The affirmative vote of the holders of at least sixty-seven percent (67%) of the outstanding shares of Union Bankshares' Common Stock is the only vote of the stockholders of Union Bankshares necessary to approve the Merger and the subsequent merger of Union Bankshares with Mid-Coast (with respect to Union Bankshares) and related transactions contemplated hereby. The affirmative vote of at least a majority of the outstanding shares of capital stock of Union Trust is the only vote of the stockholders of Union Trust necessary to approve the Subsidiary Merger and related transactions contemplated thereby.

     7.9 Agreements with Banking Authorities. Neither Union Bankshares nor Union Trust (i) is a party to any commitment, letter (other than letters addressed to regulated depository institutions or their holding companies generally), written agreement, or memorandum of understanding with, or Order to cease and desist, or subject to any Order or directive specifically naming or referring to Union Bankshares or Union Trust, (ii) has been required to adopt any board resolution by, any federal or state governmental entity charged with the supervision or regulation of depository institutions or depository institution holding companies or engaged in the insurance of bank deposits which is currently in effect and restricts materially the conduct of its business, or in any manner relates to its capital adequacy, loan loss allowances or reserves, credit policies, management or overall safety and soundness or such entity's ability to perform its obligations hereunder, (iii) has received written notification from any such federal or state governmental entity that any such Person may be requested to enter into, or otherwise be subject to, any such commitment, letter, written agreement, memorandum of understanding or cease and desist Order. Neither Union Bankshares nor Union Trust has been informed by any Bank Regulator that it is contemplating issuing or requesting any such Order, directive, agreement, memorandum of understanding, commitment letter or similar submission. Neither Union Bankshares nor Union Trust is a party to any agreement or arrangement entered into in connection with the consummation of a federally assisted acquisition of a depository institution pursuant to which Union Bankshares or Union Trust is entitled to receive financial assistance or indemnification from any governmental agency.

     7.10 Opinion of Financial Advisor. Union Trust has received the opinion of its financial advisor dated the date of this Agreement, to the effect that, as of the date thereof, the Merger Consideration is fair, from a financial point of view, to the holders of Union Bankshares' Common Stock, a signed copy of which will be delivered to Mid-Coast promptly after receipt thereof.

     7.11 Board Recommendation. The Board of Directors of Union Bankshares, has by unanimous vote of all of the directors then in office (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, the Subsidiary Merger, and the Option Agreement and the transactions contemplated thereby, taken together, are fair to and in the best interests of the stockholders; and (ii) resolved to recommend that the holders of the shares of Union Bankshares' Common Stock approve this Agreement.

     7.12 Purchaser Investigation. Union Bankshares acknowledges that: (i) it has had the opportunity to visit with Mid-Coast and meet with its representative officers and other representatives to discuss the business, assets, liabilities, reserves, financial condition, cash flow and operations of Mid-Coast, and (ii) substantially all materials and information requested by Union Bankshares have been provided to Union Bankshares to the reasonable satisfaction of such party. Union Bankshares acknowledges that it has made its own independent examination, investigation, analysis and evaluation of Mid-Coast, including its own estimate of the value of Mid-Coast business. Union Bankshares acknowledges that it has undertaken such investigation (including a review of the assets, liabilities, books, records and contracts of Mid-Coast) as Union Bankshares deems adequate, including that described above. Notwithstanding such investigation, Union Bankshares shall be entitled to rely upon the representation, warranties and covenants of Mid-Coast and Waldoboro set forth in this Agreement and the related Transaction Documents, including but not limited to Section 6.17, Section 6.23 and the certificate to be delivered to Union Bankshares pursuant to Section 8.3(a).

     7.13 Financing. Union Bankshares shall not require any financing from any third-party source as a condition or contingency to the payment in full of the Merger Consideration as contemplated under this Agreement and shall deposit the Merger Consideration with the Exchange Agent from its available working capital and cash flow.

     7.14 Minimum Capital. Union Bankshares satisfies, and subsequent to the payment in full of the Merger Consideration will satisfy, the minimum capital requirements imposed by the FRB. Union Trust satisfies the minimum capital requirements imposed by the Bureau of Banking and the FRB.

     7.15 Professional Fees. Except for New England Business Advisors, Inc., neither Union Bankshares or Union Trust, nor any of their respective officers, directors, employees, or Affiliates has employed any broker or finder or incurred any Liability for any financial advisory fees, investment bankers' fees, brokerage fees, commissions, or finders' fees in connection with this Agreement or the transactions contemplated hereby.

     7.16 Acquisition Company. Union Bankshares shall take all action necessary or desirable to duly incorporate Acquisition Company under the laws of the State of Delaware for the sole purpose of merging Acquisition Company with and into Mid-Coast on the terms set forth in this Agreement. As of the Closing, Acquisition Company shall be duly formed, validly existing and in good standing under the laws of the State of Delaware; it shall have all requisite corporate power and authority to enter into the Merger with Mid-Coast and Union Bankshares shall have taken, or caused to be taken, all corporate actions on the part of Acquisition

Company necessary or desirable for Acquisition Company to perform its obligations with respect to the Merger. Union Bankshares will take all steps necessary to cause the Board of Directors of Acquisition Company to adopt a resolution authorizing Acquisition Company to enter into the Merger and shall vote all of its shares of capital stock in Acquisition Company in favor of the Merger. Union Bankshares shall also take all steps necessary or desirable to cause the Articles of Merger with respect to the Acquisition Company to be duly filed with the Office of the Secretary of the State of Delaware.

                                   ARTICLE 8

                             CONDITIONS TO CLOSING

     The obligations of the Parties under this Agreement, except as otherwise provided herein, shall be subject to the satisfaction or waiver of the following conditions on or prior to the Closing:

     8.1 Conditions to Each Party's Obligations to Effect the Merger. The respective obligation of each Party to effect the Merger shall be subject to the following conditions:

          (a) Stockholder Approval. The stockholders of Union Bankshares shall have approved this Agreement, and the consummation of the transactions contemplated hereby, including the Merger, as and to the extent required by Law, the provisions of any governing instruments, or the rules of the NASD.

          (b) Stockholder Approval. The stockholders of Mid-Coast shall have approved this Agreement, and the consummation of the transactions contemplated hereby, including the Merger, as and to the extent required by Law, the provisions of any governing instruments, or the rules of the NASD.

          (c) Regulatory Approvals. All Consents of, filings and registrations with, and notifications to, all Regulatory Authorities required for consummation of the Merger and the Subsidiary Merger shall have been obtained or made and shall be in full force and effect and all waiting periods required by Law shall have expired. No Consent obtained from any Regulatory Authority which is necessary to consummate the transactions contemplated hereby or in the Subsidiary Merger Agreement shall be conditioned or restricted in a manner (including requirements relating to the raising of additional capital or the disposition of Assets) which in the judgment of the Board of Directors of Union Bankshares or Mid-Coast would so materially and adversely impact the conduct of the combined businesses of Union Bankshares and Mid-Coast that, had such condition or requirement been known, such Party would not, in its reasonable judgment, have entered into this Agreement.

          (d) No Restraining Action. No court or governmental or Regulatory Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law or Order (whether temporary, preliminary or permanent) or taken any other action which prohibits, restricts in any manner or makes illegal the consummation of the transactions contemplated by this Agreement or the Subsidiary Merger Agreement.

          (e) Consents and Approvals. Each Party shall have obtained any and all Consents required for consummation of the Merger (other than those referred to in Section 8.1(c)) and the Subsidiary Merger or for the preventing of any Default under any Contract or Permit of such Party which, if not obtained or made, would have, individually or in aggregate, a Material Adverse Effect on either Party.

          (f) Formation of Acquisition Company. Union Bankshares shall have duly incorporated Acquisition Company under the laws of the State of Delaware for the sole purpose of merging Acquisition Company with and into Mid-Coast on the terms set forth in this Agreement. At the time of the Closing, Acquisition Company shall be duly formed, validly existing and in good standing under the laws of the State of Delaware; it shall have all requisite corporate power and authority to enter into the Merger and it shall have taken, or caused to be taken, all corporate actions necessary or desirable to perform its obligations with respect to the Merger.

     8.2 Conditions to Obligations of Mid-Coast to Effect the Merger. The obligations of Mid-Coast to effect the Merger shall be subject to the following additional conditions:

          (a) Representations and Warranties. The representations and warranties of Union Bankshares set forth in this Agreement shall be true and correct in all material respects (except to the extent such representation or warranty is qualified by materiality in which case such representation or warranty shall be true and correct) as of the date of this Agreement and as of the Closing as though made at and as of the Closing, except as otherwise contemplated by this Agreement or consented to in writing by Mid-Coast, and Union Bankshares shall deliver at Closing an appropriate certificate to that effect.

          (b) Performance of Obligations. Union Bankshares shall have performed in all material respects all obligations and complied with all covenants required by it under this Agreement prior to the Closing and Union Bankshares shall deliver at Closing an appropriate certificate to that effect.

          (c) Opinion of Counsel. Mid-Coast shall have received an opinion of Peabody & Arnold LLP, counsel to Union Bankshares and Union Trust, dated as of the Closing, in form reasonably acceptable to Mid-Coast and substantially covering such matters set forth in Exhibit D.

          (d) Certificates.  Union Bankshares shall have delivered to Mid-Coast
     (i) a certificate, dated as of the Closing and signed on its behalf by its chief executive officer and its chief financial officer, to the effect that the conditions set forth in Section 8.2, as they apply to Union Bankshares, and Section 8.3 have been satisfied, and (ii) certified copies of resolutions duly adopted by Union Bankshares' Board of Directors and stockholders evidencing the taking of all corporate action necessary to authorize the execution, delivery and performance of the Transaction Documents, and the consummation of the transactions contemplated hereby and thereby, all in such reasonable detail as Mid-Coast and its counsel shall request.

     8.3 Conditions to Obligations of Union Bankshares to Effect the Merger. The obligations of Union Bankshares to effect the Merger shall be subject to the following additional conditions:

          (a) Representations and Warranties. The representations and warranties of Mid-Coast and Waldoboro set forth in this Agreement shall be true and correct in all material respects (except to the extent such representation or warranty is qualified by materiality in which case such representation or warranty shall be true and correct) as of the date of this Agreement and as of the Closing as though made at and as of the Closing, except as otherwise expressly contemplated by this Agreement or consented to in writing by Union Bankshares, and Mid-Coast shall deliver at Closing an appropriate certificate to that effect.

          (b) Performance of Obligations. Mid-Coast and Waldoboro shall have performed in all material respects all obligations and complied with all covenants required by it under the Transaction Agreements including, but not limited to, those set forth under Article 8 herein, prior to the Closing and Mid-Coast shall deliver at Closing an appropriate certificate to that effect.

          (c) Option Agreement. An Option Agreement substantially in the form set forth on Exhibit B hereto shall have been executed by Mid-Coast; and Mid-Coast shall have taken all steps necessary and desirable to perform the Option Agreement.

          (d) Certificates.  Mid-Coast shall have delivered to Union Bankshares
     (i) a certificate, dated as of the Closing and signed on its behalf by its chief executive officer and its chief financial officer, to the effect that the conditions set forth in Section 8.1, as they apply to Mid-Coast, and
     Section 8.3 have been satisfied, and (ii) certified copies of resolutions duly adopted by Mid-Coast's Board of Directors and stockholders evidencing the taking of all corporate action necessary to authorize the execution, delivery and performance of the Transaction Documents, and the consummation of the transactions contemplated hereby and thereby, all in such reasonable detail as Union Bankshares and its counsel shall request.

          (e) Subsidiary Merger Agreement. Each of Union Trust and Waldoboro shall have executed and delivered the Subsidiary Merger Agreement, substantially in the form of Exhibit A hereto; and each shall have taken all steps necessary or desirable to perform the Subsidiary Merger Agreement.

          (f) Opinion of Counsel. Union Bankshares shall have received an opinion of Thacher Proffitt & Wood, counsel to Mid-Coast, dated as of the Closing, in form reasonably acceptable to Union Bankshares, and substantially covering such matters set forth in Exhibit E.

          (g) Environmental Insurance. Mid-Coast shall have purchased, at its sole expense, as evidenced by a binder, an environmental insurance policy (the "Environmental Insurance") from an underwriter authorized to conduct business in the state of Maine which shall, at a minimum, and to the sole satisfaction of Union Bankshares, provide coverage for Union Bankshares (with Waldoboro and Mid-Coast as additional named insureds) for a period of no less than ten years from the Effective Date for the following liabilities relating to the Rockland branch location (i) on-site remediation; (ii) off-site remediation; (iii) off-site personal injury and property loss; (iv) legal liability; and (v) business interruption. The Environmental Insurance shall in all respects be subject to the satisfaction of Union Bankshares in its sole discretion.

          (h) Mid-Coast Board of Directors. Each of the Directors serving on the Mid-Coast Board of Directors and the Waldoboro Board of Directors immediately prior to the Effective Date shall have tendered a letter of resignation to Mid-Coast or Waldoboro, as appropriate, resigning their directorship effective as of the Effective Date.

                                   ARTICLE 9

                      ADDITIONAL AGREEMENTS OF THE PARTIES

     9.1 Proxy Statement; Stockholder Approval. As soon as reasonably practicable after execution of this Agreement, each of Union Bankshares and Mid-Coast shall call a Stockholders' Meeting, to be held as soon as reasonably practicable for the purpose of voting upon approval of this Agreement and the Merger and such other related matters as each may deem appropriate. In connection with the Stockholders' Meetings, (i) Union Bankshares and Mid-Coast shall prepare and file with the SEC a Joint Proxy Statement and mail such Joint Proxy Statement to their respective stockholders, (ii) the Parties shall furnish to each other all information concerning them that they may reasonably request in connection with such Joint Proxy Statement, (iii) the Board of Directors of Union Bankshares and Mid-Coast shall recommend to their respective stockholders the approval of the matters submitted for approval (unless the Board of Directors of either Union Bankshares or Mid-Coast, after having consulted with and considered the advice of outside legal counsel, determines in good faith that the making of such recommendation, or the failure to withdraw or modify its recommendation, would constitute a breach of fiduciary duties of the members of such Board of Directors to its stockholders under applicable law), and (iv) the Boards of Directors and officers of Union Bankshares and Mid-Coast shall use their reasonable best efforts to obtain such stockholders' approval (unless the Board of Directors of Union Bankshares or Mid-Coast, after having consulted with and considered the advice of outside counsel, determines in good faith that the taking of such actions would constitute a breach of fiduciary duties of the members of such Board of Directors to Union Bankshares' and Mid-Coast's stockholders under applicable law). Union Bankshares and Mid-Coast shall make all necessary filings with respect to the Merger under the Securities Laws.

     9.2 Applications; Regulatory Approvals. As soon as practicable after the date hereof, each of Union Bankshares, Union Trust, Mid-Coast and Waldoboro shall take all reasonable efforts to prepare all necessary documentation to effect all necessary filing and to obtain all necessary permits, consents, approvals and authorizations of all third parties and Regulatory Authorities necessary to consummate the transaction contemplated by this Agreement. Union Bankshares, Union Trust, Mid-Coast and Waldoboro will each cooperate with the other and will each furnish the other and the other's counsel with all information concerning themselves, their subsidiaries, directors, officers and stockholders and such other matters as may be necessary or advisable in connection with any application, petition or any other statement or application made by or on behalf of Union Bankshares, Union Trust, Mid-Coast and Waldoboro to any Regulatory Authority in connection with the transaction contemplated by this Agreement. Union Bankshares, Union Trust, Mid-Coast and Waldoboro shall have the right to view in advance all filings and approve in advance all characterizations of the information relating to them and any of their respective subsidiaries which appear in
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

any filing made in connection with the transactions contemplated by this Agreement with any Regulatory Authority. In addition, Union Bankshares, Union Trust, Mid-Coast and Waldoboro shall each furnish to the other a final copy of each such filing made in connection with the transactions contemplated by this Agreement with any Regulatory Authority.

     9.3 Merger Filings with State Offices. Upon the terms and subject to the conditions of this Agreement, Mid-Coast shall execute and file the Certificate of Merger with the Secretary of State of Delaware in connection with the Closing and Union Bankshares shall execute and file the Articles of Merger, on behalf of Acquisition Company, with the Secretary of State of the State of Delaware in connection with the Closing.

     9.4 Agreement as to Efforts to Consummate. Subject to the terms and conditions of this Agreement, each Party agrees to use, and to cause its Subsidiaries to use, its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper, or advisable under applicable Laws to consummate and make effective, as soon as reasonably practicable after the date of this Agreement, the transactions contemplated by this Agreement, including using its commercially reasonable efforts to lift or rescind any Order adversely affecting its ability to consummate the transactions contemplated herein and to cause to be satisfied the conditions referred to in Article 8 provided, that nothing herein shall preclude either Party from exercising its rights under this Agreement or the Option Agreement, as applicable. Each Party shall use, and shall cause each of its Subsidiaries to use, its commercially reasonable efforts to obtain all material Consents necessary or desirable (in the good faith judgment of the Board of Directors of such Party) for the consummation of the transactions contemplated by this Agreement.

     9.5 Investigation and Disclosure.

          (a) Prior to the Effective Date, Mid-Coast shall keep Union Bankshares advised of all material developments relevant to its business and to consummation of the Merger and the Subsidiary Merger and shall permit Union Bankshares to make or cause to be made such investigation of the business and properties of it and its Subsidiaries and of their respective financial and legal conditions as Union Bankshares reasonably requests, provided that such investigation shall be reasonably related to the transactions contemplated hereby and shall not interfere unnecessarily with normal operations. No investigation by Union Bankshares shall affect the representations and warranties of Mid-Coast.

          (b) Each Party agrees to give the other Party notice as soon as practicable after any determination by it of any fact or occurrence relating to such Party which represents, or is reasonably likely to represent, a material breach of any representation, warranty, covenant or agreement of such Party or which has had or is reasonably likely to have a Material Adverse Effect on its business or operations.

     9.6 Press Releases. Prior to the Closing, each Party shall consult with the other as to the form and substance of any press release or other public disclosure materially related to this Agreement or any other transaction contemplated hereby; provided, that nothing in this Section 9.6 shall be deemed to prohibit any Party from making any disclosure which its counsel deems necessary or advisable in order to satisfy such Party's disclosure obligations imposed by Law.

     9.7 State Anti-Takeover Law. Mid-Coast shall take all necessary steps to exempt the transactions contemplated by this Agreement from, or if necessary to challenge the validity or applicability of, any applicable anti-takeover law under the DGCL.

     9.8 Employee Benefits and Contracts. Following the Effective Date, Union Bankshares shall provide generally to former officers and employees of Mid-Coast and Waldoboro employee benefits under employee benefit plans (other than stock option or other plans involving the potential issuance of Union Bankshares Common Stock), on terms and conditions which when taken as a whole are substantially similar to those currently provided by Mid-Coast and Waldoboro to their similarly situated officers and employees, except that there is no matching contribution under the Union Bankshares' Section 401(k) plan; provided however, this Section 9.8 shall not be deemed or construed to be an undertaking or obligation on the part of Union Bankshares or Union Trust to provide the same benefits which Mid-Coast or Waldoboro presently provide to their employees and officers; and provided further that Union Bankshares and Union Trust shall have no obligation to continue to provide after the Effective Date any benefits currently provided to their employees or officers as of the date hereof, or provided to their employees or officers at any time subsequent to the Effective Date. For purposes of participation, vesting and (except in the case of Union Bankshares' defined benefit plans) benefit accrual under Union Bankshares' employee benefit plans, the service of the employees of Mid-Coast or Waldoboro prior to the Closing shall be treated as service with Union Bankshares or Union Trust for participation in such employee benefit plans. Following the Effective Date, former employees of Mid-Coast or Waldoboro shall receive credit under Union Bankshares' group health plans for all deductibles and co-payments made by such former employees under the health plans maintained by Mid-Coast or Waldoboro prior to the Effective Date, and health care coverage under Union Bankshares group health plans shall be extended to former employees of Mid-Coast and Waldoboro with no waiting period, and Union Bankshares will, use its best efforts to provide that such coverage shall be without any exclusions for pre-existing conditions and shall inform Mid-Coast in writing, within thirty days of the date hereof, as to the efforts undertaken to secure a waiver of such exclusions and whether such exclusions have been eliminated.

     9.9 Data Processing. Mid-Coast and Union Bankshares agree to use their best efforts to take all steps necessary, including Mid-Coast's notification to its outside data processing service provider of its intent to terminate its data processing contract, to coordinate and effect the transition of the data processing systems of Mid-Coast and Waldoboro to those of Union Bankshares. The termination of Mid-Coast of its data processing contract as provided in this paragraph shall not constitute a breach of any warranty, representation or covenant contained in this Agreement. Union Bankshares shall pay $24,500 to Mid-Coast, upon receipt of evidence that Mid-Coast has provided notification to its outside data processing service provider of its intent to terminate the contract to cover the cost of the standard deconversion package of the data processing service provider. Union Bankshares shall also bear and pay all additional costs and expenses incurred by Mid-Coast and/or Waldoboro in connection with the data processing conversation.

     9.10 Deliveries at Closing. At the Closing, all documents and instruments shall have been duly and validly executed and delivered by all the Parties hereto.

                                   ARTICLE 10

                       EMPLOYMENT AND MANAGEMENT MATTERS

     10.1 Employees.

     (a) Upon the Effective Date, Union Bankshares and/or Union Trust, as appropriate, shall retain and employ each officer and employee other than Wesley
E. Richardson employed by Mid-Coast or Waldoboro as of the Effective Date (the "Retained Employees") for a period of one year from the Effective Date, shall not reduce the base salary or base wages of Retained Employees during such one-year period, including Retained Employees who are reassigned to jobs other than Comparable Jobs. The term "Comparable Job" as used herein shall mean, with respect to any Retained Employee, a position that (i) is to be performed within twenty-five (25) miles of such Retained Employee's current office, and (ii) is associated with a salary grade or range that is substantially the same grade or salary range associated with the Retained Employee's position immediately prior to the Effective Date, it being understood that in no event will a Comparable Job mean a position in which the Retained Employee's actual base salary or base pay is less than his base pay or base salary in effect immediately prior to the Effective Date.

     (b) Retained Employees terminated for "cause" as defined herein or who voluntarily resign (except Retained Employees who resign following reassignment to a job other than a Comparable Job) shall not be entitled to any rights under
Section 10.1(a). The term "cause" for purposes of this Section 10.1(b) shall mean personal dishonesty, incompetence, intentional failure to perform stated duties, willful misconduct, breach of fiduciary duty involving personal profit, conviction of a felony, or willful violation of any law, rule or regulation (other than traffic violations or similar offenses).

     (c) Except as described in Section 10.1(a) and Section 10.1(b), Retained Employees will be subject to (i) the employment terms, conditions, policies and rules applicable to other employees of Union Bankshares and/or Union Trust including those set forth in Union Trust's Personnel Manual as the same may be amended from time to time (the "Personnel Manual") and (ii) the terms, conditions, policies and rules relating to vacation benefits, sick leave, and other plans and benefits available to other Union Bankshares and Union Trust employees, except as any such terms, conditions, policies and rules may be modified by Section 9.8.

     (d) Except as described in Sections 9.8 or 10.1(a), nothing in this Agreement shall be construed to constitute a contract of employment with any Retained Employee or to create any term or condition of employment of Retained Employees not enjoyed as of the Effective Date by other employees of Union Bankshares and/or Union Trust.

     10.2 Notices. Mid-Coast and Waldoboro shall be responsible for notifying their employees of the terms of this Agreement as it affects them and for complying with any applicable laws regarding such notices.

     10.3 Directors' and Officers' Liability Insurance Coverage. Union Bankshares shall maintain a "tail" directors' and officers' liability insurance policy covering persons who are currently covered by such insurance policies of Mid-Coast and Waldoboro for a period of four (4) years after the Effective Date on terms generally no less favorable than those in effect on the date of this Agreement; provided, however, that Union Bankshares may substitute therefore policies providing at least comparable coverage containing terms and conditions no less favorable than those in effect on the date of this Agreement; and provided further that the annual cost of such insurance shall not be greater than 125% the cost of such "tail" insurance to Mid-Coast and Waldoboro as of the Effective Date. In addition to and without limiting the foregoing, if the Effective Date shall be prior to May 11, 2000, Mid-Coast shall prepay the cost of such "tail" insurance for a one year period commencing on May 11, 2000.

     10.4 Indemnification. From and after the Effective Date through the sixth anniversary of the Effective Date, Union Bankshares shall indemnify and hold harmless each present and former director, officer and employee of Mid-Coast and Waldoboro determined as of the Effective Date (the "Indemnified Parties") against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages or liabilities (collectively, "Costs") incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of matters existing or occurring at or prior to the Effective Date, whether asserted or claimed prior to, at or after the Effective Date, to the fullest extent to which such Indemnified Parties were entitled under Delaware law and Mid-Coast's Certificate of Incorporation and Bylaws as in effect on the date hereof.

     Any Indemnified Party wishing to claim indemnification under this Section 10.4, upon learning of any such claim, action, suit, proceeding or investigation, shall promptly notify Union Bankshares, but the failure to so notify shall not relieve Union Bankshares of any liability it may have to such Indemnified Party if such failure does not materially prejudice Union Bankshares. In the event of any such claim, action, suit, proceeding or investigation (whether arising before or after the Effective Date), (i) Union Bankshares shall have the right to assume the defense thereof and Union Bankshares shall not be liable to such Indemnified Parties for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof, except that if Union Bankshares elects not to assume such defense or counsel for the Indemnified Parties advises that there are issues which raise conflicts of interest between Union Bankshares and the Indemnified Parties, the Indemnified Parties may retain counsel which is reasonably satisfactory to Union Bankshares, and Union Bankshares shall pay, promptly as statements therefore are received, the reasonable fees and expenses of such counsel for the Indemnified Parties (which may not exceed one firm in any jurisdiction unless the use of one counsel for such Indemnified Parties would present such counsel with a conflict of interest), (ii) the Indemnified Parties will cooperate in the defense of any such matter, and (iii) Union Bankshares shall not be liable for any settlement effected without its prior written consent.

     In the event that Union Bankshares or any of its respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each such case, the successors and assigns of such entity shall assume the obligations set forth in this Section 10.4, which obligations are expressly intended to be for the irrevocable benefit of, and shall be enforceable by, each of the Indemnified Parties and his or her heirs or Representatives subject to the limitations set forth in this Article 10.

                                   ARTICLE 11

                            TERMINATION AND REMEDIES

     For purposes of this Agreement, any reference to Union Bankshares in this
Article 11 shall be deemed to include Union Bankshares and Union Trust and any reference to Mid-Coast in this Article 11 shall be deemed to include Mid-Coast and Waldoboro.

     11.1 Parties' Joint Remedies. In the event any Regulatory Authority imposes requirements that do not meet the standards for termination as set forth in Section 11.2, then the Parties agree to amend this Agreement to conform to such regulatory requirements; provided however, that no Party shall be obligated to agree to such amendment, if in its sole discretion such amendment would require a new vote of its stockholders to approve the Agreement, as amended, or if it otherwise causes a material change in the terms of the Agreement or the Merger such that either Party's Board of Directors no longer deems the Merger to be in the best interest of such Party's stockholders; and provided further that such amendment shall only be made in accordance with Section 12.6.

     11.2 Termination. This Agreement may be terminated and the Merger abandoned, either before or after approval by the stockholders of Mid-Coast and Union Bankshares any time prior to the Effective Date as follows:

          (a) At any time on or prior to the Effective Date, by the mutual consent of the Parties hereto;

          (b) By either Party hereto, at any time after any Regulatory Authority or Bank Regulator has denied any application for any approval or clearance required to be obtained as a condition to the consummation of the Merger or the Subsidiary Merger and the time period for all appeals or requests for reconsideration thereof has expired;

          (c) By Union Bankshares, if holders of twenty percent (20%) or more of the outstanding Mid-Coast Common Stock exercise statutory appraisal rights pursuant to Section 262 of the DGCL;

          (d) By either Party (provided that the terminating Party is not then in material breach of any representation, warranty, covenant, or other agreement contained in this Agreement) in the event of a material breach by the other Party of any representation or warranty contained in this Agreement which cannot be or has not been cured within 30 days after the giving of written notice to the breaching Party of such breach, such that the conditions set forth in Sections 8.2(a) and 8.3(a), as applicable, would not then be satisfied by the breaching Party; or

          (e) By either Party (provided that the terminating Party is not then in material breach of any representation, warranty, covenant, or other agreement contained in this Agreement) in the event of a material breach of the other Party of any covenant or agreement contained in this Agreement which cannot be or has not been cured within 30 days after the giving of written notice to the breaching Party of such breach, such that the conditions set forth in Sections 8.2(a) and 8.3(a), as applicable, would not then be satisfied by the breaching Party; or

          (f) By either Party (provided that the terminating Party is not then in material breach of any representation, warranty, covenant or other agreement contained in this Agreement) in the event (i) any Consent of any Regulatory Authority (other than as set forth under Section 11.2(b) required for consummation of the Merger and the Subsidiary Merger and the other transactions contemplated hereby and thereby shall have been denied by final non-appealable action of such authority or if any action taken by such authority is not appealed within the time limit for appeal such that the conditions set forth in Section 11.2(b) would not be satisfied, or (ii) the stockholders of Union Bankshares or Mid-Coast fail to vote their approval of the matters relating to this Agreement and the transactions contemplated hereby at the special meeting of stockholders where such matters were presented to such stockholders for approval and voted upon; or

          (g) By either Party in the event that the Merger shall not have been consummated by December 31, 2000, if the failure to consummate the transactions contemplated hereby on or before such date is not caused by any breach of this Agreement by the Party electing to terminate pursuant to this Section 11.2(g); or

          (h) By either Party (provided that the terminating Party is not then in material breach of any representation, warranty, covenant, or other agreement contained in this Agreement) in the event that any of the conditions precedent to the obligations of such Party to consummate the Merger or the Subsidiary Merger cannot be satisfied or fulfilled by the date specified in Section 11.2(g); or

          (i) By either Party, if: (i) the Board of Directors of Mid-Coast shall have authorized, recommended, publicly proposed or publicly announced an intention to authorize, recommend or propose to the stockholders of Mid-Coast, or has entered into an agreement with any Person (other than Union Bankshares) to effect an alternative Acquisition Proposal or (ii) a tender offer or exchange offer for 25% or more of the outstanding shares of Mid-Coast Common Stock is commenced and the Board of Directors of Mid-Coast recommends that the stockholders of the company tender their shares in such tender or exchange offer; provided that Mid-Coast shall not be entitled to exercise any termination rights under clause (i) or (ii) of this Section 11.2(i) unless (x) any action of the Board of Directors of Mid-Coast is taken in good faith by the Board of Directors of Mid-Coast after consultation with and consideration of the advice of its outside counsel and financial advisors, in order to discharge properly its fiduciary duties to its stockholders and (y) Mid-Coast has complied with its obligations in
     Article 8;

          (j) By Union Bankshares, if the Board of Directors of Mid-Coast shall withdraw, modify or change its approval or recommendation of this Agreement, the Option Agreement, the Subsidiary Merger or the Merger in a manner adverse to Union Bankshares, provided that Union Bankshares is not then in material breach of any representation, warranty, covenant or agreement contained in this Agreement;

          (k) By Mid-Coast, if the Board of Directors of Union Bankshares shall withdraw, modify or change its approval or recommendation of this Agreement or the Merger in any manner adverse to Mid-Coast, provided that Mid-Coast is not then in material breach of any representation, warranty, covenant or agreement contained in this Agreement.

          (l) By Union Bankshares if, in the opinion of its environmental consultant, Woodard & Curran, Inc. (a) any of the Phase I site assessments conducted pursuant to Section 5.11 reveals the presence of any condition at any Mid-Coast Property which creates or has the potential to create a Liability on the part of any of Mid-Coast, Waldoboro, Union Bankshares or Union Trust (an "Environmental Condition") and (b) where such Liability would be in excess of $25,000.00 as a result of any one or a combination of the following (i) further investigation of the Environmental Condition, necessary or desirable in the reasonable opinion of Union Bankshares, its environmental consultant or its counsel, including but not limited to a Phase II site assessment; (ii) obtaining environmental insurance for coverage of all Liabilities related to the Environmental Condition including but not limited to, remediation, personal and property damage, legal liability and business interruption, all on terms and conditions satisfactory to Union Bankshares in its reasonable discretion; (iii) any remediation activities, necessary or desirable in the reasonable opinion of Union Bankshares, its environmental consultant or its counsel, with respect to the Environmental Condition, whether or not such activities are compulsory or voluntary under any applicable Law or Governmental Authority; and (iv) the diminution in value of the effected Mid-Coast Property as a result of the presence of the Environmental Condition, as compared to the fair market value of such property in the absence of such Environmental Condition, where such diminution is determined by a licensed appraisal firm, mutually acceptable to Mid-Coast and Waldoboro, and in each case (clauses (i) through (iv) inclusive) including but not limited to, the reasonable fees and expenses of consultants, engineers, contractors, appraisal firms and attorneys.

     11.3 Effect of Termination. In the event of the termination and abandonment of this Agreement pursuant to Section 11.2, this Agreement shall become void and have no effect, except that (i) the provisions of Article 12 shall survive any such termination and abandonment, and (ii) a termination pursuant to Sections 11.1(d), 11.1(e) or 11.1(h) shall not relieve the breaching Party from Liability for an uncured willful breach of a representation, warranty, covenant, or agreement giving rise to such termination.

     11.4 Non-Survival of Representations and Covenants. The respective representations, warranties, obligations, covenants, and agreements of the Parties shall not survive the Effective Date except this Section 11.4 and Articles 1, 2, 3, 4 and 12 and Section 10.3 and 10.4.

                                   ARTICLE 12

                                 MISCELLANEOUS

     12.1 Entire Agreement. This Agreement (and the documents, instruments and certificates contemplated hereby) embodies the entire understanding of the Parties in relation to the subject matter herein and supersedes all prior understandings or agreements, oral or written, between the Parties hereto.

     12.2 Headings. The headings and subheadings in this Agreement, except the terms identified for definition in Article 1 and elsewhere in this Agreement, are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

     12.3 Duplicate Originals. This Agreement may be executed in any number of duplicate originals, any one of which when fully executed by all Parties shall be deemed to be an original without having to account for the other originals.

     12.4 Governing Law. This Agreement and the rights and obligations hereunder shall be governed and construed by the laws of the State of Maine.

     12.5 Successors; No Third Party Beneficiaries. All terms and conditions of this Agreement shall be binding on the successors and assigns of Mid-Coast, Acquisition Company and Union Bankshares. Except as otherwise specifically provided in this Agreement including but not limited to Section 10.1, nothing expressed or referred to in this Agreement is intended or shall be construed to give any Person other than Mid-Coast, Acquisition Company and Union Bankshares any legal or equitable right, remedy or claim under or in respect of this Agreement or any provisions contained herein, it being the intention of the Parties hereto that this Agreement, the obligations and statements of responsibilities hereunder, and all other conditions and provisions hereof are for the sole and exclusive benefit of Mid-Coast, Acquisition Company and Union Bankshares and for the benefit of no other Person.

     12.6 Modification; Assignment. To the extent permitted by Law, this Agreement may be amended by a subsequent writing signed by each of the Parties upon the approval of each of the Parties, whether before or after stockholder approval of this Agreement has been obtained; provided, that after any such approval by the holders of Mid-Coast Common Stock, there shall be made no amendment that requires further approval by such stockholders without the further approval of such stockholders; and further provided, that after any such approval by the holders of Union Bankshares Common Stock, the provisions of this Agreement shall not be amended after the special meeting of the stockholders of Union Bankshares in a manner adverse to the holders of Union Bankshares Common Stock without any requisite approval of the holders of the issued and outstanding shares of Union Bankshares Common Stock entitled to vote thereon.

     12.7 Notice. Any notice, request, demand, consent, approval or other communication to any Party hereof shall be effective when received and shall be given in writing, and delivered in person against receipt thereof, or sent by certified mail, postage prepaid or courier service at its address set forth below or at such other address as it shall hereafter furnish in writing to the others. All such notices and other communications shall be deemed given on the date received by the addressee or its agent.

     To: Mid-Coast
     Mid-Coast Bancorp, Inc.
     1768 Atlantic Highway
     Waldoboro, Maine 04572
     Attn: Wesley E. Richardson
     Fax Number: (207) 832-7516

     Copy to: Richard Schaberg, Esq.
     Thacher Proffitt & Wood
     1700 Pennsylvania Avenue, N.W.
     Washington, DC 20006
     Fax Number: (202) 626-1930

     To: Union Bankshares or the Acquisition Company
     Union Bankshares Co.
     66 Main Street
     P. O. Box 479
     Ellsworth, Maine 04605
     Attn: Peter A. Blyberg
     Fax Number: (207) 667-2865

     Copy to: Kenneth F. Ehrlich, Esq.
     Peabody and Arnold LLP
     50 Rowes Wharf
     Boston, Massachusetts 02110
     Fax Number: (617) 951-2125

     12.8 Waiver. Mid-Coast and Union Bankshares may waive their respective rights, powers or privileges under this Agreement; provided that such waiver shall be in writing; and further provided that no failure or delay on the part of Mid-Coast or Union Bankshares to exercise any right, power or privilege under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege by Mid-Coast or Union Bankshares under the terms of this Agreement, nor will any such waiver operate or be construed as a future waiver of such right, power or privilege under this Agreement.

     12.9 Fees and Expenses.

     (a) Except as otherwise provided in this Section 12.9, each of the Parties shall bear and pay all direct costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including filing, registration and application fees, printing fees, and fees and expenses of its own financial or other consultants, investment bankers, accountants, and counsel, except that each of the Parties shall bear and pay one-half of the filing fees payable in connection with the Joint Proxy Statement and printing costs incurred in connection with the printing of the Joint Proxy Statement.

     (b) Notwithstanding Section 12.9(a) above, if this Agreement is terminated by Union Bankshares in accordance with Sections 11.2(d), (e) (i) or (j), Mid-Coast shall be liable to Union Bankshares for all out-of-pocket costs and expenses, including, without limitation, the reasonable fees and expenses of lawyers, accountants and investment bankers, incurred by Union Bankshares in connection with the entering into of this Agreement and the carrying out of any and all acts contemplated hereunder ("Expenses").

     (c) Notwithstanding Section 12.9(a) above, if this Agreement is terminated by Mid-Coast in accordance with Sections 11.2(d), (e) (i) or (k), Union Bankshares shall be liable to Mid-Coast for all of its Expenses.

     (d) The Payment of Expenses is not an exclusive remedy, but is in addition to any other rights or remedies available to either Party hereto at law or in equity.

     12.10 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provisions of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

     12.11 Enforcement of Agreement. The Parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

     12.12 Brokers and Finders. In the event of a claim by any broker or finder based upon his or its representing or being retained by or allegedly representing or being retained by Union Bankshares or by Mid-Coast, each of Mid-Coast and Union Bankshares, as the case may be, agrees to indemnify and hold the other Party harmless of and from any Liability in respect of any such claim.

     12.13 Mutual Covenant of Best Efforts and Good Faith. The Parties mutually covenant and agree with each other that they will use their best efforts to consummate the transactions herein contemplated and that they will act and deal with each other in good faith as to this Agreement and all matters arising from or related to it.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Parties hereto have caused this Amended and Restated Agreement and Plan of Merger to be executed by their duly authorized representatives as of the date first above written.


Attest:                                              MID-COAST BANCORP, INC.

/s/ WAITE WESTON                                     By: /s/ WESLEY E. RICHARDSON
---------------------------------------------------  ---------------------------------------------------
                                                     Name: Wesley E. Richardson
                                                     Title: President
Attest:                                              UNION BANKSHARES COMPANY

/s/ SALLY J. HUTCHINS                                By: /s/ PETER A. BLYBERG
---------------------------------------------------
                                                     ---------------------------------------------------
                                                     Name: Peter A. Blyberg
                                                     Title: President
Attest:
                                                     UBC ACQUISITION COMPANY, INC.

/s/ SALLY J. HUTCHINS
                                                     By: /s/ PETER A. BLYBERG
---------------------------------------------------  ---------------------------------------------------
                                                     Name: Peter A. Byberg
                                                     Title: President

                                                                      APPENDIX B

                                   EXHIBIT A

 AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER BY AND BETWEEN THE WALDOBORO
                      BANK, F.S.B. AND UNION TRUST COMPANY

     This Amended and Restated Agreement and Plan of Merger (the "Subsidiary Merger Agreement") is made and entered into as of the date set forth below by and between Union Trust Company, a Maine trust company ("Union Trust") with its principal place of business located at 66 Main Street, Ellsworth, Maine 04605, and The Waldoboro Bank, F.S.B., a federally chartered savings association ("Waldoboro") with its principal place of business located at 1768 Atlantic Highway, P.O. Box 589, Waldoboro, Maine 04572.

                                    RECITALS

     WHEREAS, Union Trust is a wholly-owned subsidiary of Union Bankshares Company, a Maine corporation ("Union Bankshares"), and Waldoboro is a wholly-owned subsidiary of Mid-Coast Bancorp, Inc., a Delaware corporation ("Mid-Coast"); and


     WHEREAS, Union Bankshares and Mid-Coast have entered into an Amended and Restated Agreement and Plan of Merger dated as of June 20, 2000 (the "Plan") (the defined terms in which are used herein as defined therein) providing for the merger of Mid-Coast with a wholly-owned subsidiary of Union Bankshares; subsequently Mid-Coast will be merged up and into Union Bankshares;


     WHEREAS, Mid-Coast and Union Bankshares are required to take all action necessary and appropriate to cause Waldoboro to merge with and into Union Trust under the terms set forth herein and in the Plan; and

     WHEREAS, Union Trust and Waldoboro (collectively, the "Constituent Corporations") and their respective Boards of Directors deem it advisable that Waldoboro be merged with and into Union Trust (the "Subsidiary Merger") pursuant to the provisions of Title 12 of the Code of Federal Regulations ("CFR") sec.sec.552.13 and 563.22, and Title 9-B of the Maine Revised Statutes Annotated sec.sec.351 and 352, respectively, and upon the terms and conditions hereinafter set forth and in the Plan;

     NOW THEREFORE, the Constituent Corporations hereby make, adopt, and approve this Subsidiary Merger Agreement and prescribe the terms and conditions of the Subsidiary Merger and the mode of carrying out the Subsidiary Merger as follows:

                                   ARTICLE 1

                             THE SUBSIDIARY MERGER

     Upon the terms and subject to the conditions hereinafter set forth, Waldoboro shall be merged with and into Union Trust and the separate existence of Waldoboro shall cease. Upon consummation of the Subsidiary Merger, Union Trust shall continue as the surviving corporation.

                                   ARTICLE 2

                            EFFECTIVE DATE AND TIME

     The Subsidiary Merger shall be effective subsequent to the Effective Date at noon time as the parties shall determine (the "Subsidiary Effective Date").

                                   ARTICLE 3

                      ARTICLES OF INCORPORATION AND BYLAWS

     The Articles of Incorporation, as amended (the "Articles of Incorporation") and By-Laws of Union Trust shall not be amended as a result of the Subsidiary Merger. The Articles of Incorporation of Union Trust in effect immediately prior to the Subsidiary Effective Date shall be the Articles of Incorporation of the surviving corporation until duly amended or repealed. The Bylaws of Union Trust in effect immediately prior to the Subsidiary Effective Date shall be the Bylaws of the surviving corporation until duly amended or repealed.

                                   ARTICLE 4

                            NAME OF SURVIVING ENTITY

     The name of the surviving corporation shall be "Union Trust Company."

                                   ARTICLE 5

                             CANCELLATION OF SHARES

     On the Subsidiary Effective Date, each authorized share of common stock, $1.00 par value, of Waldoboro ("Waldoboro Common Stock"), whether issued and outstanding immediately prior to the Subsidiary Effective Date or held in treasury, shall by virtue of the Subsidiary Merger be cancelled and terminated. Shareholders of Mid-Coast, the owner of the Waldoboro Common Stock, will be paid cash consideration for their shares in accordance with the Plan.

                                   ARTICLE 6

                           CERTAIN EFFECTS OF MERGER

     On the Subsidiary Effective Date, all of the Assets then owned by Waldoboro, or which would inure to it, shall immediately by operation of law and without any conveyance or transfer or without any further action or deed, be vested in and become the property of Union Trust, which shall have, hold and enjoy the same in its own right as fully and to the same extent as the same were possessed, held and enjoyed by Waldoboro prior to such Merger, and all of the rights and obligations of Waldoboro shall remain unimpaired, and Union Trust, on the Subsidiary Effective Date, shall succeed to all such rights, obligations, duties and liabilities connected therewith.

                                   ARTICLE 7

                             DIRECTORS AND OFFICERS

     The directors of Union Trust in office immediately prior to the Subsidiary Effective Date, together with such additional persons as may thereafter be elected, shall serve as the directors of the surviving corporation from and after the Subsidiary Effective Date in accordance with the Bylaws of the surviving corporation. The names, addresses and occupations of the directors of the surviving corporation are set forth on Appendix A hereto, which is hereby incorporated herein. The officers of Union Trust in office immediately prior to the Subsidiary Effective Date, together with such additional persons as may thereafter be elected, shall serve as the officers of the surviving corporation from and after the Subsidiary Effective Date in accordance with the Bylaws of the surviving corporation. The names and addresses of the officers of the surviving corporation are set forth on Appendix B hereto, which is hereby incorporated herein.

                                   ARTICLE 8

                      CERTAIN NOTIFICATIONS AND APPROVALS

     The Subsidiary Merger shall not be effective unless and until a notification pursuant to 12 CFR sec.563.22(b) has been filed with the Office of Thrift Supervision (the "OTS"). This Subsidiary Merger Agreement is subject to the approval of the Superintendent of the Bureau of Banking and Mid-Coast and Union Bankshares, as the stockholders, respectively, of the Constituent Corporations.

                                   ARTICLE 9

                                SAVINGS ACCOUNTS

     The savings accounts of the surviving corporation shall be issued in the same manner in which they were issued by Union Trust prior to the Subsidiary Merger.

                                   ARTICLE 10

                              LIQUIDATION ACCOUNT

     Union Trust shall assume on the Subsidiary Effective Date any liquidation account maintained on the books and records of Waldoboro prior to the Subsidiary Merger.

                                   ARTICLE 11

                  PRINCIPAL AND BRANCH OFFICES OF UNION TRUST

     Upon completion of the Subsidiary Merger, the principal office of Union Trust, the resulting institution, shall be located at 66 Main Street, Ellsworth, Maine 04605, which was Union Trust's principal office prior to the Subsidiary Merger. Branch offices of the resulting institution shall be located at:

     43 Cottage Street, Bar Harbor, Maine 04609
     Main Street, Blue Hill, Maine 04614
     Main Street, Castine, Maine 04421
     Main Street, Cherryfield, Maine 04622
     Ellsworth Shopping Center, Ellsworth, Maine 04605
     Main Street, Jonesport, Maine 04649
     U.S. Route 1, Machias, Maine 04654
     Main Street, Milbridge, Maine 04658
     Routes 102 and 198, Somesville, Maine 04660
     Atlantic Avenue, Stonington, Maine 04681
     1768 Atlantic Highway, Waldoboro, Maine 04572
     3 Starrett Drive, Belfast, Maine 04915
     73 Camden Street, Rockland, Maine 04841
     Route 32, Jefferson, Maine 04348

                                     ARTICLE 12

                        CAPITAL, NUMBER OF SHARES, PAR VALUE

     The total capital of Union Trust as of December 31, 1999 was $27,642,991. The total capital of Union Trust on a pro forma basis upon consummation of the Subsidiary Merger shall be $36,645,000. The number of authorized and issued and outstanding shares of each class of equity security of Union Trust and the par value of each of those classes as of December 31, 1999, which shall be the same upon consummation of the Subsidiary Merger, are as follows:

CLASS   PAR VALUE        NUMBER OF SHARES

Common    $12.50     Authorized:     1,200,000
                     Issued:           582,394
                     Outstanding:      582,394

                                   ARTICLE 13

                          RIGHT TO ABANDON MERGER PLAN

     The foregoing provisions notwithstanding, this Subsidiary Merger Agreement may be abandoned at any time prior to the Subsidiary Effective Date by the votes of the Boards of Directors of the Constituent Corporations, respectively.

                                   ARTICLE 14

                    OBLIGATIONS SUBJECT TO PLAN; COOPERATION

     The obligations of the Constituent Corporations to effect the Subsidiary Merger shall be subject to the satisfaction in full of all the terms and conditions of the Plan by Union Bankshares and Mid-Coast. The Constituent Corporations each hereby undertake to do all such things which may be desirable or necessary in order to effectuate the Subsidiary Merger including, without limitation, obtaining approval or consent of the appropriate Bank Regulators and taking all steps as may be necessary under Law to effect the Subsidiary Merger.

                                   ARTICLE 15

                                 GOVERNING LAW

     This Subsidiary Merger Agreement shall be governed by and interpreted under the laws of the State of Maine.

                                   ARTICLE 16

                                  INTEGRATION

     This Subsidiary Merger Agreement completely expresses the obligations of the Constituent Corporations and supersedes all other agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof; provided however, that notwithstanding the foregoing, in the event of a conflict between any provision of this Subsidiary Merger Agreement, and the Plan, the provisions of the Plan shall govern.

                                   ARTICLE 17

                               NOTICE PROVISIONS

     All notices required or permitted hereunder shall be in writing and shall be addressed to the receiving party at its Notice Address set forth in this Subsidiary Merger Agreement and shall be given in conformity with the Notice Provisions set forth in the Plan.

                                   ARTICLE 18

                                NOTICE ADDRESSES

     If to Union Trust:

     Union Bankshares Company
     66 Main Street
     P.O. Box 479
     Ellsworth, Maine 04605
     Attn: Peter A. Blyberg
     Fax Number: (207) 667-2865

     With a copy to:

     Kenneth F. Ehrlich, Esquire
     Peabody & Arnold LLP
     50 Rowes Wharf
     Boston, MA 02110
     Telecopier: (617) 951-2125

     If to Waldoboro:

     Mid-Coast Bancorp, Inc.
     1768 Atlantic Highway
     Waldoboro, Maine 04572
     Attn: Wesley E. Richardson
     Fax Number: (207) 832-7516

     With a copy to:

     Richard Schaberg, Esquire
     Thacher Proffitt & Wood
     1700 Pennsylvania Avenue, N.W.
     Washington, DC 20006
     Fax Number: (202) 347-6238

                                     ARTICLE 19

                                   BINDING EFFECT

     This Subsidiary Merger Agreement shall extend to and be obligatory upon the successors and assigns of the respective Constituent Corporations.

               [Remainder of This Page Intentionally Left Blank.]

     IN WITNESS WHEREOF, the Constituent Corporations have caused this Amended and Restated Agreement and Plan of Merger to be executed by their duly authorized representatives as of the date set forth below.


Attest:                                         THE WALDOBORO BANK, F.S.B.

/s/ WAITE WESTON                                By: /s/ WESLEY E. RICHARDSON
-----------------------------------------       ------------------------------------------------------
                                                Name: Wesley E. Richardson
                                                Title: President
Attest:                                         UNION TRUST COMPANY

/s/ SALLY J. HUTCHINS                           By: /s/ PETER A. BLYBERG
-----------------------------------------       ------------------------------------------------------
                                                Name: Peter A. Blyberg
                                                Title: President



DATE: June 20, 2000

                                   APPENDIX A

     The names, addresses and occupations of the surviving corporation's directors are as follows.

NAME                                   ADDRESS                         OCCUPATION
----                                   -------                         ----------
Arthur J. Billings........  Post Office Box 194            President, Barter Lumber Company
                            Deer Isle, Maine 04627
Peter A. Blyberg..........  Pleasant Street                President and CEO of Union
                            Post Office Box 496            Bankshares Company and Union Trust
                            Blue Hill, Maine 04614         Company
Robert S. Boit............  RR1-Box 29                     Retired; former President and CEO
                            Penobscot, Maine 04476         of Union Bankshares Company and
                                                           Union Trust Company
Blake B. Brown............  13 Westwood Drive              President and owner, Brown's
                            Post Office Box 669            Appliance and TV
                            Ellsworth, Maine 04605
Richard C. Carver.........  Post Office Box 187            Owner and manager, Carver Oil
                            Beals, Maine 04611             Company and Carver Shellfish, Inc.
Peter A. Clapp............  Post Office Box 600            President, Blue Hill Garage
                            Blue Hill, Maine
Sandra H. Collier.........  RR1-Box 1795                   Attorney at Law, Sandra Hyland
                            Surry, Maine 04684             Collier Law Offices
Robert B. Fernald.........  Post Office Box 99             Treasurer, A.C. Fernald Sons, Inc.
                            Mount Desert, Maine 04660      and Jordan-Fernald
Douglas A. Gott...........  110 Bass Harbor Road           Owner, Douglas A. Bott & Sons
                            Southwest Harbor, Maine 04679  General Contractors
David B. Honey............  HC 31-Box 440                  Retired; former Manager, Swans
                            Great Pond Road                Island Electric Cooperative
                            Aurora, Maine 04408
James L. Markos, Jr. .....  Post Office Box 965            General Manager, Maine Shellfish
                            Blue Hill, Maine 04614         Company, Inc.
Casper G. Sargent, Jr. ...  Post Office Box 368            Owner, Sargent's Real Estate
                            Ellsworth, Maine 04605         Corporation
John V. Sawyer II.........  Post Office Box 501            Chairman of the Board of Union
                            Jonesport, Maine 04649         Bankshares Company and Union Trust
                                                           Company; Retired; former
                                                           President, Worcester-Sawyer
                                                           Insurance Agency and Real Estate
Stephen C. Shea...........  20 Park Street                 Treasurer, E.L. Shea, Inc.;
                            Ellsworth, Maine 04605         President, Shea Leasing
Richard W. Teele..........  18 Elm Street                  Secretary of Union Bankshares
                            Ellsworth, Maine 04605         Company and Union Trust Company
                                                           Retired; former Executive Vice
                                                           President and Treasurer of Union
                                                           Bankshares Company and Union Trust
                                                           Company

NAME                                   ADDRESS                         OCCUPATION
----                                   -------                         ----------
Paul L. Tracy.............  Post Office Box 100            President and owner, Winter Harbor
                            Gouldsboro, Maine 04607        Insurance Agency; Vice President
                                                           and co-owner, Schoodic Insurance
                                                           Services; Vice President and
                                                           co-owner, MDI Insurance Agency;
                                                           Co-owner, Grindstone Financial
                                                           Group LLC
Richard W. Whitney........  Post Office Box 593            Dentist
                            Ellsworth, Maine 04605

                                   APPENDIX B

     The names and addresses of the officers, as that term is defined in Maine Revised Statutes Annotated Title 9-B, sec.131 (26-C), of the surviving corporation are as follows.

NAME                                                          ADDRESS
----                                                          -------
John V. Sawyer II....................................  Post Office Box 501
                                                       Jonesport, Maine 04649
Peter A. Blyberg.....................................  Pleasant Street
                                                       Post Office Box 496
                                                       Blue Hill, Maine 04614
John P. Lynch........................................  62 Beals Avenue
                                                       Ellsworth, Maine 04605
Sally J. Hutchins....................................  Box 23
                                                       Penobscot, Maine 04476
Peter F. Greene......................................  Ridge Road-Addison
                                                       RR1-Box 2191A
                                                       Addison, Maine 04606
Rebecca J. Sargent...................................  13 Barrett Way
                                                       Ellsworth, Maine 04605
Richard W. Teele.....................................  18 Elm Street
                                                       Ellsworth, Maine 04605
Robert E. Carter, Jr. ...............................  Post Office Box 254
                                                       17 White Street
                                                       Warren, Maine 04864

                                                                      APPENDIX C

                         TRIDENT SECURITIES LETTERHEAD


                                 June 27, 2000


Board of Directors
Mid-Coast Bancorp, Inc.
1768 Atlantic Highway
Waldoboro, Maine 04572

Members of the Board:


     You have requested our opinion as to the fairness, from a financial point of view, to the stockholders of common stock (the "Mid-Coast Common Stock") of Mid-Coast Bancorp, Inc., Waldoboro, Maine ("Mid-Coast"), of the consideration (as defined below) to be received by such shareholders in a merger (the "Merger") of Mid-Coast with and into Union Bankshares Company, Ellsworth, Maine ("Union"), pursuant to the Amended and Restated Agreement and Plan of Merger dated June 20, 2000 (the "Agreement"). Unless otherwise noted, all terms used herein will have the same meaning as defined in the Agreement.


     As more specifically set forth in the Agreement, and subject to a number of conditions and procedures described in the Agreement, in the Merger each of the issued and outstanding shares of Mid-Coast Common Stock (other than shares held in treasury and shares as to which dissenters' rights of appraisal have been effected in accordance with applicable provisions of Delaware law) shall be exchanged for $15.875 of cash and each vested option to purchase Mid-Coast Common Stock will be exchanged for an amount of cash equal to $15.875 less the exercise price for such option (collectively referred to as the "Merger Consideration").

     Trident Securities ("Trident"), a division of McDonald Investments, Inc., is a financial consulting and investment banking firm experienced in the valuation of business enterprises with considerable experience in the valuation of thrift institutions. In the past, Trident has provided financial advisory services for Mid-Coast and has received fees for the rendering of these services. In addition, in the ordinary course of our business we may trade the securities of Union or Mid-Coast for our own account and for the accounts of our customers and, accordingly, may at any one time hold a long or short position in such securities. Trident is not affiliated with Union or Mid-Coast.


     In connection with rendering our opinion, we have reviewed and analyzed, among other things, the following: (i) the Agreement, including the exhibits and schedules thereto; (ii) certain publicly available information concerning Mid-Coast, including Mid-Coast's Annual Reports on Form 10-KSB for each of the years in the three year period ended March 31, 2000 and its Quarterly Reports on Forms 10-QSB for the quarters ended June 30, 1999, September 30, 1999, and December 31, 1999; (iii) certain publicly available information concerning Union, including Union's Annual Reports on Forms 10-K for the years ended December 31, 1999 and December 31, 1998 and Form 10-Q for the quarter ended March 31, 2000; (iv) certain other internal information, primarily financial in nature, concerning the business and operations of Mid-Coast furnished to us by Mid-Coast for purposes of our analysis; (v) information with respect to the trading market for Mid-Coast Common Stock; (vi) certain publicly available information with respect to other companies that we believe to be comparable to Mid-Coast and the trading markets for such other companies' securities; and
(vii) certain publicly available information concerning the nature and terms of certain other transactions that we consider relevant to our inquiry. We have also met with certain officers and employees of Mid-Coast to discuss the business and prospects of Mid-Coast, as well as other matters we believe relevant to our inquiry.

TRIDENT SECURITIES LETTERHEAD

JUNE 27, 2000

BOARD OF DIRECTORS
PAGE 2


     In our review and analysis and in arriving at our opinion, we have assumed and relied upon the accuracy and completeness of all of the financial and other information provided to us or publicly available, and we have assumed and relied upon the representations and warranties of Mid-Coast and Union contained in the Agreement. We have not been engaged to, and have not independently attempted to, verify any of such information. We have not conducted a physical inspection or appraisal of any of the assets, properties or facilities of Mid-Coast nor have we been furnished with any such evaluation or appraisal. We have also assumed that the conditions to the Merger as set forth in the Agreement would be satisfied and that the Merger would be consummated on a timely basis in the manner contemplated by the Agreement.


     It should be noted that this opinion is based on economic and market conditions and other circumstances existing on, and information made available as of, the date hereof and does not address any matters subsequent to such date. In addition, our opinion is, in any event, limited to the fairness, as of the date hereof, from a financial point of view, of the consideration to be received and does not address Mid-Coast's underlying business decision to effect the Merger or any other terms of the Merger.

     We have acted as financial advisor to Mid-Coast in connection with the Merger and will receive from Mid-Coast a fee for our services, a significant portion of which is contingent upon the consummation of the Merger, as well as Mid-Coast's agreement to indemnify us under certain circumstances.

     It is understood that this opinion was prepared solely for the confidential use of the Board of Directors and senior management of Mid-Coast and may not be disclosed, summarized, excerpted from or otherwise publicly referred to without our prior written consent. We are permitted to include this opinion as an amendment to the proxy statement to stockholders. Our opinion does not constitute a recommendation to any stockholder of Mid-Coast as to how such stockholder should vote at the stockholders' meeting held in connection with the Merger.

     Based upon and subject to the foregoing and such other matters as we consider relevant, it is our opinion that as of the date hereof, the Merger Consideration is fair, from a financial point of view, to the stockholders of Mid-Coast.

                                          Very truly yours,


                                          /s/ TRIDENT SECURITIES


                                          TRIDENT SECURITIES,
                                          A Division of McDonald Investments,
                                          Inc.

                                                                      APPENDIX D
--------------------------------------------------------------------------------
                      NEW ENGLAND BUSINESS ADVISORS, INC.
                                40 SALEM STREET
                         LYNNFIELD, MASSACHUSETTS 01940
--------------------------------------------------------------------------------

(781) 246-6272                  PRINCIPALS
FAX (781) 246-5848         STEPHEN F. O'SULLIVAN
E-MAIL NEBUSADV@SHORE.NET    KAREN A. KEZERIAN


June 27, 2000


Board of Directors
Union Bankshares Company
66 Main Street
Post Office Box 479
Ellsworth, Maine 04605

Ladies and Gentlemen:


You have requested our opinion as to the fairness, from a financial point of view, to the shareholders of Union Bankshares Company ("Union") of the consideration paid in connection with its proposed merger with Mid-Coast Bancorp, Inc. ("Mid-Coast") (the "Transaction") pursuant to and in accordance with the terms of the Amended and Restated Agreement and Plan of Merger (the "Agreement") entered into by and between Mid-Coast, Union and UBC Acquisition Company, Inc. ("Acquisition Company"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.



Pursuant to the Agreement, Mid-Coast will merge with and into Acquisition Company (the "Merger") and Mid-Coast's banking subsidiary, The Waldoboro Bank, F.S.B., will merge with and into Union's subsidiary bank, Union Trust Company ("Union Trust"). The consideration paid to Mid-Coast shareholders for shares of Mid-Coast common stock (excluding shares held by Mid-Coast shareholders who have perfected their dissenters' rights of appraisal) will consist of approximately $11,874,420 in cash.



New England Business Advisors, Inc. ("NEBA"), as part of its bank advisory business, provides investment banking services to its client banks in connection with mergers and acquisitions. We are familiar with Union Trust, having performed other services for it, including Asset/Liability Management, since 1994. We have been retained by the Board of Directors of Union to serve as its financial advisor in connection with this Transaction. NEBA will receive a fee for providing investment banking services for the Transaction, which includes rendering this opinion. We have not advised any party in connection with the Transaction other than Union and we make no recommendation to the shareholders of Union.


In connection with our opinion, we have (1) reviewed the Agreement; (2) held discussions with various members of management of Union and Mid-Coast concerning each company's historical and current operations, financial condition and prospects; (3) reviewed historical consolidated financial and operating data that was publicly available or furnished to us by Union and Mid-Coast; (4) reviewed internal financial analyses, financial and operating forecasts, to the extent publicly available, reports and other information prepared by officers and representatives of Union and Mid-Coast; (5) reviewed certain publicly available information with respect to certain other companies that we believe to be comparable to Mid-Coast; (6) reviewed certain publicly available information concerning the terms of certain other transactions that we deemed relevant to our inquiry; (7) assessed the accretion/dilution to Union's shareholders; and
(8) conducted such other financial studies, analyses and investigations as we deemed appropriate for the purpose of this opinion.

In our review and analysis and in arriving at our opinion, we have assumed and relied upon the accuracy and completeness of all of the financial and other information provided us or publicly available and have assumed and relied upon the representations and warranties of Union and Mid-Coast contained in the Agreement. We have also relied upon the management of Mid-Coast as to the reasonableness and achievability of the financial and operating projections and the assumptions and bases provided to us and we have assumed that such projections reflect the best currently available estimates and judgments of the management of Mid-Coast and that such projections and forecasts will be realized in the amounts and time periods currently estimated by the management. We have not been engaged to assess the achievability of such projections or the assumptions on which they were based and express no view as to such projections or assumptions. In addition, we have not conducted a physical inspection or appraisal of any of the assets, properties or facilities of either Union or Mid-Coast nor have we been furnished with any such evaluation or appraisal. We have also assumed that the conditions to the Transaction would be consummated on a timely basis in the manner contemplated in the Agreement. Our opinion is based upon analyses of the foregoing factors in light of our assessment of general economic, financial and market conditions as they exist and can be evaluated by us as of the date hereof. We express no opinion as to the price or trading range at which shares of Union's Common Stock will trade following the date hereof, or the price or trading range at which the Union's Common Stock will trade upon completion of the Transaction.

It is understood that this opinion is not to be quoted or referred to, in whole or in part (including excerpts or summaries), in any filing, report, document, release or other communication used in connection with the Transaction (unless required to be quoted or referred to by applicable regulatory requirements), nor shall this opinion be used for any other purposes, without our prior written consent, which consent shall not be unreasonably withheld. Furthermore, our opinion is directed to the Board of Directors of Union and does not constitute a recommendation to any shareholder of Union as to how such shareholder should vote at the shareholders' meeting to be held in connection with the Transaction.

Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that, as of the date hereof, the consideration proposed to be paid in the Transaction is fair, from a financial point of view, to Union's shareholders.

Cordially,

/s/ New England Business Advisors, Inc.

New England Business Advisors, Inc.

                                                                      APPENDIX E

                                   EXHIBIT B

                                OPTION AGREEMENT

     This Option Agreement ("Option Agreement") is dated as of March 27, 2000, between Mid-Coast Bancorp, Inc., a Delaware corporation ("Mid-Coast") and Union Bankshares Company ("Union Bankshares"), a Maine corporation.

                                    RECITALS

     WHEREAS, the Boards of Directors of Mid-Coast and Union Bankshares have approved an Agreement and Plan of Merger by and between Union Bankshares and Mid-Coast ("Merger Agreement") dated as of the date hereof providing for the merger of Mid-Coast into Union Bankshares;

     WHEREAS, as a condition to Union Bankshares' entry into the Merger Agreement and to induce such entry, Mid-Coast has agreed to grant to Union Bankshares the option set forth herein to purchase authorized but unissued shares of Mid-Coast Common Stock;

     NOW, THEREFORE, in consideration of the premises herein contained, the parties agree as follows:

     1. Definitions.

     Capitalized terms defined in the Merger Agreement and used herein shall have the same meanings as in the Merger Agreement.

     2. Grant of Option.

     Subject to the terms and conditions set forth herein, Mid-Coast hereby grants to Union Bankshares an option ("Option") to purchase up to 149,960 shares of Mid-Coast Common Stock, at a price of $6.00 per share payable in cash as provided in Section 4 hereof; provided, however, that in the event Mid-Coast issues or agrees to issue any shares of Mid-Coast Common Stock (other than as permitted under the Merger Agreement) at a price less than $6.00 per share (as adjusted pursuant to Section 6 hereof), the exercise price shall be equal to such lesser price; in no event, however, shall the number of shares for which the Option is exercisable exceed 19.9% of Mid-Coast's issued and outstanding Common Stock without giving effect to any shares subject to or issued pursuant to the Option.

     3. Exercise of Option.

     (a) Subject to compliance with applicable laws and regulations and unless Union Bankshares shall have breached in any material respect and failed to cure any material covenant or representation contained in the Merger Agreement, Union Bankshares may exercise the Option, in whole or part, at any time following the occurrence of a Purchase Event (as defined below).

     (b) As used herein, a "Purchase Event" shall mean any of the following events or transactions occurring after the date hereof:

          i. Mid-Coast or any of its Subsidiaries (each an "Mid-Coast Subsidiary"), without having received Union Bankshares' prior written consent, shall have entered into an agreement to engage in an Acquisition Transaction (as hereinafter defined) with any person (the term "person" for purposes of this Agreement having the meaning assigned thereto in Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations thereunder) other than Union Bankshares or any of its Subsidiaries (each a "Union Bankshares Subsidiary") or the Board of Directors of Mid-Coast shall have recommended that the stockholders of Mid-Coast approve or accept any Acquisition Transaction or shall have failed to publicly oppose an Acquisition Transaction, in each case with any person other than Union Bankshares or a Union Bankshares Subsidiary. For purposes of this Agreement, "Acquisition Transaction" shall mean (w) a merger or consolidation, or any similar transaction, involving Mid-Coast or any Significant Subsidiary (as defined in Rule 1-02(w) of Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC") of Mid-Coast, (x) a purchase, lease or other acquisition of all or a substantial portion of the assets of Mid-Coast or any Significant Subsidiary of Mid-Coast, (y) a purchase or other acquisition (including by way of merger, consolidation, share exchange or otherwise) of securities representing 10% or more of the voting power of Mid-Coast or any Significant Subsidiary of Mid-Coast, or (z) any substantially similar transaction; provided, however, that in no event shall any merger, consolidation, purchase, liquidation, dividend in kind, reorganization or similar transaction involving only Mid-Coast and one or more of its Subsidiaries or involving only any two or more of such Subsidiaries, be deemed to be an Acquisition Transaction, provided any such transaction is not entered into in violation of the terms of the Merger Agreement;

          ii. Mid-Coast or any Mid-Coast Subsidiary, without having received Union Bankshares' prior written consent, shall have authorized, recommended, proposed or publicly announced its intention to authorize, recommend or propose, to engage in an Acquisition Transaction with any person other than Union Bankshares or a Union Bankshares Subsidiary, or the Board of Directors of Mid-Coast shall have publicly withdrawn or modified, or publicly announced its intention to withdraw or modify, in any manner adverse to Union Bankshares, its recommendation that the stockholders of Mid-Coast approve the transactions contemplated by the Merger Agreement;

          iii. The shareholders of Mid-Coast shall have voted and failed to approve and adopt the Merger Agreement and the Merger at a meeting which has been held for that purpose or any adjournment or postponement thereof, or such meeting shall not have been held in violation of the Merger Agreement or shall have been canceled prior to termination of the Merger Agreement if, prior to such meeting (or if such meeting shall not have been held or shall have been canceled, prior to such termination), any person (other than the Union Bankshares or a Union Bankshares Subsidiary) shall have made a proposal to Mid-Coast or its stockholders by public announcement or written communication that is or becomes the subject of public disclosure to engage in an Acquisition Transaction;

          iv. Any person other than Union Bankshares, any Union Bankshares Subsidiary or any Mid-Coast Subsidiary shall have acquired beneficial ownership or the right to acquire beneficial ownership of 10% or more of the outstanding shares of Common Stock (the term "beneficial ownership" for purposes of this Option Agreement having the meaning assigned thereto in
     Section 13(d) of the 1934 Act, and the rules and regulations thereunder);

          v. Any person other than Union Bankshares or any Union Bankshares Subsidiary shall have made a bona fide proposal to Mid-Coast or its stockholders by public announcement or written communication that is or becomes the subject of public disclosure to engage in an Acquisition Transaction;

          vi. After an overture is made by a third party to Mid-Coast or its stockholders to engage in an Acquisition Transaction, Mid-Coast shall have breached any covenant or obligation contained in the Merger Agreement and such breach (x) would entitle Union Bankshares to terminate the Merger Agreement and (y) shall not have been cured to the satisfaction of Union Bankshares; or

          vii. Any person other than Union Bankshares or any Union Bankshares Subsidiary, other than in connection with a transaction to which Union Bankshares has given its prior written consent, shall have filed an application or notice with any Regulatory Authority, whether in draft or final form, for approval to engage in an Acquisition Transaction.

     (c) In the event Union Bankshares determines to exercise the Option, it shall send to Mid-Coast a written notice (the date of which being herein referred to as "Notice Date") specifying (i) the total number of shares it will purchase pursuant to such exercise, and (ii) a place and date not earlier than three (3) business days nor later than twenty (20) business days from the Notice Date for the closing of such purchase ("Closing Date"); provided that if prior notification to or approval of any Regulatory Authority is required in connection with such purchase, Union Bankshares shall promptly file the required notice or application for approval and shall expeditiously process the same and the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which any required notification period has expired or been terminated or such approval has been obtained and any requisite waiting period shall have passed.

     (d) The Option shall expire and terminate to the extent not previously exercised, upon the earliest to occur of the following (each a "Termination Event"):

          i. the Effective Date of the Merger; or

          ii. eight (8) months after the occurrence of a Purchase Event; or

          iii. the Merger Agreement is terminated in accordance with its terms except for any termination resulting from a material breach by Mid-Coast of any of its representations, warranties or covenants, or the failure of the stockholders of Mid-Coast to approve the Merger Agreement; or

          iv. (iv) December 31, 2000.

     (e) Notwithstanding the termination of the Option, Union Bankshares shall be entitled to purchase any shares with respect to which it has exercised the Option in accordance with the terms hereof prior to the termination of the Option. The termination of the Option shall not affect any rights hereunder which by their terms extend beyond the date of such termination.

     (f) Mid-Coast shall notify Union Bankshares promptly in writing of the occurrence of any Purchase Event, it being understood that the giving of such notice by Mid-Coast shall not be a condition to the right of Union Bankshares to exercise the Option.

     4. Payment and Delivery of Certificates.

     (a) At the closing referred to in Section 3 hereof, Union Bankshares shall pay to Mid-Coast the aggregate purchase price for the shares of Mid-Coast Common Stock purchased pursuant to the exercise of the Option in immediately available funds by a wire transfer to a bank account designated by Mid-Coast or if no account has been designated in a manner determined to be reasonable by Union Bankshares.

     (b) At such closing, simultaneously with the delivery of cash as provided in subsection (a), Mid-Coast shall deliver to Union Bankshares a certificate or certificates representing the number of shares of Mid-Coast Common Stock purchased by Union Bankshares and Union Bankshares shall deliver to Mid-Coast a letter agreeing that Union Bankshares will not offer to sell or otherwise dispose of such shares in violation of applicable law or the provisions of this Option Agreement.

     5. Representations.

     Mid-Coast hereby represents, warrants and covenants to Union Bankshares as follows:

          (a) Mid-Coast shall at all times maintain sufficient authorized but unissued shares of Mid-Coast Common Stock so that the Option may be exercised without authorization of additional shares of Mid-Coast Common Stock.

          (b) The shares to be issued upon due exercise, in whole or in part, of the Option, when paid for as provided herein, will be duly authorized, validly issued, fully paid and nonassessable and will be delivered free and clear of all claims, liens, encumbrances and security interests and not subject to any preemptive rights.

          (c) Mid-Coast will not, by amendment of its certificate of incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by it; and will promptly take all action as may from time to time be required (including cooperating fully with Union Bankshares in preparing applications or notices and providing information with respect to regulatory approval) in order to permit Union Bankshares to exercise the Option and Mid-Coast duly and effectively to issue shares of Mid-Coast Common Stock pursuant hereto.

     6. Adjustment Upon Changes in Capitalization.

     If Mid-Coast should split or combine the Mid-Coast Common Stock, or pay a stock dividend or other stock distribution in Mid-Coast Common Stock, or otherwise change the Mid-Coast Common Stock into any other securities, or make any other dividend or distribution in respect of the Mid-Coast Common Stock (other than normal cash dividends), then the number of shares of Mid-Coast Common Stock subject to the Option shall be adjusted so that, after such issuance, it equals 19.9% of the number of shares of Mid-Coast Common Stock then issued and outstanding without giving effect to any shares subject or issued pursuant to the Option. Nothing contained in this Section 6 shall be deemed to authorize Mid-Coast to breach any provisions of the Merger Agreement. Whenever the number of shares of Mid-Coast Common Stock purchasable upon exercise hereof is adjusted as provided in this Section 6, the Option exercise price shall be adjusted by multiplying the Option exercise price by a fraction, the numerator of which shall be equal to the number of shares of Mid-Coast Common Stock purchasable prior to the adjustment and the denominator of which shall be equal to the number of shares of Mid-Coast Common Stock purchasable after the adjustment.

     7. Registration Rights.

     Mid-Coast shall, if requested by Union Bankshares, as expeditiously as possible file a registration statement in order to permit the sale or other disposition of this Option and/or the shares of Mid-Coast Common Stock acquired upon exercise of the Option in accordance with the intended method of sale or other disposition requested by Union Bankshares. Union Bankshares shall provide all information reasonably requested by Mid-Coast for inclusion in any registration statement to be filed hereunder. Mid-Coast will use its reasonable best efforts to cause such registration statement first to become effective and then to remain effective for such period not in excess of one year from the day such registration statement first becomes effective as may be reasonably necessary to effect such sales or other dispositions. The first registration effected under this Section 7 shall be at Mid-Coast's expense except for underwriting commissions and the fees and disbursements of Union Bankshares' counsel attributable to the registration. A second registration may be requested hereunder at Union Bankshares' expense. In no event shall Mid-Coast be required to effect more than two registrations hereunder. If requested by Mid-Coast, in connection with any such registration, Union Bankshares will become a party to any underwriting agreement relating to the sale of such shares, but only to the extent of obligating itself in respect of representations, warranties, indemnities and other agreements customarily included by a selling shareholder in such underwriting agreements.

     8. Certain Puts.

     (a) Upon the occurrence of a Purchase Event that occurs prior to termination of the Option, (i) at the request of Union Bankshares, delivered while the Option (in whole or part) is exercisable, Mid-Coast shall repurchase the Option from Union Bankshares at a price equal to (x) the amount by which (a) the market/offer price (as defined below) exceeds (b) the Option exercise price, multiplied by (y) the number of shares for which the Option may then be exercised; and (ii) at the request from time to time of the owner of shares purchased pursuant to the Option, delivered while the Option (in whole or part) is exercisable (or, if it has been fully exercised, would have been exercisable had such exercise not been made), Mid-Coast shall repurchase such number of the shares issued pursuant to the Option from the owner as the owner shall designate at a price equal to the market/offer price multiplied by the number of such shares so designated. The term "market/offer price" shall mean the highest of
(i) the price per share of Mid-Coast Common Stock at which a tender offer or exchange offer therefor has been made after the date hereof, (ii) the price per share of Mid-Coast Common Stock to be paid by any third party pursuant to any merger, consolidation, share exchange or other agreement with Mid-Coast entered into after the date hereof, (iii) the average closing price for shares of Mid-Coast Common Stock within the 30-day period immediately preceding the date Union Bankshares gives notice of the required repurchase of this Option or the owner gives notice of the required repurchase of shares, as the case may be, or
(iv) in the event of a sale of all or substantially all of Mid-Coast's assets, the sum of the price paid in such sale for such assets and the current market value of the remaining assets of Mid-Coast as determined by a nationally recognized investment banking firm selected by the parties (or by an arbitrator if they cannot agree) divided by the number of shares of Mid-Coast Common Stock outstanding at the time of such sale. In determining the market/offer price, the value of consideration other than cash shall be determined by a nationally recognized investment banking firm selected by the parties (or by an arbitrator if they cannot agree), and such determination shall be conclusive and binding on all parties.

     (b) Union Bankshares or the owner, as the case may be, may exercise its right to require Mid-Coast to repurchase the Option and any shares pursuant to this Section 8 by surrendering for such purpose to Mid-Coast, at its principal office, this Option Agreement or certificates for the shares, as applicable, accompanied by a written notice or notices stating that Union Bankshares or the owner, as the case may be, elects to require Mid-Coast to repurchase the Option and/or the shares in accordance with the provisions of this Section 8. As promptly as practicable, and in any event within five (5) business days after the surrender of the Option and/or certificates representing shares and the receipt of such notice or notices relating thereto, Mid-Coast shall deliver or cause to be delivered to Union Bankshares or the owner of the shares, the applicable repurchase price therefor or the portion thereof that Mid-Coast is not then prohibited from so delivering under applicable law and regulation.

     (c) Mid-Coast hereby undertakes to use its best efforts to obtain all required regulatory and legal consents and to file any required notices in order to accomplish any repurchase contemplated by this Section 8. To the extent that Mid-Coast is prohibited under applicable law or regulation from repurchasing the Option and/or the shares in full, Mid-Coast shall immediately so notify Union Bankshares and the owner, if applicable, and thereafter deliver or cause to be delivered, from time to time, the portion of the repurchase price that it is no longer prohibited from delivering. If Mid-Coast at any time after delivery of a notice of repurchase pursuant to Section 8 is prohibited under applicable law or regulation from delivering the repurchase price in full (and Mid-Coast hereby undertakes to use its best efforts to obtain all required regulatory and legal approvals and to file any required notices as promptly as practicable in order to accomplish such repurchase), Union Bankshares and/or the owner may revoke its notice of repurchase either in whole or to the extent of the prohibition.

     9. Total Profit. Notwithstanding any other provision of this Option Agreement to the contrary, in no event shall Union Bankshares' Total Profit (as defined below) exceed $800,000 and, if it otherwise would exceed such amount, Union Bankshares, at its sole election, shall either (A) reduce any remaining shares of Mid-Coast Common Stock subject to the Option, (B) deliver to Mid-Coast for cancellation without consideration shares of Mid-Coast Common Stock previously purchased by Union Bankshares pursuant to the exercise of the Option,
(C) pay cash to Mid-Coast, (D) increase the per share exercise price, or (E) any combination of the foregoing, so that Union Bankshares' actually realized Total Profit shall not exceed $800,000 after taking into account the foregoing actions.

     As used in this Option Agreement, the term "Total Profit" shall mean the aggregate sum (prior to the payment of taxes) of the following: (i) any net cash amounts received by Union Bankshares pursuant to the sale of shares of Mid-Coast Common Stock received pursuant to the exercise of the Option (or any other securities into which such shares shall be converted or exchanged) to any unaffiliated person less Union Bankshares' purchase price of such shares, (ii) any amount received by Union Bankshares pursuant to Mid-Coast's repurchase of shares of Mid-Coast Common Stock received pursuant to the exercise of the Option less Union Bankshares' purchase price of such shares, and (iii) any amount received by Union Bankshares' pursuant to Mid-Coast's repurchase of the Option (or any portion thereof).

     10. Severability.

     If any term, provision, covenant or restriction contained in this Option Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Option Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that the Option will not permit the holder to acquire the full number of shares of Mid-Coast Common Stock provided in Section 2 hereof (as adjusted pursuant to Section 6 hereof), it is the express intention of Mid-Coast to allow the holder to acquire or to require Mid-Coast to repurchase such lesser number of shares as may be permissible, without any amendment or modification hereof.

     11. Miscellaneous.

     (a) Extension. The period for exercise by Union Bankshares and its assignees of any rights under this Option Agreement shall be extended (i) to the extent necessary to obtain all regulatory approvals for the exercise of such rights, and for the expiration of all statutory waiting periods; and (ii) to the extent necessary to avoid liability under Section 16(b) of the 1934 Act by reason of such exercise.

     (b) Consents. Each of Union Bankshares and Mid-Coast will use its best efforts to make all filings with, and to obtain consents of, all third parties and regulatory authorities necessary to the consummation of the transactions contemplated by this Option Agreement, including without limitation applying to the FRB and the Maine Bureau of Banking for approval to acquire the shares issuable hereunder.

     (c) Expenses. Except as otherwise expressly provided herein or in the Merger Agreement each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

     (d) Entire Agreement. Except as otherwise expressly provided herein or in the Merger Agreement, this Option Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and supersedes all prior agreements or understandings with respect thereto, written or oral. The terms and conditions of this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Nothing in this Option Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereof, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Option Agreement, except as expressly provided herein.

     (e) Assignment. Neither of the parties hereto may assign any of its rights or obligations under this Option Agreement or the Option created hereunder to any other person, without the express written consent of the other party.

     (f) Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by overnight express or by registered or certified mail, postage prepaid, addressed as follows:

  Mid-Coast

    Mid-Coast Bancorp, Inc.
     1768 Atlantic Highway
     Waldoboro, Maine 04572
     Attn: Wesley E. Richardson
     Fax Number: (207) 832-7516

     Copy to:  Richard Schaberg, Esq.
            Thacher Proffitt & Wood
            1700 Pennsylvania Avenue, N.W.
            Washington, DC 20006
            Fax Number: (202) 347-6238

  Union Bankshares

    Union Bankshares Co.
     66 Main Street
     P. O. Box 479
     Ellsworth, Maine 04605
     Attn: Peter A. Blyberg
     Fax Number: (207) 667-2865

    Copy to:  Kenneth F. Ehrlich, Esq.
              Peabody & Arnold, LLP
            50 Rowes Wharf
            Boston, Massachusetts 02110
            Fax Number: (617) 951-2125

     A party may change its address for notice purposes by written notice to the other party hereto.

     (g) Counterparts. This Option Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     (h) Specific Performance. The parties agree that damages would be an inadequate remedy for a breach of the provisions of this Option Agreement by either party hereto and that this Option Agreement may be enforced by either party hereto through injunctive or other equitable relief.

     (i) Governing Law. This Option Agreement shall be governed by and construed in accordance with the laws of the State of Maine applicable to agreements made and entirely to be performed within such state, and such federal laws as may be applicable.

                 [Remainder of Page Intentionally Left Blank.]

     IN WITNESS WHEREOF, each of the parties hereto has executed this Option Agreement as of the day and year first written above.

                                          MID-COAST BANCORP, INC.


                                          By: /s/ WESLEY E. RICHARDSON

                                            ------------------------------------

                                          Name: Wesley E. Richardson


                                          Title: President


Attest:


/s/ SAMUEL COHEN


---------------------------------------------------


                                          UNION BANKSHARES COMPANY


                                          By: /s/ PETER A. BLYBERG

                                            ------------------------------------

                                          Name: Peter A. Blyberg


                                          Title: President


Attest:


/s/ SALLY J. HUTCHINS

---------------------------------------------------

                                                                      APPENDIX F

                             TITLE 8.  CORPORATIONS

                      CHAPTER 1.  GENERAL CORPORATION LAW

              SUBCHAPTER IX.  MERGER, CONSOLIDATION OR CONVERSION

                           8 DEL. C. SEC. 262 (1999)

SEC. 262. APPRAISAL RIGHTS

     (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to sec. 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

     (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to sec. 251 (other than a merger effected pursuant to sec. 251(g) of this title), sec. 252, sec. 254, sec. 257, sec. 258, sec. 263 or sec. 264 of this title:

          (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of sec. 251 of this title.

          (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to sec. sec. 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

             a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

             b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

             c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

             d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

          (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under sec. 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

     (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

     (d) Appraisal rights shall be perfected as follows:

          (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2) If the merger or consolidation was approved pursuant to sec. 228 or sec. 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either
     (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constitutent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constitutent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

     (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

     (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

     (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

     (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

     (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

     (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

     (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

     (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                            UNION BANKSHARES COMPANY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Sally J. Hutchins and Peter J. Blyberg, jointly and severally, proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote, as designated below and upon any and all other matters that may properly be brought before such meeting, all shares of common stock that the undersigned would be entitled to vote at a Special Meeting of Shareholders of Union Bankshares Company ("Union"), a Maine corporation, to be held at White Birches Restaurant, Route 1, Hancock, Maine, on August 3, 2000 at 11:00 a.m., local time, or any adjournments or postponements thereof, for the following purposes:

    1. To approve the Amended and Restated Agreement and Plan of Merger dated June 20, 2000 (the "Merger Agreement") by and among Mid-Coast Bancorp, Inc., Union and UBC Acquisition Company, Inc., a wholly-owned subsidiary of Union, and the transactions contemplated by the Merger Agreement. The Merger Agreement is enclosed with the accompanying joint proxy statement as Appendix A.

                   [ ]  For        [ ]  Against        [ ]  Abstain

    2. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting, or any adjournments or postponements thereof.

                   [ ]  For        [ ]  Against        [ ]  Abstain

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" APPROVAL OF THE MERGER AGREEMENT, AND IN THE DISCRETION OF MANAGEMENT WITH RESPECT TO ANY OTHER MATTERS WHICH MAY COME BEFORE THE MEETING. Only one joint tenant need sign.

--------------------------------------
                                                  ------------------------------
Print Name                                        Signature

                                                  ------------------------------
                                                  Signature

                                                  ------------------------------


                                                  Dated:

                                                  ------------------------------

                                                  (If signing as Attorney,
                                                  Administrator, Executor,
                                                  Guardian or Trustee, please
                                                  add your full title as such).

                  PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY

                             MID-COAST BANCORP, INC.
               Proxy Solicited on Behalf of the Board of Directors

         The undersigned hereby appoints Samuel Cohen and Wesley E. Richardson, jointly and severally, proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote, as designated below and upon any and all other matters that may properly be brought before such meeting, all shares of common stock that the undersigned would be entitled to vote at a Special Meeting of Shareholders of Mid-Coast Bancorp, Inc. ("Mid-Coast"), a Delaware corporation, to be held at the Samoset Resort, Rockport, Maine, on August 3, 2000 at 3:00 p.m., local time, or any adjournments thereof, for the following purposes:

         1. To approve the Amended and Restated Agreement and Plan of Merger dated June 20, 2000 (the "Merger Agreement") by Union Bankshares Company, UBC Acquisition Company, Inc., a wholly-owned subsidiary of Union Bankshares Company, and Mid-Coast, and the transactions contemplated by the Merger Agreement. The Merger Agreement is enclosed with the accompanying joint proxy statement as Appendix A.

                  [ ]  For              [ ]  Against              [ ]  Abstain

         2. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting, or any adjournment thereof.

                  [ ]  For              [ ]  Against              [ ]  Abstain

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" APPROVAL OF THE MERGER AGREEMENT. Please sign, date and return today in the envelope provided. Only one signature is needed for joint ownership.



----------------------------                 ----------------------------
Print Name                                   Signature


[ ] I (We) plan to attend                    ----------------------------
    the special meeting.                     Signature


                                             Dated:
                                                   ----------------------
                                             (If signing as Attorney,
                                             Administrator, Executor, Guardian
                                             or Trustee, please add your title
                                             as such).

                   PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY